Exhibit 10.43

                                OPTION AGREEMENT,

                         AGREEMENT OF PURCHASE AND SALE

                                       AND

                               ESCROW INSTRUCTIONS

                                       FOR

                                  ZONES 2 AND 4

                          ELECTRONIC ARTS BUSINESS PARK

                           REDWOOD SHORES, CALIFORNIA


                                                 TABLE OF CONTENTS

ARTICLE 1:        DEFINITIONS............................................................................Page 1

ARTICLE 2:        OPTION TO PURCHASE.....................................................................Page 6
         2.1      Payment of Option Price................................................................Page 6
         2.2      Exercise of Option.....................................................................Page 6
         2.3      Approval of Title Condition............................................................Page 7
                  2.3.1    Title Report and Survey.......................................................Page 7
                  2.3.2    Objectionable Title Matters and Permitted Exceptions..........................Page 7
                  2.3.3    Cure of Objectionable Title Matters...........................................Page 7
                  2.3.4    Removal of Liens..............................................................Page 7
         2.4      Items to be Delivered Outside of Escrow................................................Page 8
                  2.4.1    Property Records and Documents................................................Page 8
                  2.4.2    Buyer's Financial Statements; Financial Condition.............................Page 8
                  2.4.3    Return of Documents; Copies of Buyer Reports..................................Page 8
         2.5      Due Diligence..........................................................................Page 8
         2.6      Effect of Exercise of Option...........................................................Page 9

ARTICLE 3:        COVENANT OF PURCHASE AND SALE AND
                  INSTRUCTIONS TO ESCROW AGENT...........................................................Page 9
         3.1      Payment of Purchase Price..............................................................Page 9
                  3.1.1    Deposit.......................................................................Page 9
                           3.1.1.1  Deposit Amount and Payment ..........................................Page 9
                           3.1.1.2  Investment of Deposit. ..............................................Page 9
                           3.1.1.3  Application of Deposit ..............................................Page 9
                           3.1.1.4  EINs ................................................................Page 9
                  3.1.2    Down Payment and Other Funds Required for Closing.............................Page 9
                  3.1.3    Balance of Purchase Price.....................................................Page 10
         3.2      Escrow Deposits........................................................................Page 10
                  3.2.1    Instruments for Conveyance of the Property ...................................Page 10
                  3.2.2    Other Escrow Deposits by Seller...............................................Page 10
                  3.2.2    Other Escrow Deposits by Buyer................................................Page 11
         3.3      Prorations and Credits.................................................................Page 11
                  3.3.1    Prorated Items................................................................Page 11
                           3.3.1.1  Taxes ...............................................................Page 11
                           3.3.1.2  Association Assessments .............................................Page 11
                           3.3.1.3  Other Revenue and Expenses ..........................................Page 11
                  3.3.2    Determination of Prorations and Credits.......................................Page 12
                  3.3.3    Utility Charges...............................................................Page 12
         3.4      Closing Costs..........................................................................Page 12
                  3.4.1    Allocation of Closing Costs...................................................Page 12
                  3.4.2    Preliminary Closing Statement.................................................Page 13
         3.5      Closing................................................................................Page 13

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                  3.5.1    Time and Place................................................................Page 13
                  3.5.2    Closing Instructions..........................................................Page 13
         3.6      Cancellation of Escrow Without Closing.................................................Page 14
         3.7      Supplemental Escrow Agreement..........................................................Page 15
ARTICLE 4:        FURTHER AGREEMENTS BETWEEN BUYER AND SELLER
                  (OF NO CONCERN TO ESCROW AGENT EXCEPT AS
                  EXPRESSLY REFERENCED IN ARTICLES 1 OR 3)...............................................Page 15
         4.1      Warranties, Representations and Covenants..............................................Page 15
                  4.1.1    By Seller.....................................................................Page 15
                  4.1.2    By Buyer......................................................................Page 17
                  4.1.3    Survival......................................................................Page 18
         4.2      Conditions to Buyer's Obligation.......................................................Page 19
                  4.2.1    Performance of Seller's Obligations...........................................Page 19
                  4.2.2    Accuracy of Warranties and Representations....................................Page 19
                  4.2.3    City Approvals................................................................Page 19
         4.3      Conditions to Seller's Obligation......................................................Page 19
                  4.3.1    Performance of Buyer's Obligations............................................Page 19
                  4.3.2    No Material Change in Financial Condition.....................................Page 19
                  4.3.3    Satisfactory Title............................................................Page 20
                  4.3.4    Accuracy of Warranties and Representations....................................Page 20
         4.4      Indemnities............................................................................Page 20
                  4.4.1    Buyer's Activities on the Property............................................Page 20
                  4.4.2    Survival......................................................................Page 20
         4.5      Damage, Destruction or Condemnation....................................................Page 20
                  4.5.1    Termination Rights............................................................Page 20
                  4.5.2    If No Termination.............................................................Page 20
                  4.5.3    Materiality...................................................................Page 21
         4.6      Assignment by Buyer....................................................................Page 21
         4.7      Rights of Parties Upon Default.........................................................Page 21
                  4.7.1    Seller's Rights ..............................................................Page 21
                  4.7.2    Buyer's Rights ...............................................................Page 22
         4.8      Termination............................................................................Page 22
                  4.8.1    By Buyer......................................................................Page 22
                  4.8.2    By Seller.....................................................................Page 22
                  4.8.3    Effect of Termination.........................................................Page 22
         4.9      Brokerage Commission...................................................................Page 23
         4.10     Post-Closing Prorations and Adjustments................................................Page 23
                  4.10.1   Real Estate Taxes and Assessments.............................................Page 23
                  4.10.2   Determinations of Post-Closing Prorations and Adjustments.....................Page 23
         4.11     Design Review..........................................................................Page 24
         4.12     Buyer's Covenants and Agreements.......................................................Page 24
                  4.12.1   Agreement for Covenants Running With the Land.................................Page 24
                  4.12.2   Development Agreement.........................................................Page 24
                  4.12.3   Payment for Improvements......................................................Page 25


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                  4.12.4   Facility Charges, School Facilities Fees and Proposed
                           Impact Fees...................................................................Page 26
                  4.12.5   Surplus Earth Material........................................................Page 27
                  4.12.6   San Carlos Airport............................................................Page 27
                  4.12.7   Density; Height of Construction...............................................Page 27
                  4.12.8   No Construction Area..........................................................Page 28
         4.13     Enforcement Costs......................................................................Page 28
         4.14     Notices................................................................................Page 29
         4.15     Binding Effect.........................................................................Page 30
         4.16     Entire Agreement; Modification.........................................................Page 30
         4.17     Captions...............................................................................Page 30
         4.18     Interpretation.........................................................................Page 30
         4.19     Mutual Cooperation; Further Assurances.................................................Page 30
         4.20     Exhibits...............................................................................Page 30
         4.21     Counterparts...........................................................................Page 31
         4.22     Governing Law..........................................................................Page 31
         4.23     Recording..............................................................................Page 31
         4.24     TIME OF THE ESSENCE....................................................................Page 31
         4.25     Confidentiality........................................................................Page 31
         4.26     Buyer's Financing Covenants; Remedies..................................................Page 32
                  4.26.1   Permits and Legal Requirements................................................Page 32
                  4.26.2   Notices of Change.............................................................Page 32
                  4.26.3   Insurance.....................................................................Page 32
                  4.26.4   Financial Covenants and Future Financial Condition............................Page 33
                  4.26.5   Environmental Compliance......................................................Page 33
                  4.26.6   Default and Remedies..........................................................Page 33

Exhibit
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    A         Description of Property
    B         Form of Grant Deed
    C         Form of Transferor's Certification of Non-Foreign Status
    D         Form of Seller's Closing Certificate
    E         Exceptions to Seller's Representations and Warranties
    F         Schedule of Property Records
    G         Form of Assumption and Covenants Agreement
    H         Terms of Surplus Earth Materials Option
    I         Form of Assignment of Sewage Treatment Capacity
    J         Form of Assignment and Assumption of Development Agreement and Permits
    K         Form of Promissory Note
    L         Form of Deed of Trust
    M         Form of Continuing Guaranty
    N         No Build Zones
    O         Form of Easement Agreement
    P         Form of Exercise Notice

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                                OPTION AGREEMENT,
                         AGREEMENT OF PURCHASE AND SALE
                                       AND
                               ESCROW INSTRUCTIONS
                                       FOR
                                  ZONES 2 AND 4
                          ELECTRONIC ARTS BUSINESS PARK
                           REDWOOD SHORES, CALIFORNIA



         THIS AGREEMENT AND THESE ESCROW INSTRUCTIONS ("Agreement") are made as of April 5, 1999, by and between ELECTRONIC ARTS REDWOOD, INC., a Delaware corporation ("Seller"), and Spieker Properties, L.P., a California limited partnership ("Buyer").

         Article 1 of this Agreement consists of definitions used throughout this Agreement.

         Article 2 of this Agreement consists of the Option to Purchase granted to Buyer, and includes certain instructions to Escrow Agent.

         Article 3 of this Agreement constitutes instructions to Escrow Agent (defined below), as well as agreements between Buyer and Seller.

         Article 4 of this Agreement consists of further agreements between Buyer and Seller, with which Escrow Agent need not be concerned (except as otherwise directed in Article 3). Escrow Agent may rely entirely on the instructions contained in Article 3; however, as between Buyer and Seller, the provisions of Article 4 shall control if there is any inconsistency between those provisions and the instructions in Article 3.

         NOW, in consideration of the mutual covenants and conditions contained herein, Seller and Buyer hereby agree as follows:

ARTICLE 1:  DEFINITIONS

The following terms, wherever used in this Agreement, shall have the respective meanings set forth below:

         1.1 Broker. "Broker" means The Commercial Property Services Company, 1740 Technology Drive, Suite 180, San Jose, California 95110.

         1.2 Buyer's Closing Documents. "Buyer's Closing Documents" has the meaning specified in Section 3.2.3.

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         1.3 Buyer's Title Policy.  "Buyer's Title Policy" means a standard CLTA
Owner's Policy of Title Insurance in the amount of the Purchase Price, insuring fee title to the Property in Buyer subject only to Permitted Exceptions, together with such endorsements as the Title Company commits to issue.

         1.4 Closing Date. "Closing Date" means the date upon which Closing occurs, which shall be two (2) business days after the Parties have secured the City Approvals required pursuant to Section 4.3.3; provided, however, in the event title to the Property has not been conveyed to Seller by FFLP on or before the said Closing Date, the Closing Date shall be delayed up to sixty (60) days after the Option Date to permit such conveyance.

         1.5 Closing. "Closing" means the recordation of the Deed in the Official Records of San Mateo County, California, concurrently with the delivery of the Down Payment, the Note, the Deed of Trust, and the Guaranty.

         1.6  Contract  Assignment.   "Contract   Assignment"  has  the  meaning
specified in Section 3.2.1.

         1.7 Days and Business Days. The term "day" means a calendar day, and the term "Business Day" means any day on which commercial banks are generally open for business in the State of California. Any period of time specified in this Agreement which would otherwise end upon a non-Business Day shall be extended to, and shall end upon, the next following Business Day.

         1.8 Deed. "Deed" means a grant deed in the form attached hereto as Exhibit B, conveying the Property to Buyer.

         1.9 Deed of Trust. "Deed of Trust" means a deed of trust of Buyer substantially in the form of Exhibit L attached hereto covering the Property and securing the Note. The Deed of Trust shall be a first priority lien on the Property.

         1.10 Deposit. "Deposit" shall have the meaning ascribed to that term in
Section 3.1.1.

         1.11 Development Agreement. "Development Agreement" means that certain Development Agreement dated as of November 7, 1996, by and between Flatirons Funding, Limited Partnership, a Delaware limited partnership, and the City of Redwood City (the "City") and recorded November 8, 1996, as Instrument No. 96-138988, Official Records, San Mateo County, California, as amended by that First Amendment to Development Agreement dated as of April 15, 1998 and recorded on April 15, 1998, as Instrument No. 98-054809, Official Records, San Mateo County, California; that First Amendment to Development Agreement dated as of April 6, 1998 and recorded on August 25, 1998 (recorded to correct typographical errors of the First Amendment recorded on April 15, 1998), as Instrument No. 98-135753, Official Records, San Mateo County, California; and that Second Amendment to Development Agreement dated as of August 31, 1998 and recorded on September 2, 1998, as Instrument No. 98-141937, Official Records, San Mateo County, California.

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         1.12  District  Agreement.  "District  Agreement"  means  that  certain
Development Agreement GID 1-64, dated June 16, 1982, by and between Redwood Shores Properties (as assignee of Redwood Shores, Inc.), City, and the Redwood City General Improvement District No. 1-64, and recorded July 8, 1982, as Instrument No. 82-057195, Official Records, San Mateo County, California, as amended.

         1.13 Down Payment. "Down Payment" means that amount equal to seventeen percent (17%) of the Purchase Price.

         1.14 Effective Date. "Effective Date" means the date first above written.

         1.15 Environmental Laws. "Environmental Laws" means any federal, state, local or administrative agency ordinance, law, rule, regulation, order or requirement relating to environmental conditions or Hazardous Substances.

         1.16 Environmental Report. "Environmental Report" means that certain "Environmental Site Assessment" dated February 7, 1995, prepared by Applied Geosciences, Inc. together with that certain "Phase II Subsurface Investigation" dated February 13, 1995, prepared by Applied Geosciences, Inc., covering the Property.

         1.17 Escrow Agent. "Escrow Agent" means the Title Company, acting through its offices at 1737 North First Street, Suite 100, San Jose, California 95112, Attn: Susan Melton.

         1.18 Escrow. "Escrow" means the escrow established by and pursuant to this Agreement, with Escrow Agent, for purposes of consummating the sale and purchase of the Property in accordance with this Agreement.

         1.19 Exercise Notice. "Exercise Notice" means the notice from Buyer to Seller whereby Buyer elects to exercise its option to purchase set forth in
Article 2, such notice to be in the form of Exhibit P attached hereto.

         1.20 FFLP. "FFLP" means Flatirons Funding, Limited Partnership, a Delaware limited partnership.

         1.21 Gross Building Floor Area. "Gross Building Floor Area" or "GBFA" means the sum total of all floor areas contained within the exterior walls of office buildings and special purpose accessory structures, including but not limited to cafeteria, day care, fitness and conferencing facilities, constructed on the Property including stairways, elevator shafts, other shafts, mechanical rooms, vents, and internal support facilities, but excluding those portions of mechanical or utility structures and storage areas located on the roof to the extent such structures are not considered by the City as building floor area for purposes of determining parking requirements, traffic generation, building density or other similar development limitations under existing development regulations.

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

         1.22 Guaranty. "Guaranty" means the corporate guaranty of Spieker Properties, Inc. substantially in the form of Exhibit M attached hereto provided by Buyer as additional security for the Note.

         1.23 Hazardous Substance. "Hazardous Substance" means any petroleum or petroleum-related product, any materials containing friable asbestos or any other hazardous or toxic waste or substance (as such terms are used in applicable federal and/or state Laws regulating the generation, storage, transportation, discharge, disposal, release or removal of environmentally hazardous substances).

         1.24 Last Closing Date. "Last Closing Date" means [60 days after Option Date].

         1.25 Laws. "Laws" means any and all:

                  (i) Constitutions, statutes, ordinances, rules, regulations, orders, rulings or decrees of the United States, the State of California, or of the county and any municipality in which the Property is located or any authority, agency, division, district, court or other authority thereof; and

                  (ii) Agreements with or covenants or commitments to any government agency or other authority which are binding upon Seller or any of the Property (including, without limitation, any requirements or conditions for the use or enjoyment of any license, permit, approval, authorization or consent legally required for the operation of the Property).

         1.26 Note. "Note" means a promissory note in the form of Exhibit K attached hereto, secured by the Deed of Trust and the Guaranty.

         1.27 Option Date. "Option Date" means April 9, 1999.

         1.28 Option Price. "Option Price" means $250,000.00 (Two Hundred Fifty Thousand Dollars).

         1.29 Park. "Park" means the Electronic Arts Business Park.

         1.30 Park CC&Rs. "Park CC&Rs" shall mean that certain Declaration of Covenants, Conditions, Easements and Restrictions of the Electronic Arts Business Park, dated September 3, 1998, and recorded September 18, 1998, as Instrument No. 98-150182 in the Official Records, San Mateo County, California.

         1.31 Parties and Party. "Parties" means Buyer and Seller together and "Party" may mean either Buyer or Seller, as the case may be.

         1.32 Permit. "Permit" means any permit, certificate, license or other form of authorization or approval issued by a government agency or authority and legally required for the proper operation and use of the Property (including, without limitation, any conditional use permits and zoning variances) to the extent held and assignable by Seller or otherwise transferable with the Property.

         1.33 Permitted Exceptions. "Permitted Exceptions" means (i) liens for real property taxes and assessments for the current year, not yet delinquent,
(ii) liens or encumbrances arising out of any activity of Buyer with respect to the Property, (iii) the Development Agreement; (iv) the District Agreement, (v) covenants, conditions, easements, and restrictions of record approved by Buyer pursuant to Section 2.3, (vi) the Park CC&Rs, (vii) standard "printed form" exceptions and exclusions from coverage customarily included within the form of the Buyer's Title Policy, and (viii) any other matter deemed to be a Permitted Exception pursuant to Section 2.3.

         1.34 Property. "Property" means (1) that certain parcel described in Exhibit A hereto, together with (2) all appurtenant rights (including, without limitation, rights of access to adjoining streets and rights-of-way, water and riparian rights, and easements).

         1.35 Purchase Price. "Purchase Price" means the gross purchase price being paid by Buyer to Seller for the Property, namely $35,500,000.00 (Thirty Five Million Five Hundred Thousand Dollars).

         1.36 Right of Way Easement. "Right of Way Easement" means that easement from FFLP to Buyer set forth in Exhibit O.

         1.37 RSP. "RSP" means Redwood Shores Properties, a California joint venture general partnership.

         1.38 Seller's Closing Documents. "Seller's Closing Documents" has the meaning specified in Section 3.2.2.

         1.39 Seller's Knowledge. "Seller's Knowledge" means the actual (and not the constructive) current knowledge of James F. Healey, who is responsible for asset management of the Property, and does not imply any inspection, examination or other inquiry undertaken by Seller or said individual to determine the accuracy of any representation, warranty or other statement made "to Seller's Knowledge" in this Agreement or in any of Seller's Closing Documents.

         1.40 Seller's Title Policy. "Seller's Title Policy" means an ALTA Lender's Policy of Title Insurance in the amount of the Note, showing title to the Property vested in Buyer, subject only to the first deed of trust lien of the Deed of Trust and to the Permitted Exceptions.

         1.41 Shores CC&Rs means that certain The Shores Business Center Declaration of Covenants, Conditions, Restrictions and Charges for Commercial Development dated January 8, 1981, and recorded February 6, 1981, as Instrument No. 69666AS, Official Records, San Mateo County, California.

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

         1.42 Survey. "Survey" means that certain ALTA survey of the Park, prepared by Bohley/Maley Associates, as job number 97023 and certified as of March 27, 1998, by Lisa M. Maley, L.S.

         1.43 Title Report. "Title Report" means the Preliminary Report prepared by Title Company pursuant to Section 2.3.1.

         1.44  Title  Company.   "Title  Company"  means  First  American  Title
Insurance Company.

         1.45 Title Policies. "Title Policies" means, collectively, the Buyer's Title Policy and the Seller's Title Policy.

         1.46 Other Definitions. Terms defined in any other part of this Agreement shall have the defined meanings wherever capitalized herein. As used in this Agreement, the terms "herein," "hereof" and "hereunder" refer to this Agreement in its entirety and are not limited to any specific sections; and the term "person" means any natural person, other legal entity, or combination of natural persons and/or other legal entities acting as a unit. Wherever appropriate in this Agreement, the singular shall be deemed to refer to the plural and the plural to the singular, and pronouns of certain genders shall be deemed to comprehend either or both of the other genders.

ARTICLE 2:  OPTION TO PURCHASE

In accordance with and subject to the terms of this Agreement, Seller grants Buyer an option to purchase the Property in consideration for Buyer's payment to Seller of the Option Price. No later than two Business Days after the Effective Date, Buyer shall open Escrow by delivery of a copy of this Agreement to Escrow Agent, and Escrow Agent shall promptly notify Seller of such delivery and shall evidence its agreement to act as Escrow Agent hereunder by countersigning and delivering to each Party a copy of this Agreement.

         2.1 Payment of Option Price. Concurrently with the execution of this Agreement, Buyer shall pay to Seller the Option Price. The Option Price shall be deemed fully earned and not refundable except as expressly provided herein, and Seller may deposit the Option Price in Seller's own accounts without restrictions. At the Closing, the Option Price shall be applied against the Down Payment.

         2.2 Exercise of Option. At any time on or before 5:00 p.m. Pacific Time on the Option Date, Buyer may elect to purchase the Property in accordance with the terms of this Agreement by delivering the Exercise Notice in the form of Exhibit P to Seller in accordance with the provisions of Section 4.14 hereof, and by simultaneously depositing the Deposit into Escrow in accordance with the provisions of Section 3.1.1 hereof. Delivery of the Exercise Notice and Deposit shall be irrevocable except as specifically provided herein.

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         2.3      Approval of Title Condition.

                  2.3.1 Title Report and Survey. Within two (2) business days after the Effective Date, Seller shall deliver the Survey to Buyer and shall cause Title Company to prepare the Title Report and to deliver the Title Report to Buyer, together with copies of all recorded documents referenced in the Title Report or on the Survey.

                  2.3.2 Objectionable Title Matters and Permitted Exceptions. Buyer shall promptly review the Title Report and shall within ten (10) days after receipt thereof advise Seller in writing of any exceptions to or defects in Seller's title to which Buyer objects ("Objectionable Title Matters"). In case any exceptions to or defects in Seller's title may be first disclosed to or discovered by Buyer after delivery of the Title Report, Buyer shall have five (5) days to review and approve or object to such exceptions, in the latter case such objections also becoming Objectionable Title Matters. All exceptions and other defects disclosed by the Title Report or the Survey or as disclosed to or discovered by Buyer after delivery of the Title Report and which Seller has not elected to cure in accordance with Section 2.3.3, shall, from and after the Option Date, be deemed Permitted Exceptions. No exceptions for a mortgage, deed of trust, or other consensual lien for repayment of money shall be deemed to be a Permitted Exception.

                  2.3.3 Cure of Objectionable Title Matters. Seller shall have no obligation to cure any Objectionable Title Matter. Seller may, at Seller's option, elect to cure any Objectionable Title Matter by any of the following, delivered to Buyer prior to the Option Date:

                           (i) Where such Objectionable Title Matter would otherwise be within the scope of coverage of Buyer's Title Policy, written confirmation from the Title Company that such Objectionable Title Matter will not be scheduled as an exception in Buyer's Title Policy,

                           (ii) Written confirmation from the Title Company that
                  it will affirmatively insure Buyer against loss resulting from such Objectionable Title Matter, by an endorsement to Buyer's Title Policy in a form reasonably satisfactory to Buyer, provided that Buyer shall not be obligated to incur any cost or liability with respect to an endorsement over an Objectionable Title Matter, or

                           (iii) Seller's  unconditional  written undertaking to
                  take, at or before Closing, such steps as the Title Company requires to accomplish either (i) or (ii) above.

                  2.3.4 Removal of Liens. Notwithstanding any other provision hereof, Seller shall obtain the full reconveyance, release or other discharge, of record, at or prior to Closing, or any mortgage, deed of trust or other consensual lien created by Seller, Seller shall instruct the Escrow Agent to pay all such liens from funds in Escrow, and Seller shall convey the Property to Buyer free of any such lien.

         2.4      Items to be Delivered Outside of Escrow.

                  2.4.1 Property Records and Documents. Within 2 days after the Effective Date, Seller shall deliver to Buyer, or make available to Buyer in Seller's office, each of the items specified in the schedule of Property Records attached hereto as Exhibit F, to the extent such item is within Seller's possession or control. On receipt of such items, Buyer shall acknowledge that it has received delivery of the items indicated to be delivered to it on Exhibit F and that it has generally had access, at such location, to the other items indicated on Exhibit F.

                  2.4.2 Buyer's Financial Statements; Financial Condition. Buyer shall submit to Seller, for approval by Seller, Buyer's financial statements for its two most recent fiscal years and a year-to-date financial statement for the period from the date of the last financial statement. After review of Buyer's financial statements, Seller may request, in its sole discretion, additional collateral for Buyer's obligations under the Note. If Buyer fails or refuses to provide such additional collateral, Seller may terminate this Agreement without any further liability to Buyer and Seller shall promptly repay the Option Price to Buyer. Buyer shall not be entitled to any interest on the Option Price.

                  2.4.3 Return of Documents; Copies of Buyer Reports. If this Agreement terminates without Closing, each party shall promptly return to the other each item provided pursuant to this Section 2.4, and shall diligently undertake either to have delivered to such other party or destroyed every copy, digest or summary made of any such item; and Buyer shall also furnish Seller with the original or a true and complete copy of each survey, inspection report and other written study concerning the Property which Buyer obtained from other sources, but without any representation or warranty by Buyer.

         2.5 Due Diligence. During the period between the Effective Date and the Option Date, Buyer shall conduct its due diligence, including but not limited to, the following:

                  (i)    The environmental integrity of the Property;

                  (ii) All other aspects of the physical condition of the Property;

                  (iii)  The condition of Seller's title to the Property;

                  (iv) The condition of the entitlements and permits for the Property;

                  (v)    The operating history of the Property;

                  (vi) Acquisition of a commitment from the Title Company to issue Buyer's Title Policy in accordance with Section 2.7.2.

         2.6 Effect of Exercise of Option. Upon Buyer's delivery of the Exercise Notice to Seller, Buyer shall be deemed to have waived all its due diligence requirements and to have accepted the Property in accordance with the terms of this Agreement with title subject to the Permitted Exceptions as determined under Section 2.3 hereof.

ARTICLE 3:  COVENANT OF PURCHASE AND SALE AND INSTRUCTIONS TO ESCROW AGENT

Upon Buyer's exercise of the Option to purchase granted in Article 2 hereof, in accordance with and subject to the terms and conditions of this Agreement, Seller shall sell and convey the Property to Buyer, and Buyer shall purchase and accept the Property from Seller, for the Purchase Price. In connection with the administration of Escrow and Closing, Buyer and Seller hereby agree, and advise and instruct Escrow Agent, as follows:

         3.1      Payment of Purchase Price.

                  3.1.1 Deposit.

                           3.1.1.1 Deposit Amount and Payment. Concurrently with
                  delivery of the Exercise Notice, Buyer shall deliver the Deposit into Escrow. For purposes of this Agreement, the "Deposit" shall be that amount equal to the difference between the Down Payment and the Option Price, or the sum of $5,785,000.00 (Five Million Seven Hundred Eighty Five Thousand Dollars).

                           3.1.1.2 Investment of Deposit. The Deposit, while held in Escrow, shall be held by the Escrow Agent in a federally-insured, interest-bearing account with a national banking association. All interest earned on the Deposit while in Escrow shall be added to, and become part of, the Deposit.

                           3.1.1.3 Application of Deposit. If Buyer, in breach of its obligations under this Agreement, fails to purchase the Property, Seller upon termination of this Agreement shall be entitled to retain the Deposit as liquidated damages (and not as a penalty), as provided in Section 4.7 (with which Escrow Agent need not otherwise be concerned after its delivery of the Deposit to Seller). At Closing, the Deposit shall be applied against the Down Payment.

                           3.1.1.4 EINs. For Escrow Agent's information, Buyer's
                  Employer Identification Number is 94-3188774 and Seller's Employer Identification Number is 94-2838567.

                  3.1.2 Down Payment and Other Funds Required for Closing. Not later than five (5) Business Days after the Option Date, Buyer shall deposit in Escrow current funds in an amount equal to Buyer's share of Closing costs under Section 3.4, plus or minus (as the case may be) the net amount of prorations and other credits under Section 3.3.

                  3.1.3. Balance of Purchase Price. Not later than five (5) Business Days after the Option Date, Buyer shall deposit in Escrow the Note and Deed of Trust for the balance of the Purchase Price. The Note shall bear interest at the rate of seven percent (7%) per annum. Principal and interest shall be payable in level quarterly payments of principal and interest, due the twentieth day of March, June, September, and December of each year, commencing September 20, 1999, with a final payment of all unpaid principal and accrued and unpaid interest due on June 20, 2001. Buyer shall have no right to prepay the Note. Seller shall have the right to call all or any portion of the outstanding principal upon thirty (30) days written notice.

         3.2      Escrow Deposits.

                  3.2.1 Instruments for Conveyance of the Property. Except as noted in this Section 3.2.1, not later than five (5) Business Days after the Option Date, Seller shall deposit or cause to be deposited in
         Escrow:

                           (i) The Deed; provided the Deed may be deposited into
                  Escrow up to two (2) Business Days after the deed from FFLP conveying title to the Property to Seller is deposited into Escrow if such date is later than the date specified above.

                           (ii) Two counterparts of an assignment and assumption
                  agreement (the "Contract Assignment"), substantially in the form attached hereto as Exhibit J, assigning to Buyer the Development Agreement and the Permits.

                           (iii) Two counterparts of a covenants  agreement (the
                  "Covenants Agreement") in the form attached hereto as Exhibit G, in accordance with Section 4.13.1 hereof.

                           (iv) Right of Way Easement.

                  3.2.2 Other Escrow Deposits by Seller. In addition to the deposits required under Section 3.2.1, Seller shall also deposit in Escrow, at least one Business Day prior to the Closing Date:

                           (i) A Certificate of Non-Foreign Ownership with respect to the Property (a "FIRPTA Certificate"), substantially in the form attached hereto as Exhibit C, together with the California equivalent thereof.

                           (ii) A certificate, dated as of Closing, substantially in the form attached hereto as Exhibit D, that all of the warranties and representations of Seller contained in Section 3.2.1 are true and correct in all material respects as of the Closing Date, except for matters specified in such certificate ("Seller's Closing Certificate").

                           (iii) Such other  documents as the Title  Company may
                  reasonably require to effect Closing (but without materially increasing Seller's obligations, liabilities or expenses hereunder).

         Each of the documents specified in this Section and in Section 3.2.1 ("Seller's Closing Documents") shall have been duly executed and, if appropriate, acknowledged, by Seller.

                  3.2.3 Other Escrow Deposits by Buyer. In addition to the deposit of funds under Section 3.1.2 and documents under Section 3.1.3, Buyer shall deposit in Escrow, not later than five (5) Business Days after the Option Date:

                           (i) The Note.

                           (ii) The Deed of Trust.

                           (iii) The Guaranty.

                           (iv) Two counterparts of the Contract Assignment.

                           (v) Two counterparts of the Covenants Agreement.

                           (vi) Such other  documents  as the Title  Company may
                  reasonably require to effect Closing (but without materially increasing Buyer's obligations, liabilities or expenses hereunder); provided that for any documents which Title Company first request after the Option Date, Buyer shall have five (5) Business Days after such request to deposit such documents into Escrow.

         Each of the documents specified in this Section ("Buyer's Closing Documents") shall have been duly executed and, if appropriate, acknowledged by Buyer.

         3.3      Prorations and Credits.

                  3.3.1 Prorated Items. The following items shall be prorated between Seller and Buyer as of 12:00:01 a.m., local time, on the Closing Date:

                           3.3.1.1 Taxes.  All real estate taxes and assessments
                  (including, without limitation, the current year's installment of any bond assessments) and all personal property taxes with respect to the Property.

                           3.3.1.2 Association Assessments.  All Assessments due
                  the Shores Business Center Association or the Electronic Arts Business Park Association.

                           3.3.1.3  Other   Revenue  and  Expenses.   All  other
                  periodic  revenues and periodic  charges  attributable  to the
                  Property,   but  excluding   insurance   premiums.

                  (Seller's   insurance  with  respect  to  the  Property  shall
                  terminate as of Closing and shall not be assigned to Buyer.)

                  3.3.2 Determination of Prorations and Credits. The prorations and credits provided for in this Section 3.3 shall be effected through Escrow, based upon:

                           (i) In the case of real estate taxes and assessments,
                  the most recent available tax bill for the Property;

                           (ii) In the case of all other prorations and credits,
                  a proration statement which Buyer and Seller shall jointly prepare and deliver to Escrow Agent not later than five (5) Business Days after the Option Date, to be updated at least two (2) Business Days prior to the Closing Date.

         After taking all such prorations and credits into account, the net amount owing to Seller or Buyer (as the case may be) shall be added to or deducted from the proceeds of the Down Payment payable to Seller at Closing.

                  3.3.3 Utility  Charges.  Notwithstanding  any other  provision hereof, use charges for any utility serving the Property shall be prorated only if Seller and Buyer are unable to arrange for a final billing to Seller through the day preceding Closing, without interruption of such utility service. The Parties shall cooperate, each using reasonable efforts, to make such arrangements for each utility serving the Property.

         3.4      Closing Costs.

                  3.4.1 Allocation of Closing Costs. Closing costs shall be allocated between Buyer and Seller as follows:

                           (i) Seller shall pay:

                                    (A) Applicable County transfer taxes; and

                                    (B) Recording charges.

                           (ii) Buyer shall pay:

                                    (A) All costs  associated  with the issuance
                           of the Title Policies, including without limitation, the charges for any title insurance endorsements requested by Buyer, and the cost of updating or replacing the Survey;

                                    (B) Escrow  Agent's  fees and  expenses  for
                           administering Escrow; and

                                    (C) All fees charges and expenses related to
                           Buyer's financing for the purchase of the Property (including, without limitation, any additional premium for a lender's policy of title insurance).

         Any other charges and expenses incurred by Escrow Agent in effecting Closing shall be allocated between the Parties in accordance with the custom of the county in which the Property is located. Each of the parties shall pay the fees of its attorneys, accountants and consultants.

                  3.4.2 Preliminary Closing Statement. At least one Business Day prior to the Closing Date, Escrow Agent shall prepare and submit to each of Buyer and Seller preliminary Closing statements, showing the Parties' respective amounts of Closing costs, the Deposit balance (including interest earned to such date), the net credit due to Seller or Buyer under Section 3.3 and the net amount of funds required to be deposited by Buyer in order to effect Closing hereunder.

         3.5      Closing.

                  3.5.1 Time and Place. Closing shall take place at the Escrow Agent's offices, as soon as the conditions specified in clauses (i) through (iii) of Section 3.5.2 are satisfied. If Escrow Agent is unable to close Escrow by the Last Closing Date in compliance with Section 3.5.2, Escrow Agent shall hold Escrow open and effect Closing as soon as it is able to do so in compliance with such provision, unless Escrow Agent receives written demand from either Buyer or Seller for cancellation of Escrow (in which event, Escrow Agent shall proceed in accordance with Section 3.6).

                  3.5.2    Closing Instructions.  As soon as:

                           (i) Seller has delivered into Escrow Seller's Closing
                  Documents   and  Buyer  has  approved  each  of  the  same  as
                  satisfying the requirements of this Agreement; and

                           (ii) Buyer has delivered into Escrow the funds required to effect Closing hereunder and Buyer's Closing Documents, and Seller has approved Buyer's Closing Documents as satisfying the requirements of this Agreement; and

                           (iii) Title Company is prepared (a) to issue to Buyer
                  the Buyer's Title Policy in the amount of the Purchase Price subject only to the Permitted Exceptions and (b) to issue to Seller the Seller's Title Policy in the amount of the Note, subject only to the first deed of trust lien as to the Deed of Trust and to the Permitted Exceptions; and

                           (iv) City has  delivered  to Escrow  the duly  signed
                  resolutions authorizing and approving the Contracts Assignment in accordance with Section 4.12.2;

                  Escrow Agent shall cause the Title Company to record the Deed and shall then close Escrow by:

                           (iv) Disbursing the funds in Escrow as follows:

                                    (A) To cover  Closing  costs and  payment of
                           commissions to Seller's Broker;

                                    (B)  To  Seller,  the  amount  of  the  Down
                           Payment, plus the net credit, if any, to Seller under
                           Section 3.3 and minus (1) the net credit, if any, to Buyer under Section 3.3 and (2) Seller's share of Closing costs; and

                                    (C) To Buyer,  any funds remaining in Escrow
                           after  the  foregoing   disbursement  to  Seller  and
                           payment of all of the Closing costs;

                           (v) Delivering to Buyer a copy of the Deed as recorded, showing the recording data thereon, and the rest of Seller's Closing Documents; and

                           (vi) Delivering to Seller Buyer's Closing Documents.

         3.6 Cancellation of Escrow Without Closing. After the Last Closing Date, upon receiving a written demand from either Party for cancellation of Escrow, Escrow Agent shall promptly deliver a copy of such demand to the other Party and shall then proceed as follows:

                  (i) If, by close of business on the fifth Business Day after Escrow Agent gives the other Party a copy of such demand for cancellation, Escrow Agent has not received from such other Party written instructions which conflict in any way with such demand, Escrow Agent shall cancel Escrow, disburse the Deposit as directed in such demand (or, if no directions are given in such demand regarding the Deposit, disburse the Deposit to Seller) and return every other item deposited in Escrow to the Party which deposited the same; or

                  (ii) If, by close of business on the fifth Business Day after Escrow Agent gives the other Party a copy of such demand for cancellation, Escrow Agent has received conflicting written instructions from such other Party, Escrow Agent shall take no further actions with respect to Escrow (other than to continue to invest and reinvest the Deposit as provided in Section 3.1.1) except (A) in accordance with joint written instructions of Seller and Buyer or (B), upon advice of Escrow Agent's legal counsel, in accordance with a certified copy of the order or judgment of court; provided, however, that if Seller and Buyer have not provided Escrow Agent with joint written instructions as to the disposition of Escrow (and all items deposited therein) within 60 days after Escrow Agent's receipt of such demand for cancellation, Escrow Agent shall have the right (at any time thereafter) to commence an action in interpleader against Seller and Buyer and, in connection therewith, to deposit all funds and other items held in Escrow with the court hearing such action, whereupon Escrow Agent shall be relieved of all further obligations and duties with respect to Escrow.

Buyer and Seller, jointly and severally, shall hold harmless and indemnify Escrow Agent from and against any costs and expenses incurred by it in connection with any interpleader action commenced pursuant to clause (ii) above. Upon cancellation of Escrow, either pursuant to this Section or other joint written instructions of the Parties, Buyer and Seller shall each pay one-half of Escrow Agent's reasonable and customary cancellation fees.

         3.7 Supplemental Escrow Agreement. Buyer and Seller shall execute such supplemental escrow instructions or supplemental escrow agreement as Escrow Agent may reasonably request, provided the provisions of such instructions or agreement do not materially conflict with the provisions of this Agreement. In the event of any conflict between this Agreement and such supplemental instructions, this Agreement shall control.

ARTICLE 4: FURTHER AGREEMENTS BETWEEN BUYER AND SELLER (OF NO CONCERN TO ESCROW AGENT EXCEPT AS EXPRESSLY REFERENCED IN ARTICLES 1 OR 3)

         4.1      Warranties, Representations and Covenants.

                  4.1.1 By Seller. Seller hereby warrants, represents and/or covenants to Buyer that, except as disclosed in Exhibit E attached hereto:

                           (i) Title to the  Property is held of record by FFLP.
                  Seller has the contractual right and ability to acquire record title to the Property at or before the Closing hereunder. In all other respects, Seller has full right and power to convey the Property in accordance with this Agreement.

                           (ii) To Seller's  Knowledge,  Seller has not received
                  written notice from any government authority, agency or officer that the current condition, occupancy or use of the Property causes a material violation of any applicable Law.

                           (iii) There are no  lawsuits  pending or, to Seller's
                  Knowledge, threatened whose outcome could adversely affect title to or the use, occupancy or operation of the Property or Seller's ability to convey any of the Property to Buyer under this Agreement (including, without limitation, actions for condemnation).

                           (iv) Seller is a  corporation  organized and existing
                  under the laws of the State of Delaware; is in good standing and qualified to do business in every other jurisdiction where such qualification is legally required; has full power to enter into this Agreement and to fulfill its obligations hereunder; and has caused this Agreement to be duly executed and delivered to Buyer.

                           (v) No government or third party approvals or consents are required for Seller's execution and delivery of, or performance of its obligations under, this Agreement.
                  Seller's execution and performance of this Agreement do not and will not violate, and are not restricted by, any other contractual obligation or any Law to which Seller is a party or by which Seller or any of the Property is bound.

                           (vi) With respect to environmental  matters affecting
                  the Property:

                                    (A) To Seller's  Knowledge,  the Property is
                           not in violation of any of the Environmental Laws (hereinafter defined). Neither Seller nor to Seller's Knowledge any third party has engaged in any operations or activities upon, or any use or occupancy of the Property, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Substance (whether legal or illegal, accidental or intentional) on, under or in the Property, or transported any Hazardous Substance to, from or across the Property.

                                    (B)  No   Hazardous   Substance   has   been
                           constructed, deposited, stored, or otherwise located on, under or in the Property by Seller or to Seller's Knowledge by any third party.

                                    (C) Seller has not received  notice,  nor is
                           Seller aware, that any Hazardous Substance has migrated from other properties upon or beneath the Property.

                           (vii) Except for Broker, Seller has not engaged or dealt with any broker, finder or similar agent in connection with the transaction contemplated by this Agreement.

                           (viii) During the period from the  Effective  Date to
                  Closing, Seller shall:

                                    (A)  Maintain  the  Property  in its present
                           condition and state of repair and maintenance (subject to casualty damage and to normal wear and tear); and

                                    (B) Take reasonable measures to preserve and
                           enforce all of its rights and remedies with respect to the Property and the Development Agreement.

                           (ix) During the period from the Effective Date to Closing, Seller shall not do anything else which would impair its title to any of the Property or materially alter the operation of the Property.

                           (x) During the period from the Effective Date to Closing, Seller shall provide to Buyer, its agents, consultants, accountants and counsel upon 24 hours' prior notice (which may be by telephone or facsimile transmission),
                  (A) access at all reasonable times to all of Seller's contracts, books and records and other documents, pertaining to the period of time commencing February 15, 1995, and relating to the acquisition, occupancy, operation, maintenance and repair of the Property by Seller (excluding any appraisals, internal valuations or attorney-client privileged materials), with the right to make photocopies thereof, (B) subject to the foregoing exclusions, access to all such other information pertaining to the period of time commencing February 15, 1995 regarding the Property and in Seller's possession or control (including copies of such contracts, books and records and other documents) as Buyer may reasonably request, and (C) access to the Property at all reasonable times for purposes of conducting (at Buyer's expense and liability) any examinations, surveys and tests as Buyer may reasonably require; provided, however, that Buyer shall not have any right to conduct any drilling, boring or other intrusive or destructive testing of the Property without Seller's prior written consent.

                  4.1.2  By  Buyer.   Buyer  hereby  warrants,   represents  and
                  covenants to Seller that:

                           (i) Buyer is a limited  partnership  duly  organized,
                  validly existing and in good standing under the laws of the state of California; is in good standing and qualified to do business in every other jurisdiction where such qualification is legally required; has full power to enter into this Agreement and to fulfill its obligations hereunder; and has caused this Agreement to be duly executed and delivered to Seller.

                           (ii) No government or other third-party  approvals or
                  consents are required for Buyer's execution and delivery of or performance of its obligations under, this Agreement. Buyer's execution and performance of this Agreement do not and will not violate, and are not restricted by any other contractual obligation or applicable Law to which Buyer is a party or by which Buyer is otherwise bound.

                           (iii) There are no lawsuits pending or, to Buyer's knowledge, threatened whose outcome could adversely affect Buyer's ability to purchase the Property under this Agreement or to make payments required under the Note.

                           (iv) Buyer's Financial  Statements have been and will
                  be prepared in accordance with generally accepted accounting principles and do or will fairly present the financial condition of the Buyer for the period covered.

                           (v) Except for Broker, Buyer has not engaged or dealt
                  with any broker, finder or similar agent in connection with the transaction contemplated by this Agreement.

                           (vi) BUYER'S PURCHASE OF THE PROPERTY  HEREUNDER WILL
                  BE "AS-IS, WHERE IS, WITH ALL FAULTS" AND, EXCEPT FOR THE WARRANTIES, REPRESENTATIONS AND COVENANTS OF SELLER EXPRESSLY SET FORTH IN SECTION 4.1.1, BUYER WILL BE CONCLUDING THE
                  PURCHASE OF THE PROPERTY BASED SOLELY ON ITS INSPECTION AND INVESTIGATION OF THE PROPERTY AND ON ALL DOCUMENTS RELATED THERETO. WITHOUT LIMITING THE FOREGOING, BUYER ACKNOWLEDGES THAT SELLER HAS NOT MADE ANY REPRESENTATIONS AND WARRANTIES, EXCEPT AS EXPRESSLY SET FORTH IN SECTION 4.1.1, ON WHICH BUYER IS RELYING AS TO ANY MATTERS CONCERNING THE PROPERTY (INCLUDING, WITHOUT LIMITATION, THE LAND, IMPROVEMENTS, DEVELOPMENT RIGHTS, POWER TRANSMISSION LINES, TAXES, BONDS, PERMISSIBLE USES, WATER OR WATER RIGHTS, TOPOGRAPHY, UTILITIES, ZONING, SOIL, SUBSOIL, THE PURPOSES FOR WHICH THE PROPERTY IS TO BE USED, LATENT OR PATENT PHYSICAL, OR ENVIRONMENTAL CONDITIONS, VALUATION, OPERATING HISTORY OR PROJECTIONS, DRAINAGE, ENVIRONMENTAL OR BUILDING LAWS, RULES OR REGULATIONS, ANY WORK TO BE PERFORMED OR SERVICES TO BE PROVIDED PURSUANT TO THE DEVELOPMENT AGREEMENT, OR ANY OTHER REPRESENTATIONS OR WARRANTIES). UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATERIAL MATTERS, INCLUDING BUT NOT LIMITED TO ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY EXIST ON THE PROPERTY.

                  AS A MATERIAL PART OF THE CONSIDERATION TO SELLER FOR THE SALE OF THE PROPERTY. BUYER HEREBY IRREVOCABLY WAIVES, AND RELEASES SELLER (AND SELLER'S SHAREHOLDERS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, INCLUDING (WITHOUT LIMITATION), BROKER, ELECTRONIC ARTS, INC. (AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES) FROM, ANY AND ALL CLAIMS (OTHER THAN FOR INTENTIONAL FRAUD) BASED ON ANY WARRANTY OR REPRESENTATION (INCLUDING, WITHOUT LIMITATIONS, THOSE IMPLIED BY LAW) NOT EXPRESSLY CONTAINED IN THIS AGREEMENT; OR ANY MISREPRESENTATION OR FAILURE TO DISCLOSE INFORMATION RELATING TO THE PROPERTY OTHER THAN A CLAIM BASED ON A REPRESENTATION OR WARRANTY CONTAINED HEREIN; OR ANY DEFAULTS, DEFECTS, INADEQUACIES, OR OTHER MATTERS RELATED EITHER DIRECTLY OR INDIRECTLY TO THE WORK TO BE PERFORMED OR SERVICES TO BE PROVIDED PURSUANT TO THE DEVELOPMENT AGREEMENT.

                  4.1.3 Survival. Except as provided below, the foregoing warranties, representations and covenants (and the Parties' respective liability for any breach thereof) shall survive Closing and shall not be deemed to merge in the Deed or any other instrument. Notwithstanding any other provision of this Agreement or Seller's Closing Documents, any claim based on a breach of Seller's representations, warranties, and covenants in Section 4.1.1 or in Seller's Closing Certificate shall be forever barred, and Buyer shall bring no action thereon, unless (A) Buyer gives Seller written notice of such claim within one hundred eighty (180) days of the Closing Date, describing with particularity in such notice each representation, warranty, or covenant of Seller which Buyer claims to have been breached and the facts on which such claim is based, and (B) Buyer commences action on such claim on or before the first anniversary of the Closing Date.

         4.2 Conditions to Buyer's Obligation. Buyer's obligation to close Escrow shall be subject to timely satisfaction of each of the following conditions:

                  4.2.1  Performance  of Seller's  Obligations.  Performance  by
         Seller of all of Seller's obligations under this Agreement to be performed at or before Closing.

                  4.2.2 Accuracy of Warranties and Representations. The accuracy in all material respects, as of Closing, of each of the warranties and representations of Seller set forth in Section 4.1.1.

                  4.2.3 City Approvals. Approval by the City within sixty (60) days after the Option Date of the Assignment and Assumption of Development Agreement in accordance with Section 4.12.2, and delivery by the City of an Estoppel Certificate pursuant to Section 27 of the Development Agreement substantially in the form of Exhibit Q.

                  4.2.4 Satisfactory Title. Acquisition of a commitment from the Title Company to issue Buyer's Title Policy in accordance with Section 3.5.2.

If any of the foregoing conditions is not timely satisfied (or waived by Buyer in writing), Buyer shall have the right to terminate this Agreement before Closing by written notice of such termination to Seller and Escrow Agent given at any time prior to the satisfaction of such condition; but once Closing has occurred all of the foregoing conditions, to the extent not satisfied at Closing, shall be deemed to have been irrevocably waived. If this Agreement is terminated prior to Closing and provided Buyer has cooperated in good faith with Seller's efforts to secure City approval of the Assignment of the Development Agreement in accordance with Section 4.12.2, all funds deposited by Buyer with the Escrow Agent shall promptly be returned to Buyer and Seller shall promptly repay the Option Price (without interest) to Buyer.

         4.3 Conditions to Seller's Obligation. Seller's obligation to close Escrow shall be subject to the timely satisfaction of each of the follow conditions:

                  4.3.1 Performance of Buyer's Obligations. Performance by Buyer of all of Buyer's obligations under this Agreement to be performed at or before Closing.

                  4.3.2 No Material Change in Financial Condition. No material adverse change in Buyer's financial condition between the Effective Date and the Closing Date. Buyer shall provide Seller with a certificate to that effect at least three (3) business days prior to the Closing Date, together with a year-to-date financial statement for the period since the most recent annual financial statement.

                  4.3.3 Satisfactory Title. Acquisition of a commitment from the Title Company to issue Seller's Title Policy in accordance with Section 3.5.2.

                  4.3.4 Accuracy of Warranties and Representations. The accuracy in all material respects, as of Closing, of each of the warranties and representations of Buyer set forth in Section 4.1.2.

If any such condition is not timely satisfied (or waived by Seller in writing), Seller shall have the right to terminate this Agreement before Closing by written notice of such termination to Buyer and Escrow Agent given at any time prior to the satisfaction of such condition; but once Closing has occurred all of the foregoing conditions, to the extent not satisfied at Closing, shall be deemed to have been irrevocably waived.

         4.4      Indemnities.

                  4.4.1 Buyer's Activities on the Property. Buyer shall hold harmless, indemnify and defend FFLP and Seller from and against any and all claims, liability and losses, and expenses related thereto (including reasonable attorneys' fees), which FFLP or Seller incurs by reason of any damage to the Property caused by, or any third-person claim against FFLP or Seller arising or asserted to arise out of, any activity of Buyer, or any of Buyer's agents, conducted on the Property prior to Closing. Buyer shall, with reasonable promptness, repair any damage caused to the Property by any such activity.

                  4.4.2 Survival. The provisions of, and Buyer's obligations under, this Section 4.4 shall survive Closing or termination of this Agreement. The indemnifications contained in this Section 4.4 shall run to the benefit of FFLP and Seller and their respective constituent partners, shareholders, directors, officers, employees, agents, successors and assigns.

         4.5      Damage, Destruction or Condemnation.

                  4.5.1 Termination Rights. If, prior to Closing, the Property suffers any material damage, destruction or taking by eminent domain (a "Casualty"), Buyer shall have the right, at its election, to terminate this Agreement, by written notice given to the Seller prior to the Last Closing Date. If a Casualty occurs fewer than ten Business Days before the Last Closing Date, Seller shall have the right in its sole discretion to extend the Last Closing Date until the tenth Business Day after the occurrence of such Casualty in order for Buyer to make the election permitted by this Section.

                  4.5.2 If No Termination. In the event that a Casualty occurs and Buyer either does not have or does not elect to exercise a right to terminate this Agreement, this Agreement shall continue in force and, upon Closing, Buyer shall be entitled to all insurance proceeds, condemnation awards or other amounts which have been paid or may thereafter be payable to FFLP or Seller by any person in connection with such Casualty ("Proceeds"), and at Closing Seller shall pay over to Buyer the amount of any Proceeds already received by FFLP or Seller and shall assign Buyer all of Seller's or FFLP's rights to Proceeds which may then be or thereafter become payable.

                  4.5.3 Materiality. For purposes hereof, a material Casualty is one in which the extent of the damage, destruction or taking (measured by the cost of repairing or replacing the damaged, destroyed or taken portion of the Property) exceeds twenty-five percent (25%) of the Purchase Price.

         4.6 Assignment by Buyer. Because Buyer has been selected by Seller to purchase this Property through a bid process and the identity of the Buyer is of the utmost important to Seller, prior to Closing Buyer shall have no right to assign or transfer its rights under this Agreement except with prior written consent of Seller, which Seller may in its sole discretion deny; provided, however, that Seller will not unreasonably withhold its consent if Buyer seeks to assign its rights under this Agreement to a corporation or partnership which is at least fifty percent (50%) owned by Buyer. Sale of shares or partnership interests or other ownership units in Buyer (other than on a nationally recognized stock exchange or over-the-counter market) shall constitute an assignment subject to the terms of this Section. Seller shall have no obligation to respect any assignment in violation of this Section and such an assignment shall constitute a material breach of this Agreement on the part of Buyer. No assignment shall relieve or excuse Buyer of its obligations and liability hereunder. Seller's consent to any one assignment shall not be deemed consent to any other assignment or a waiver of the requirement for its consent to any other assignment.

         4.7      Rights of Parties Upon Default.

                  4.7.1 Seller's Rights. IF CLOSING FAILS TO OCCUR UNDER THIS AGREEMENT DUE TO A DEFAULT ON THE PART OF BUYER, SELLER SHALL BE
         ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY ON ACCOUNT OF SUCH FAILURE AND IN CONSIDERATION OF ITS WITHDRAWAL OF THE

         PROPERTY FROM THE MARKET DURING THE TERM OF THIS AGREEMENT, TO RECEIVE AND RETAIN, AS LIQUIDATED DAMAGES (AND NOT AS A PENALTY), THE DEPOSIT; AND SELLER SPECIFICALLY WAIVES ANY RIGHT SPECIFICALLY TO ENFORCE BUYER'S OBLIGATION HEREUNDER TO PURCHASE THE PROPERTY.

         BUYER AND SELLER ACKNOWLEDGE THAT SUCH LIQUIDATED DAMAGES ARE REASONABLE IN AMOUNT CONSIDERING ALL OF THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, INCLUDING THE PARTIES' ESTIMATION OF THE POSSIBLE RANGE OF DAMAGES TO SELLER IN THE EVENT OF SUCH A BREACH, THE DIFFICULTY AND IMPRACTICABILITY OF ASCERTAINING OR PROVING WITH ANY DEGREE OF CERTAINTY THE AMOUNT OF SUCH DAMAGES AND THE DESIRE OF BUYER TO LIMIT ITS POTENTIAL LIABILITY TO SELLER IN THE EVENT OF SUCH A BREACH. THE FOREGOING SHALL NOT, HOWEVER, LIMIT SELLER'S RIGHTS AND REMEDIES TO ENFORCE OBLIGATIONS OF BUYER UNDER SECTIONS 2.4.2, 2.4.3, 4.4.1, and 4.13 (INCLUDING COSTS OF ENFORCING THIS LIQUIDATED DAMAGES PROVISION) OR, IF CLOSING OCCURS, TO ENFORCE ANY OTHER OBLIGATIONS OF BUYER HEREUNDER.

                  /s/                                    /s/
              ----------------                      -----------------
              Buyer's Initials                      Seller's Initials

                  4.7.2 Buyer's Rights. IF CLOSING FAILS TO OCCUR UNDER THIS AGREEMENT DUE TO A DEFAULT ON THE PART OF SELLER, BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY ON ACCOUNT OF SUCH FAILURE, TO THE FOLLOWING: (i) REIMBURSEMENT OF BUYER'S ACTUAL OUT-OF-POCKET COSTS INCURRED IN ITS REVIEW AND INVESTIGATION OF THE PROPERTY, PAYABLE UPON DELIVERY TO SELLER OF VALID RECEIPTS THEREFOR; (ii) RETURN OF THE OPTION PRICE (WITHOUT INTEREST THEREON); (iii) RELEASE AND RETURN OF
         THE DEPOSIT AND ANY OTHER FUNDS  DEPOSITED  BY BUYER INTO  ESCROW;  AND
         (iv) SOLELY IF CLOSING FAILS TO OCCUR UNDER THIS AGREEMENT DUE TO SELLER'S INTENTIONAL FAILURE TO DELIVER DOCUMENTS INTO ESCROW AND TO CLOSE THE PURCHASE AND SALE HEREUNDER, LIQUIDATED DAMAGES IN THE AMOUNT OF $1,000,000; AND BUYER SPECIFICALLY WAIVES ANY RIGHT SPECIFICALLY TO ENFORCE SELLER'S OBLIGATION HEREUNDER TO SELL THE PROPERTY; AND, FURTHER, BUYER SPECIFICALLY WAIVES ANY RIGHT TO RECORD A LIS PENDENS AGAINST THE PROPERTY OR ANY PART THEREOF, IN THE OFFICIAL RECORDS OF SAN MATEO COUNTY.

         BUYER AND SELLER ACKNOWLEDGE THAT SUCH THE SPECIFIED LIQUIDATED DAMAGES ARE NOT BY WAY OF A PENALTY AND ARE REASONABLE IN AMOUNT CONSIDERING ALL OF THE CIRCUMSTANCES

         EXISTING ON THE DATE OF THIS AGREEMENT, INCLUDING THE PARTIES' ESTIMATION OF THE POSSIBLE RANGE OF DAMAGES TO BUYER IN THE EVENT OF SUCH A BREACH, THE DIFFICULTY AND IMPRACTICABILITY OF ASCERTAINING OR PROVING WITH ANY DEGREE OF CERTAINTY THE AMOUNT OF SUCH DAMAGES AND THE DESIRE OF SELLER TO LIMIT ITS POTENTIAL LIABILITY TO BUYER IN THE EVENT OF SUCH A BREACH. THE FOREGOING SHALL NOT, HOWEVER, LIMIT BUYER'S RIGHTS AND REMEDIES TO ENFORCE OBLIGATIONS OF SELLER UNDER SECTION 4.13 (INCLUDING COSTS OF ENFORCING THIS LIQUIDATED DAMAGES PROVISION).

         4.8      Termination.

                  4.8.1 By Buyer. If Buyer has and timely exercises any right hereunder to terminate this Agreement, Buyer shall be immediately entitled to the return of the Deposit and all undisbursed interest earned thereon while in Escrow and, promptly upon receiving notice of such termination, Seller shall join with Buyer in a written notice to Escrow Agent acknowledging the termination of this Agreement and instructing Escrow Agent to return the Deposit to Buyer and to return every other item deposited in Escrow to the Party which deposited the same. In addition, Seller shall promptly repay the Option Price (without interest) to Buyer.

                  4.8.2 By Seller. If Seller has and exercises any right hereunder to terminate this Agreement for a breach by Buyer of its obligations, warranties or representations hereunder, promptly upon receiving notice of such termination Buyer shall join with Seller in a written notice to Escrow Agent acknowledging the termination of this Agreement and instructing the Title Company to deliver the Deposit to Seller and to return all other funds and every other item deposited in Escrow to the Party which deposited the same. If Seller terminates this Agreement for any other reason, including without limitation, pursuant to the provisions of Sections 2.4.2, 4.3 (except as a result of Buyer's breach), and 4.5.1, Seller shall promptly, upon Buyer's written request, join with Buyer in a written notice to Escrow Agent acknowledging the termination of this Agreement and instructing Escrow Agent to return the Deposit to Buyer and to return every other item deposited in Escrow to the Party which deposited the same and Seller shall promptly repay the Option Price (without interest) to Buyer.

                  4.8.3 Effect of Termination. Upon any termination of this Agreement, neither Party shall have any further obligation or liability to the other hereunder except (i) any remaining obligation or liability of Buyer under Section 2.4.3 (for return, destruction and/ or delivery of documents to Seller) or under Section 4.4.1 (with respect to activities of Buyer or its agents upon the Property), (ii) any liability which either Party may have hereunder by reason of the fact that such termination either (A) was wrongfully made by it or (B) resulted from a breach of its warranties, covenants or other obligations hereunder, and (iii) any obligation under Section 4.13.

         4.9 Brokerage Commission. Upon Closing, Seller shall pay any commission due to Broker, in connection with the sale and purchase of the Property as set forth in this Agreement, under a separate, written agreement between Seller and Broker. Nothing contained herein shall be deemed to make Broker a third-party beneficiary of this Agreement or to create any obligation on the part of either Party to close the sale and purchase of the Property for Broker's benefit. Each Party shall hold harmless, indemnify and defend the other from and against any claim or liability for a commission, fee or other compensation to broker, salesman, finder or similar intermediary, and for any expenses (including, without limitation, reasonable attorneys' fees and expenses) related to the defense of any such claim, which results constitute a breach of such Party's representation, contained in Section 4.1.1(vii) or Section 4.1.2(iv).

         4.10 Post-Closing Prorations and Adjustments. After Closing, the Parties shall make the following additional prorations and settlements:

                  4.10.1 Real Estate Taxes and Assessments. If Closing prorations of real estate taxes and assessments are based on other than the current year's tax bill, within 30 days after such bill is issued to Buyer, Buyer shall recompute such proration. If such recomputation results in a larger proration credit to Seller, Buyer shall pay Seller the additional amount due Seller within such 30 days. If such recomputation results in a larger proration credit to Buyer, Seller shall pay Buyer the additional amount due Buyer within 30 days after receiving Buyer's written recomputation of such proration, accompanied by a copy of such tax bill.

                  4.10.2 Determinations of Post-Closing Prorations and Adjustments. Except where expressly provided otherwise, Buyer shall make the required determinations and computations of all post-Closing prorations and other adjustments under this Section 4.10 (the "Post-Closing Prorations") and shall provide Seller with a reasonably detailed written summary of each Post-Closing Proration, concurrently with or prior to making any payment to or requesting any payment from Seller under this Section 4.10 with respect thereto. Seller shall have the right to audit all of Buyer's books and records pertaining to the Post-Closing Prorations. For this purpose, Buyer shall allow Seller's designated representatives access to such books and records, at the Property or Buyer's principal place of business within the United States, at any time during normal business hours, and Seller shall have the right to make copies of such books and records (and the right to use Buyer's photocopying equipment to make such copies, paying Buyer its actual out-of-pocket cost for such copying). Except to the extent that Seller, before the second anniversary of the Closing Date, gives Buyer written notice of objections to Buyer's determinations of the Post-Closing Prorations, Buyer's determinations and computations of such prorations and adjustments shall be conclusive, if made in good faith and with full disclosure to Seller. If Seller does give Buyer timely written notice of objection to Buyer's determination of any Post-Closing Proration and the Parties are unable to resolve such objection by mutual agreement within 30 days thereafter, either Party shall have the right to submit such dispute to binding arbitration by, and under the applicable rules of, the American Arbitration Association, in San Mateo or San Francisco counties, California. The arbitrator in such arbitration shall, to the extent reasonably necessary to the enforcement of Seller's rights hereunder, order the production to Seller of any or all of Buyer's books and records pertaining to the Post-Closing Prorations. The arbitrator shall endeavor to resolve any such submitted dispute and render a written award within 90 days after the arbitrator's appointment.

         4.11 Design Review. The Property is subject to the Shores CC&Rs, which provides for design review of any proposed improvements to be constructed by Buyer. Pursuant to the Shores CC&Rs, the Shores Business Center Association Architectural Review Committee ("Shores Review Committee") has been formed, and said Review Committee has promulgated Guidelines. Buyer acknowledges its receipt, review and acceptance of the Shores CC&Rs and the Guidelines, and agrees that it shall, at all times, comply with said Shores CC&Rs and the Guidelines and any existing or future supplements or amendments thereto. Buyer agrees that it shall inform itself of the procedures of the Review Committee and shall comply with such procedures, including, without limitation, lead times for the submission of plans and documents to be reviewed.

         4.12 Buyer's Covenants and Agreements. Buyer hereby covenants and agrees with Seller as follows:

                  4.12.1 Agreement for Covenants Running With the Land. On or before Closing, Buyer and FFLP shall execute in recordable form and deliver into Escrow, for recording at Closing, that certain "Covenants Agreement" in the form attached hereto as Exhibit G. At Closing, the Covenants Agreement shall be recorded against the Property immediately after the Grant Deed and prior to the recording of any other documents, instruments or conveyances.

                  4.12.2 Development Agreement. Buyer acknowledges receipt of a copy of the Development Agreement. Buyer further acknowledges it is aware of the terms thereof, including in particular, the following provisions:

                    Section 3:       Term

                    Section 4: Land Use: Density; and Intensity; including provisions concerning minimum and maximum Gross Building Floor Area, minimum, and maximum height.

                    Section 5:       Project Timing.

                    Section 6:       Project Review and Approval Process.

                    Section 8: The Facilities and Site Evaluation; including the obligation to dedicate lands for right and left turn lanes on Redwood Shores Parkway, and including the obligation to comply with engineering design standards and construction standards developed by Declarant pursuant to said Section.

                    Section 9:       Facilities Fees and other Exactions.

                    Section 11: On-Site Privately Owned Improvements; including the obligation of Owner to fund such Improvements located on Owner's Parcels.

                    Section 12:      Traffic Assessment District.

                    Section 17:      Construction Requirements

                    Section 20: Annual Review; including the obligation to initiate such review and demonstrate good faith compliance with Owner's Parcel.

                    Section 24: Events of Default; Remedies; Termination; Attorneys' Fees.

                  Promptly upon Buyer's delivery of the Exercise Notice, Seller shall undertake to obtain the City's approval of the Assignment of the Development Agreement and Permits in accordance with Section 29 of the Development Agreement. Buyer shall cooperate fully and in good faith with Seller in connection with obtaining such approval and shall promptly deliver any documents or other information required by the City in its discretion to process the request for approval.

                  4.12.3 Payment for Improvements. Buyer acknowledges and agrees that Seller shall not be required to pay any funds, perform any acts, or dedicate, donate or grant any property (whether real or personal) to satisfy any condition imposed on development of the Property, whether such condition is imposed by a governmental authority or entity or by the terms of any recorded document which constitutes a Permitted Exception. Buyer acknowledges and agrees that the construction of any and all improvements and utilities required to be installed within the perimeter of the Property in order to serve the Property, as developed by Buyer (collectively, the "On-Site Improvements"), and all costs and expenses of such On-Site Improvements, shall be the sole and exclusive responsibility of Buyer, including, without limitation, the following:
         (i) the  obligation  to pay for,  construct,  furnish  or  install  and maintain all on-site utility extensions to serve the Property, including, without limitation, water from the public water lines within the public streets, sanitary and storm sewers from the public sewer system within the public streets, electricity and gas from the off-site facilities designated by Pacific Gas & Electric Company, and electricity and gas by payment or reimbursement to the electric and gas utility company in excess of the extension allowance (if any); (ii) payment for all City, District or utility company connection, extension or hook-up fees, facilities fees, license fees or charges for water, sewer, electricity, gas, telephone, garbage or other utility service for the Property or any part thereof; (iii) addition or removal of any fill required in order to alter the elevation of the Property, or any part thereof; and (iv) any grading, piling, excavation, bulkhead or foundation work required for the Property. Buyer further acknowledges and agrees that none of Seller's representatives and Seller's affiliates has made any covenants, representations, warranties, or undertakings, of any nature whatsoever, concerning or regarding the availability, quantity or quality of water, gas, sewer, telephone or electrical services available to or at the Property. Buyer acknowledges and agrees that it is the responsibility of Buyer to deal directly with any and all utility companies in order to procure all utility services. Buyer further acknowledges that the costs of extending utilities to the Property may exceed the utility company's free extension allowance, if any, and that Buyer shall be solely responsible for all such costs. The parties acknowledge that Buyer has further improvement obligations relative to the Property, as such obligations are set forth in the Covenants Agreement.

                  4.12.4 Facility Charges, School Facilities Fees and Proposed Impact Fees. Buyer acknowledges (i) that FFLP and the City have entered into a Development Agreement which during its term sets the amount of facilities fees and other exactions which may be charged by the City for the issuance of building permits for the Property; (ii) that the City has adopted an ordinance and recorded an agreement requiring property owners to pay a facilities fee as a condition precedent to receiving a building permit, and that said ordinance and agreement applies to the Property; (iii) that an application fee may be required by the Architectural Review Committees described in Section 4.11; (iv) that a fire service fee and participation in the cost of a reclaimed water system program may be imposed upon Buyer and the Property by the City; (v) that the Belmont School District and the Sequoia Union High School District have adopted a requirement that the property owners within said districts pay a school facilities fee as a condition precedent to receiving a building permit (the "School Facilities Fees") and that said requirement applies to the Property; (vi) that the Sequoia Union High School District has formed a landscaping and lighting maintenance assessment district, and that such assessment district includes the Property; and (vii) that a multi-jurisdictional traffic assessment district for improvements to Highway 101 and other area-wide traffic improvements has been proposed and is being considered by the City and other nearby cities (including, without limitation, the City of Belmont and the City of San Carlos), that such assessment district would include the Property and that in Section 12 of the Development Agreement, FFLP has waived objection, subject to the limitations in Section 12 of the Development Agreement, on behalf of itself, its successors and assigns, including Buyer, to the formation thereof. Buyer acknowledges and agrees that Buyer, and neither Seller nor FFLP, shall be solely responsible for the payment of the City's facilities fee and the School Facilities Fees and for all other charges, taxes, fees or costs, of any nature whatsoever, which are imposed or incurred after Closing and which are related (whether directly or indirectly) to the development of the Property, it being specifically agreed that neither Seller nor FFLP has and shall not have any responsibility or liability of any nature whatsoever to pay, or contribute to the payment of, any of the fees, costs, taxes or charges contemplated in this Agreement and imposed or incurred from and after the Closing. Buyer acknowledges that pursuant to the Development Agreement, Seller or FFLP may be required to prepay certain facilities fees to the City which could be credited against facilities fees and exactions Buyer would otherwise be required to pay. If such circumstance occurs, Buyer shall, simultaneously with Buyer's payment of facilities fees and other exactions to the City, reimburse Seller the full amount of any such credit Buyer receives. The provisions of this Section 4.12.4 are solely for the benefit of Seller, Buyer and FFLP and not for the benefit of any other person or entity (including, without limitation, the Belmont School District and the Sequoia Union High School District), and no party other than FFLP and Seller (and Seller's successors and assigns) shall be entitled to rely on the provisions of this section or receive any benefit therefrom or enforce against Buyer any of the provisions of this section.

                  4.12.5 Surplus Earth Material. Buyer acknowledges that FFLP has granted RSP, its successors and assigns an exclusive and irrevocable option to acquire surplus earth material generated from the development of the Property and that FFLP and RSP executed and recorded a Memorandum thereof. The terms, provisions, and conditions of the option, as set forth in Section 11.8 of that certain Agreement of Purchase and Sale by and between RSP and FFLP predecessor in interest ("Terms") and the Memorandum of Option are set forth as Exhibit H hereto. Buyer agrees that it is bound, as to the Property, as successor in interest to FFLP, to the Terms and the Memorandum of Option, and undertakes to comply with each and every term, provision, and condition thereof imposed upon FFLP thereby as it applies to the Property.

                  4.12.6 San Carlos Airport. Buyer acknowledges that (i) the San Carlos Airport and its flight path are in close proximity to the Property, and (ii) that the San Mateo County Airport Land Use Commission has been presented with and is considering an amendment to the San Mateo County Airport Land Use Plan which would, in part, require local land owners within the Redwood Shores Project to grant avigation easements to the County. Buyer acknowledges that such proximity to the San Carlos Airport, and any proposed amendments to the San Mateo County Airport Land Use Plan may have an impact or effect on the Property or Buyer's use of the Property, including, without limitation, (a) the production of noise, odors, pollution, traffic, glare and/or other impacts, and (b) requiring that development of the Property be conditioned on the granting of an avigation easement(s) and/or other restrictions (collectively, the "Airport Matters"). Buyer expressly acknowledges and agrees that Seller shall have no responsibility for any costs, expenses, liabilities or obligations of any kind or nature whatsoever arising out of or in any way related to the Airport Matters.

                  4.12.7 Density; Height of Construction. Buyer acknowledges that matters of density and height of buildings constructed on the Property are governed by the terms of the Development Agreement and of that certain Covenants Agreement by and between RSP and FFLP dated February 14, 1995, and recorded February 15, 1995, as Instrument No. 95015506, Official Records, San Mateo County, California, as the same has been amended, and by other factors such as available sewer capacity. Buyer covenants and agrees to the following restrictions with respect to the improvements to be constructed on the Property:

                                                             Zone 2     Zone 4

                  Maximum Square Footage of GBFA            200,000    140,000
                  Minimum Number of Stories per Building          4          4
                  Maximum Number of Stories per Building          8          8
                  Maximum Height of Permitted Structures    130 Ft.    130 Ft.

         subject to the following conditions:

                                    (a)  The  Maximum  Square  Footage  of  GBFA
         assumes that Buyer secures adequate sewer capacity to permit such construction. Seller has advised Buyer that FFLP has received an assignment from RSP of allocation of sewage treatment capacity with the South Bayside System Authority sufficient to permit FFLP to construct up to 885,000 square feet of GBFA in the Park, which has been confirmed in that certain Second Amendment to Development Agreement dated August 31, 1998, by and between the City and FFLP (the "Second Amendment"). Furthermore, the City, pursuant to the Development Agreement, as amended by the Second Amendment, has agreed to sell to FFLP additional sanitary sewage treatment capacity up to 25,000 gallons per day ("gpd") at $2.50 per gpd, as needed to permit construction of the full 1,000,000 square feet of GBFA authorized for office space in the Park by the Development Agreement. At Closing, Seller shall cause FFLP to assign to Buyer, by an Assignment in the form of Exhibit I hereto, sufficient sewage treatment capacity from its rights received from RSP to construct an aggregate 340,000 square feet of GBFA in Zones 2 and 4. Buyer acknowledges that the foregoing assignments are the entirety of what Seller can and will offer to Buyer for sewage treatment capacity and Seller has no further or greater obligation to Buyer. If additional sewage treatment capacity is still required, Buyer must purchase, lease, or otherwise acquire such capacity on the open market at Buyer's sole expense.

                                    (b)  The   Maximum   Height   of   Permitted
         Structures is calculated as the height to the highest point of the building and all superstructures above mean sea level.

                  4.12.8 No Construction Area. Buyer, on behalf of itself, its successors and assigns, covenants that it shall not construct, nor seek or accept any authorization to construct, any structure or portion thereof (excluding landscaping, surface roadways and parking, awnings or other protrusions over entrance doorways, covered walkways, patio facilities, related outbuildings not to exceed fifteen (15) feet in height, and related installations such as light standards) in those portions of Zone 2 described in Exhibit N attached hereto and incorporated herein. Buyer shall execute and record at Closing such documents as Seller shall reasonably request to memorialize this obligation of record.

         4.13. Enforcement Costs. Should either Party institute any action or proceeding to enforce any provision of this Agreement or for damages by reason of an alleged breach of any provision hereof (including, without limitation, an arbitration proceeding under Section 4.10), the prevailing Party shall be entitled to receive all costs and expenses (including reasonable attorneys' fees) incurred by such prevailing Party in connection with such action or proceeding.

         A Party entitled to recover costs and expenses under this Section shall also be entitled to recover all costs and expenses (including reasonable attorneys' fees) incurred in the enforcement of any judgment or settlement obtained in such action or proceeding and provision (and in any such judgment provision shall be made for the recovery of such postjudgment costs and expenses).

         4.14 Notices. Except in the case (if any) where this Agreement expressly provides for an alternate form of communication, any notice, consent, demand or other communication to be delivered to a Party hereunder shall be deemed delivered and received when made in writing and transmitted to the applicable Party either by receipted courier service, or by the United States Postal Service, first class registered or certified mail, postage prepaid, return receipt requested, or by electronic facsimile transmission ("Fax"), at the address or addresses indicated for such Party below (and/or to such other address as such Party may from time to time by written notice designate to the other):

                  If to Seller:         Electronic Arts Redwood, Inc.
                                        207 Redwood Shores Parkway
                                        Redwood City, California  94065
                                        Fax No.  (650) 628-1384
                                        Attn:  James F. Healey, President

                  and a copy to:        Electronic Arts, Inc.
                                        207 Redwood Shores Parkway
                                        Redwood City, California  94065
                                        Fax No.  (650) 628-1422
                                        Attn: Ruth Kennedy, General Counsel


                  and a copy to:        Nossaman, Guthner, Knox & Elliott, LLP
                                        50 California Street, 34th Floor
                                        San Francisco, CA  94111
                                        Fax No. (415) 398-2438
                                        Attention:  David L. Kimport, Esq.

                  If to Buyer:          Spieker Properties, L.P.
                                        1255 Treat Boulevard Ste 150
                                        Walnut Creek, Ca. 94596
                                        Fax No.:  925-935-5619
                                        Attention:  Peter H. Schnugg

                  with a copy to:       Spieker Properties, L.P.
                                        2180 Sand Hill Road
                                        Menlo Park, Ca. 94526
                                        Fax No.:
                                        Attention: Sara Steppe, General Counsel

and shall be deemed delivered and received only upon actual delivery or attempted delivery (as evidenced by receipt) or upon completion of facsimile transmission (as evidenced by telecopier confirmation sheet) provided that such facsimile transmission is confirmed within three Business Days by duplicate notice delivered as otherwise provided herein.

         4.15 Binding Effect. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Parties and their respective successors and assigns.

         4.16 Entire Agreement; Modification. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings and representations of the Parties with respect to the subject matter hereof (including, without limitation, any letter of intent or other such written proposal). This Agreement may not be modified, amended, supplemented or otherwise changed, except by a writing executed by both Parties.

         4.17 Captions. Article and section headings used herein are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

         4.18 Interpretation. Each Party acknowledges that it and its legal counsel have participated substantially in the drafting of this Agreement and agree that, accordingly, in the interpretation and construction of this Agreement, no ambiguity, real or apparent, in any provision hereof shall be construed against either Party by reason of the role of such Party or its counsel in the drafting of such provision.

         4.19 Mutual Cooperation; Further Assurances. The Parties shall cooperate with each other as reasonably necessary to effect the provisions of this Agreement, shall use reasonable and good faith efforts to satisfy conditions to Closing and, at and after Closing, shall each execute and deliver such additional instruments or other documents as the other may reasonably request to accomplish the purposes and intent of this Agreement; provided, however, that nothing in this Section shall be deemed to enlarge the obligations of the Parties hereunder or to require either Party to incur any material expense or liability not otherwise required of it hereunder.

         4.20     Exhibits. Each of the following Exhibits hereto:

                  Exhibit           Title
                  -------           -----
                  A                 Description of Property
                  B                 Form of Deed
                  C                 Form of Transferor's Certification of
                                    Non-Foreign Status
                  D                 Form of Seller's Closing Certificate
                  E                 Exceptions to Seller's Warranties and
                                    Representations
                  F                 Schedule of Property Records
                  G                 Form of Covenants Agreement
                  H                 Terms of Surplus Earth Materials Option
                  I                 Form of Assignment of Sewage Treatment
                                    Capacity
                  J                 Form of Assignment and Assumption of
                                    Development Agreement and Permits
                  K                 Form of Note
                  L                 Form of Deed of Trust
                  M                 Form of Guaranty

                  N                 No Build Zones
                  O                 Right of Way Easement
                  P                 Exercise Notice

is hereby incorporated herein.

         4.21 Counterparts. This Agreement, and any amendment hereto, may be executed in any number of counterparts and by each Party on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

         4.22 Governing Law. This Agreement shall be deemed to be an agreement made under the laws of California and for all purposes shall be governed by and construed in accordance with such laws.

         4.23 Recording. Neither this Agreement nor any notice or memorandum hereof shall be recorded in any public record. A violation of this prohibition shall constitute a material breach of this Agreement.

         4.24 TIME OF THE ESSENCE. TIME IS OF THE ESSENCE OF THIS AGREEMENT, AND OF EACH COVENANT, AGREEMENT AND CONDITION REPRESENTED HEREOF WHICH PROVIDES FOR NOTICE TO BE GIVEN OR ACTION TAKEN ON A SPECIFIC DATE OR WITHIN A SPECIFIED PERIOD OF TIME.

         4.25 Confidentiality. Buyer and its representatives shall hold in strictest confidence the terms of this transaction, the contents of all items delivered to Buyer pursuant to Section 2.4, and all data and information obtained with respect to the Property or Seller or its business, whether obtained before or after the Effective Date, and until after the Option Date, the existence of this Agreement, and shall not disclose the same to others; provided, however, that it is understood and agreed that Buyer may disclose such data and information to employees, consultants, accountants and attorneys of Buyer provided that such persons agree in writing to treat such data and information confidentially and not to disclose any such information or data to others. In the event of a breach or threatened breach by Buyer or its agent or representatives of this Section 4.25, Seller shall be entitled to an injunction restraining Buyer from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. Prior to Closing, Buyer and Seller shall confer and agree on a press release to be issued jointly by Buyer and Seller disclosing the transaction and the appropriate time for making such release. Buyer shall not issue any press releases with respect to the transaction contemplated in this Agreement without Seller's prior written approval. Notwithstanding the first sentence in this Section, Buyer shall be permitted to make any disclosures necessary to comply with SEC rules and regulations, or any other applicable laws and regulations governing Buyer. Subject to the foregoing, any press release regarding this transaction shall be subject to the prior written approval of both parties. The provisions of this Section 4.25 shall survive Closing.

         4.26 Buyer's Financing Covenants; Remedies. Until the Note has been paid in full, Buyer covenants and agrees with the Seller as follows:

                  4.26.1 Permits and Legal Requirements. Buyer will comply with and keep in effect all permits and approvals obtained from any governmental bodies that relate to Buyer's ownership and operation of the Property and the development and construction on the Property of one or more buildings (collectively, the "Buildings"), together with parking, landscaping and common areas and all infrastructure required of Buyer in connection with the
development   and   construction   of   the   Buildings    (collectively,    the
"Improvements"). Buyer will comply with all existing and future laws, regulations, orders, and requirements of all governmental, judicial, or legal authorities having jurisdiction over the Property or the Improvements, and with all recorded restrictions affecting the Property.

                  4.26.2 Notices of Change. Buyer shall give Seller written notice of any material adverse change, fact, or circumstance relating to the business of Buyer or of the interest of Seller under this Agreement, which may materially affect Buyer's ability to make payments pursuant to the Note, within five (5) days of such change, fact, or circumstance.

                  4.26.3 Insurance. Buyer shall purchase and maintain all insurance required by its construction lender and its permanent lender. Buyer shall at its own cost, and at all times, provide, maintain, and keep in full force and effect:

                           (a) Policies of  insurance  insuring the Property and
         the Improvements against loss or damage by risks embraced in coverage of the type now known as the broad form of all-risk, extended coverage, including, without limitation, coverage against loss by fire, vandalism, and malicious mischief, in an amount not less than the lesser of (i) the Note; or (ii) the full replacement cost of the Improvements (exclusive of the cost of excavations, foundations, and footings below the lowest basement floor, but including any Improvements hereafter made); subject to reasonable deductibles from the loss payable for any casualty.

                           (b) Comprehensive public liability insurance, including coverage for completed operations for two years after the construction of such Improvements has been completed, on an "occurrence basis" against claims for "personal injury," including, without limitation, bodily injury, death or property damage, occurring on, in or about the Property and the adjoining streets and sidewalks, or arising from or connected with the use, conduct or operation of Buyer's business or interest, in an amount of not less than ONE MILLION DOLLARS ($1,000,000) per occurrence and THREE MILLION DOLLARS ($3,000,000) per annum, in the aggregate, with respect to personal injury or death of one or more persons and with respect to damage to property.

                           (c) Such other insurance against such risks or hazards, or other risks and hazards, and in such amounts, as may from time to time be reasonably required by Seller.

                  All policies of insurance shall be issued by companies licensed to do business in California with a financial rating of at least A+ rating in the most recent edition of Best's Insurance Reports, shall contain the Standard Non-Contributory mortgagee clause and the Standard Lender's Loss Payable Clause, or their equivalents, in favor of Seller, and shall provide that the proceeds thereof shall be payable to Seller to the extent of its interest. In the event of the foreclosure of the Deed of Trust or other transfer of title to the Property in extinguishment, in whole or in part, of the indebtedness secured hereby, all right, title and interest of Buyer in and to any policy then in force shall pass to the purchaser or grantee. Seller shall be furnished with a certificate of insurance of each policy required to be provided by Buyer hereunder, which policy shall provide that it shall not be modified or canceled without thirty (30) days' written notice to Seller.

                  4.26.4  Financial Covenants and Future Financial Condition.

                           (a) Buyer shall not, as disclosed in its financial statements previously presented to and approved by Seller, suffer material adverse change, and shall not suffer any lien, judgment, writs or attachment or other obligation which may materially affect Buyer's ability to make payments pursuant to the Note without immediate disclosure thereof to Seller in writing.

                           (b) Buyer shall deliver, or caused to be delivered, to Seller audited year end financial statements, prepared by a certified public accounting firm, of Buyer within 90 days of each fiscal year end.

                  4.26.5 Environmental Compliance. Except as specifically disclosed to and permitted by Seller, Buyer shall not use, generate, manufacture, produce, store, release, discharge, or dispose of any Hazardous Substance on, under or about the Property (including leasehold interests) or transport to or from the Property any Hazardous Substance, in each case in violation of applicable Requirements of Law.

                  4.26.6  Default and Remedies.  In the event:

                           (a) Buyer fails to make any payment of  principal  or
                  interest to Seller under the Note within three (3) Business Days after receipt of written notice from Seller; or

                           (b) Buyer fails to comply with any covenant or obligation contained in this Agreement, the Note, the Deed of Trust, or the Guaranty, and does not cure that failure within thirty (30) days, unless such failure is capable of being cured but is not reasonably capable of being cured within such thirty (30) day period and Buyer commences action to cure such failure within such thirty (30) day period and diligently and continuously prosecutes such action to completion; or

                           (c) (i) A petition  for relief  under any  present or
                  future state or federal law regarding bankruptcy, reorganization or other relief to debtors is filed by or against Buyer (and, if filed against Buyer, is not discharged within thirty (30) days of the date of such filing); (ii) a receiver, liquidator, sequestrator, trustee, conservator or other similar official of any property of Buyer, is appointed;
                  (iii) Buyer makes a general assignment for the benefit of creditors, becomes insolvent, or unable to pay its debts generally as they mature; (iv) an attachment or execution is levied against any substantial portion of the Property; or (v) a liquidation or dissolution of Buyer or a filing by or against Buyer of a petition for liquidation or dissolution of Buyer; or

                           (d) An event of default occurs under any lien or deed
                  of trust having priority over the Deed of Trust,

then Seller may exercise any one or more of the following rights or remedies:

                  (i) Any right or remedy it has under the Note, the Deed of Trust, or the Guaranty; or

                  (ii) Declare the principal of and interest on the obligations owing under the Note immediately due and payable; or

                  (iii) Pursue any other action available to Seller at law or in equity.

                  All of Seller's rights and remedies will be cumulative. The exercise of any rights of Seller hereunder shall not in any way constitute a cure or waiver of a default hereunder or elsewhere, or invalidate any act done pursuant to any notice of default, or prejudice Seller in the exercise of any of its other rights hereunder or elsewhere unless, in the exercise of said rights, Seller realizes all amounts owed to it hereunder. Notwithstanding the foregoing, whether or not Seller elects to employ any or all of the remedies available to it upon a default, Seller shall not be liable for the construction or failure to construct or complete or protect the Improvements or for payment of any expense incurred in connection with the exercise of any remedy available to Seller or for the construction or completion of the Improvements or for the performance of any other obligation of Buyer.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective representatives, thereunto duly authorized, as of the date first above written.

                                      SELLER:

                                      ELECTRONIC ARTS REDWOOD, INC.
                                      a Delaware corporation



                                      By: /s/ E. Stanton McKee
                                          -------------------------------------
                                      Name: E. Stanton McKee
                                            -----------------------------------
                                      Title: Exec Vice President
                                             ----------------------------------


                                      BUYER:

                                      Spieker Properties, L.P.,
                                      a California limited Partnership

                                      By: Spieker Properties, Inc.,
                                          a Maryland corporation


                                      By: /s/ Peter H. Schnugg
                                          -------------------------------------
                                      Name: Peter H. Schnugg
                                            -----------------------------------
                                      Title: Senior Vice President
                                             ----------------------------------

                                      The undersigned  agrees to serve as Escrow
                                      Agent under the foregoing Agreement:



                                      By:
                                          -------------------------------------
                                          Susan Melton, Escrow Officer

                                    EXHIBIT A


                             DESCRIPTION OF PROPERTY


PARCEL I:

Parcel 1, as shown on Parcel Map No. 98-6 filed September 2, 1998, Book 70 of Parcel Maps, pages 78 and 79, San Mateo County Records.

PARCEL II:

Parcel 2, as shown on Parcel Map No. 98-6 filed September 2, 1998, Book 70 of Parcel Maps, pages 78 and 79, San Mateo County Records.

PARCEL III:

Non-exclusive easements appurtenant to Parcels I and II above for utilities as defined in that certain Easement and Covenants Agreement dated March 27, 1997, by and between Shores Business Center Association and Flatirons Funding, Limited Partnership, recorded March 27, 1997, Document No. 97034607, San Mateo County Records, as amended by First Amendment to Easement and Covenants Agreement dated August 31, 1998, recorded September 2, 1998, Document No. 98-141940, San Mateo County Records ("First Amendment") over under and across that area described as "Utility Easement No. l -- Parcel A" in Exhibit D of the First Amendment.

PARCEL IV:

Non-exclusive easements appurtenant to Parcel I above for ingress/egress as defined in that certain Easement and Covenants Agreement dated March 27, 1997, by and between Shores Business Center Association and Flatirons Funding, Limited Partnership, recorded March 27, 1997, Document No. 97034607, San Mateo County Records, as amended by First Amendment to Easement and Covenants Agreement dated August 31, 1998, recorded September 2, 1998, Document No. 98-141940, San Mateo County Records ("First Amendment") over under and across that area described as "Ingress/Egress Easement No. 2 -- Parcel B" in Exhibit D of the First Amendment.

PARCEL V:

Non-exclusive easements appurtenant to Parcels I and II above for utilities as defined in that certain Easement and Covenants Agreement dated March 27, 1997, by and between Shores Business Center Association and Flatirons Funding, Limited Partnership, recorded March 27, 1997, Document No. 97034607, San Mateo County Records, as amended by First Amendment to

Easement and Covenants Agreement dated August 31, 1998, recorded September 2, 1998, Document No. 98-141940, San Mateo County Records ("First Amendment") over under and across that area described as "Utility Easement No. 9 -- Parcel B" in Exhibit D of the First Amendment.

PARCEL VI:

Easements appurtenant to Parcels I and II above for the purposes set forth in Sections 11.4(a), 11.4(c), 11.5, 11.6 and 11.7 in the Declaration of Covenants, Conditions, Easements and Restrictions Electronic Arts Business Park recorded September 18, 1998, Document No. 98-150182, San Mateo County Records.


A.P. No.:         095-221-080                               JPN 127 086 000 01 A
                  095-221-090                                   127 086 000 02 A
                  095-221-110
                  095-233-130
                  095-233-140

                                    EXHIBIT B


RECORDING REQUESTED BY AND                  x
WHEN RECORDED MAIL TO:                      x
                                            x
                                            x
                                            x
                                            x
--------------------------------------------------------------------------------
                                             Above Space for Recorder's Use Only

                                     FORM OF
                                   GRANT DEED

         The undersigned Grantor declares that Documentary Transfer Tax is not part of the public records and is being paid in accordance with a separate statement:

         FOR VALUE RECEIVED, ELECTRONIC ARTS REDWOOD, INC., a Delaware corporation ("Grantor"), grants to __________________________________, a
_______________________ ("Grantee"), all that certain real property ("Property") located in the City of Redwood City, County of San Mateo, State of California, as more particularly described on Exhibit A attached hereto.

         RESERVING THEREFROM easements as set forth in Sections 11.4, 11.5, 11.6 and 11.7 in the Declaration of Covenants, Conditions, Easements and Restrictions Electronic Arts Business Park recorded September 18, 1998, Document No. 98-150182, San Mateo County Records.

         AND RESERVING THEREFROM the non-exclusive right to use and enjoy and to grant and to convey to others on a non-exclusive basis the easements described as Parcels III, IV, and V in Exhibit A hereof.

         This Grant Deed is made by Grantor and accepted by Grantee  subject to:
(i) non-delinquent real property taxes and assessments; (ii) all covenants, conditions, restrictions and easements and all rights of way, encumbrances, and all other exceptions to title of record; (iii) all matters ascertainable by a reasonable inspection or survey of the Property; and (iv) all matters affecting the condition of title to the Property suffered or created by or with the written consent of Grantee.

                            [Continued on Next Page]


MAIL TAX STATEMENTS:

--------------------

--------------------

         IN WITNESS WHEREOF, Grantor has executed this Grant Deed this ___ day of __________, 1999.

                                        GRANTOR:

                                        ELECTRONIC ARTS REDWOOD, INC., a
                                        Delaware corporation



                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------

                              SEPARATE STATEMENT OF
                            DOCUMENTARY TRANSFER TAX



County Recorder
San Mateo County

Dear Sir/Madam:

         In accordance with Revenue and Taxation Code Section 11932, it is requested that this Statement of Documentary Transfer Tax due not be recorded with the attached deed, but be affixed to the deed after recordation and before return as directed on the deed.

         The deed names the undersigned, as Grantor, and ______________________ __________________________, a __________________________, as Grantee. The real property being transferred is located in the City of Redwood City, County of San Mateo, State of California, as more particularly described in the attached deed.

         The amount of the documentary transfer tax due on the attached deed is $______________, computed on the basis of:

         (__) computed on the consideration or value of property conveyed; or

         (__) computed on the consideration or value less liens or encumbrances remaining at the time of sale.


                                        Very truly yours,

                                        ELECTRONIC ARTS REDWOOD, INC., a
                                        Delaware corporation



                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------

                                    EXHIBIT C


                                     FORM OF
                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS



         To   inform   Name,   entity,   jurisdiction   of  Buyer  or   nominees
("Transferee"),  that  withholding  of tax under  Section  1445 of the  Internal
Revenue Code of 1986, as amended (the "Code"), will not be required upon the transfer of certain real property to Transferee by ELECTRONIC ARTS REDWOOD, INC., a Delaware corporation, the undersigned hereby certifies the following on behalf of Transferor:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

         2. Transferor's U.S. employer identification number is 94-2838567; and

         3. Transferor's office address is 207 Redwood Shores Parkway, Redwood City, California 94065.

         Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalty of perjury the undersigned declares that he or she has examined this Certification and to the best of his/her knowledge and belief it is true, correct and complete, and the undersigned further declares that he/she has authority to sign this document on behalf of Transferor.


Dated: ___________________              ELECTRONIC ARTS REDWOOD, INC.,
                                        a Delaware corporation



                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------

                                    EXHIBIT D


                                     FORM OF
                          SELLER'S CLOSING CERTIFICATE



         ELECTRONIC ARTS REDWOOD, INC. ("Seller"), a Delaware corporation, and _________________________ ("Buyer"), a __________________________, have entered into that certain Agreement of Purchase and Sale and Escrow Instructions dated Insert date of Agreement (the "Purchase Agreement"). Seller hereby certifies to Buyer that, as of the date of this certificate, the representations and warranties contained in Section 3.2.1 of the Purchase Agreement, as qualified by references to Seller's Knowledge, are true in all material respects, except as otherwise expressly disclosed in the schedule of exceptions attached to this Certificate.


Dated: ___________________              ELECTRONIC ARTS REDWOOD, INC.,
                                        a Delaware corporation



                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------

                                    EXHIBIT E


              EXCEPTIONS TO SELLER'S REPRESENTATIONS AND WARRANTIES



         Nothing in this schedule constitutes an admission of any liability or obligation of Buyer to any third party, nor an admission to any third party of Buyer's interests. Documents referenced herein form an integral part of this disclosure and are incorporated herein by reference for all purposes set forth herein. Matters reflected in this schedule are not necessarily limited to matters required by the Agreement to be reflected herein; such additional matters are included for informational purposes only. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         Section 3.2.1(vi)

         1. Equipment used for staging materials, storage of hazardous substances and other construction-related functions have been operated on the Property and have traversed the property, in a manner consistent with accepted construction practices.

         2. The possible presence of Hazardous Substances in the soil of the Property, as set forth in the Preliminary Geotechnical Report issued by Treadwell and Rollo, dated as of February 14, 1995, and the Phase I and Phase II reports issued by Applied Geosciences.

         Section 3.2.1(viii)

         1. Prior to Closing, Seller may engage in hydro-seeding of the Property.

         2. Seller may install roads, sidewalks and landscaping, in accordance with the Landscaping Drawings prepared by the SWA Group dated February 12, 1997 and the Civil Drawings prepared by Bohley, Malley Associates dated as of February 12, 1997.

                                    EXHIBIT F

                          SCHEDULE OF PROPERTY RECORDS


1. ALTA survey of the Real Property, prepared by Bohley/Maley Associates, as job number 97023 and certified as of March 27, 1998, by Lisa M. Maley, L.S.

2.       Applications dated January 6, 1996, for (a) a Vesting Tentative Map and
         (b) a Planned Development Permit with schedules and exhibits.

3. Development Agreement dated as of November 7, 1996, by and between Flatirons Funding, Limited Partnership, a Delaware limited partnership, and the City of Redwood City and recorded November 8, 1996, as Instrument No. 96-138988, Official Records, San Mateo County, California, as amended by First Amendment to Development Agreement dated April 15, 1998 and recorded April 15, 1998, as Instrument No. 98-054809, Official Records, San Mateo County, California, by First Amendment to Development Agreement dated April 6, 1998, and recorded August 25, 1998, as Instrument No. 98-135753 (recorded to correct typographical errors in document recorded April 15, 1998), and by Second Amendment dated August 31, 1998 and recorded September 2, 1998, as Instrument No. 98-141937, Official Records, San Mateo County, California.

4. Phase I and Phase II Environmental Assessment Reports prepared by Applied Geosciences, Inc., dated February 7, 1995, and February 13, 1995, respectively.

5. Preliminary Geotechnical Investigation prepared by Treadwell & Rollo, Inc., dated February 14, 1995.

6. All real estate tax assessments and bills affecting the Property (including, without limitation, special assessments) for the current tax year.

7. Covenants, Conditions, Easements and Restrictions of the Electronic Arts Business Park dated August 31, 1998 and recorded September 18, 1998, as Instrument No. 98-150182, Official Records, San Mateo County, California.

8. Covenants Agreement by and between Redwood Shores Properties and Flatirons Funding, Limited Partnership, dated February 14, 1995, and recorded February 15, 1995, as Instrument No. 95015506, Official Records, San Mateo County, California, as amended by an Amendment to Covenants Agreement, dated March 27, 1997.

9. Assignment of Sewage Treatment Capacity dated February 14, 1995, by and between Redwood Shores Properties and Flatirons Funding, Limited Partnership.

10.      Shores Center Development Handbook.

11.      Documents concerning Entitlements.

                                    EXHIBIT G




RECORDING REQUESTED BY, AND                          )
WHEN RECORDED MAIL TO:                               )
                                                     )
Nossaman, Guthner, Knox & Elliott, LLP               )
50 California Street, 34th Floor                     )
San Francisco, California  94111                     )
Attention:  David L. Kimport, Esq.                   )
                                                     )
--------------------------------------------------------------------------------

                                     FORM OF
                       ASSUMPTION AND COVENANTS AGREEMENT


         THIS ASSUMPTION AND COVENANTS AGREEMENT ("Covenants Agreement") is made and entered into as of this ___ day of __________________, 1999, by and between FLATIRONS FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership,
("FFLP"),  and  __________________________,   a  _______________________________
("Buyer") (FFLP and Buyer are the "Parties" to this Covenants Agreement). ELECTRONIC ARTS REDWOOD, INC., a Delaware corporation ("EAR") is a party with respect to Sections 1.3, 6, and 9 only.

                                    RECITALS

         A. Concurrent with the recording of this Covenants Agreement, FFLP has sold and conveyed to EAR and EAR has sold and conveyed to Buyer, and Buyer has purchased from EAR, approximately 13.85 gross acres of vacant land comprised of two (2) legal lots in the City of Redwood City, County of San Mateo, California, as more particularly described in Exhibit A attached hereto (the "Conveyed Property").

         B. FFLP is the owner of four (4) legal lots in the City of Redwood City, County of San Mateo, California, as more particularly described in Exhibit B attached hereto (the "Retained Property"). (The term "Property" alone is used occasionally to refer to either the Retained Property or the Conveyed Property as the context may require and the term "Properties" is used occasionally to refer to the Conveyed Property and the Retained Property collectively.)

         C. FFLP  acquired the  Conveyed  Property,  the  Retained  Property and
certain  other  real   property  in  the  vicinity  of  the  Conveyed   Property
(collectively,  the  "Project") on February

15, 1995. The Project has common or related service needs, infrastructure components (including landscaping, parks, utilities, sewer, drainage, road, highway components), and building density limitations.

         D. In connection with its acquisition of the Project, FFLP entered into that certain Covenants Agreement dated February 14, 1995, by and between FFLP and Redwood Shores Properties, and recorded February 15, 1995, as Instrument No. 95-015506, Official Records, San Mateo County, California, as amended by an Amendment to Covenants Agreement dated March 27, 1997, and recorded March 27, 1997, as Instrument No. 97-034602, Official Records, San Mateo County, California ("Redwood Shores Covenants Agreement").

         E. As a material inducement and condition to EAR selling the Conveyed Property to Buyer, and as an integral part of the negotiations between EAR and Buyer as to the purchase price, terms and conditions of sale of the Conveyed Property by EAR, Buyer has agreed to execute this Covenants Agreement (i) to assume FFLP's duties and obligations with respect to the Conveyed Property under the Redwood Shores Covenants Agreement; (ii) to create personal covenants of the Parties and their Successors (as defined in Section 4 below) to and for the exclusive benefit of each other and their Designated Assigns (as defined in Section 4 below) and (iii) to also create covenants running with the land under California Civil Code Section 1468 in favor of and benefiting the Properties.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of FFLP and Buyer, the parties agree as follows:

         1.       Assumption of Redwood Shores Covenants Agreement.

                  1.1 Assignment. FFLP, for itself, its successors and assigns, expressly and unconditionally assigns to Buyer, its successors and assigns, all of its rights and benefits under the Redwood Shores Covenants Agreements with respect to the Conveyed Property. FFLP expressly hereby (i) designates Buyer as being entitled to enforce all provisions of the Redwood Shores Covenants Agreement insofar as they affect the Conveyed Property in the same manner and to the same extent as FFLP has heretofore been entitled; (ii) designates Buyer as being entitled to participate in amendments to the Redwood Shores Covenants Agreement insofar as they affect the Conveyed Property in the same manner and to the same extent as FFLP has heretofore been entitled; and (iii) declares that Buyer is FFLP's "Assign" as that term is used in Section 3 of the Redwood Shores Covenants Agreement.

                  1.2 Assumption. Buyer, for itself, its successors and assigns, expressly and unconditionally assumes all of the obligations and liabilities of FFLP under the Redwood Shores Covenants Agreement with respect to the Conveyed Property arising from and after the date hereof, and agrees to perform and comply with all covenants of FFLP with respect to the Conveyed Property as set forth in the Redwood Shores Covenants Agreement. Buyer covenants that Buyer shall at all times fully comply with, and the development, construction and use of the

Conveyed Property and Improvements shall at all times be in full compliance with, the Redwood Shores Covenants Agreement.

                  1.3 Indemnification. Buyer shall indemnify and hold FFLP, its successors and assigns, and including EAR, its successors and assigns, harmless from any and all liability, cost, loss, damage, or expense, including attorney's fees, arising out of Buyer's failure to observe and perform any of the obligations, liabilities, and covenants hereby assumed. EAR shall indemnify and hold Buyer, its successors and assigns, harmless from any and all liability, cost, loss, damage, or expense, including attorney's fees, arising out of EAR's or FFLP's failure to observe and perform any of the obligations, liabilities, and covenants hereby retained.

         2. Mutual Covenants. In connection with and as a material inducement and condition to EAR's sale of the Conveyed Property to Buyer, FFLP and Buyer make the following covenants. Each of these covenants shall constitute both (i) the personal covenants of the covenantor and its Successors to and for the exclusive benefit of the covenantee and its Designated Assigns (as defined in Section 4 below), and (ii) covenants running with the land in favor of and benefiting the Retained Property or the Conveyed Property, as the case may be.

                  2.1 Buyer's Covenant Not to Exceed Density. Buyer covenants to FFLP that at all times during the term of this covenant (as such term is set forth in Section 6 below) the Buildings on the Conveyed Property shall not contain more than an aggregate three hundred forty thousand (340,000) square feet of Gross Building Floor Area (as defined below) in Zones 2 and 4, distributed among Zones 2 and 4 in accordance with that certain Development Agreement dated November 7, 1996, by and between FFLP and the City of Redwood City and recorded November 8, 1996, as Instrument No. 96-138988, as the same may be amended from time to time (the "Development Agreement"); and that Buyer shall not develop and construct more than an aggregate 340,000 square feet of Gross Building Floor Area on Zones 2 and 4 on the Conveyed Property. The term "Gross Building Floor Area" shall mean the sum total of all areas contained within the exterior walls of all Buildings including, without limitation, stairways, elevator shafts, other shafts, mechanical rooms, vents, and internal support facilities, but excluding those portions of mechanical or utility structures and storage areas located on the roof to the extent such structures are not considered by the City as building floor area for purposes of determining parking requirements, traffic generation, building density or other similar development limitations.

                  2.2 FFLP's Covenant Not to Exceed Density. FFLP covenants to Buyer that at all times during the term of this covenant (as such term is set forth in Section 6 below) the Buildings on the Retained Property shall not contain more than six hundred sixty thousand (660,000) square feet of Gross Building Floor Area for office space nor more than 50,000 square feet of special purpose accessory structures and that FFLP shall not develop and construct more than 660,000 square feet of Gross Building Floor Area for office space nor more than 50,000 square feet of special purpose accessory structures on the Retained Property. Moreover, FFLP covenants to Buyer that it shall not commence construction of more than 550,000 square feet of Gross Building Floor Area for office space nor of more than 50,000 square feet of special purpose accessory structures (including all construction commenced from and after November 8, 1996) on the Retained Property prior to November 8, 2000.

                  2.3 Compliance with Declaration. Each of Buyer and FFLP covenants to the other that it shall at all times fully comply with, and that the development, construction and use of the Conveyed Property or the Retained Property, as the case may be, and the Improvements shall at all times be in full compliance with, the Declaration of Covenants, Conditions, Easements and Restrictions of the Electronic Arts Business Park dated August 31, 1998, and recorded in the Official Records of San Mateo County on September 18, 1998, as Document No. 98-150182 ("Park Declaration").

                  2.4 Buyer's Covenant Not to Build. Buyer shall not construct any structure or portion thereof within that portion of the Conveyed Property described in Exhibit C attached hereto and incorporated herein by reference; except for landscaping, surface roadways and parking, awnings or other protrusions over entrance doorways, covered walkways, outdoor patio facilities, related outbuildings not exceeding fifteen (15) feet in height above the grade of the Property, as of the date hereof, and related installations such as light standards.

         3. Benefit and Burden of Covenants Generally; Equitable Enforcement. Buyer and FFLP acknowledge and agree that the assumptions set forth in Section 1 above and the covenants set forth in Section 2 above relate to the use, repair, maintenance, improvement and development of, or payment of taxes and assessments on, the Project or some part thereof, and that these covenants are intended to both bind Buyer and Buyer's Successors (as defined in Section 4 hereof) for the personal benefit of FFLP and FFLP's Designated Assigns (as defined in Section 4 hereof), or to bind FFLP and FFLP's Successors for the personal benefit of Buyer and Buyer's Designated Assigns, as the case may be, as more fully set forth in
Section 4 below, and to burden the Conveyed Property for the benefit of the Retained Property, or to burden the Retained Property for the benefit of the Conveyed Property, as the case may be, as more fully set forth in Section 5 below. Each of Buyer and FFLP acknowledges and agrees that the assumptions set forth in Section 1 and the covenants set forth in Section 2 above and all other terms and provisions of this Covenants Agreement have been negotiated between Buyer and FFLP in an arm's length commercial transaction between sophisticated, knowledgeable parties, each possessing substantial experience in real estate transactions and represented by independent counsel; that this Covenants Agreement has been an integral part of negotiations concerning the purchase price, terms and conditions of the sale of the Conveyed Property to Buyer; that the Parties' execution, delivery and recording of this Covenants Agreement constitutes a material part of their agreement to purchase and sell the Conveyed Property and that the Parties would not close the sale of the Conveyed Property to Buyer without the execution, delivery and recording of this Covenants Agreement; that each Party has a legitimate personal business interest in the other's development and construction of the Improvements on their respective Property in conjunction with the continued development and sale of the balance of the Project; that the purchase price paid by Buyer for the Conveyed Property takes into account the assumption set forth in Section 1 and the covenants set forth in Section 2 above (including, without limitation, the density limitations set forth in Sections 2.1 and 2.2 and the covenant not to build set forth in

Section 2.4); and that it is and shall be equitable for the Parties and their Designated Assigns or any beneficial owner of the Property, in its sole and absolute discretion and without any obligation to do so, to enforce any breach of these covenants by a Party or its Successors in accordance with the provisions of Section 8.3 below, notwithstanding that the use of the respective Property unrestricted by said covenants might be more profitable to its owner or that enforcement of these covenants might financially benefit the enforcing Party or its Designated Assigns.

         4. Covenants as Personal Covenants. Each of Buyer and FFLP acknowledges and agrees that each of the covenants assumed as set forth in Section 2 above constitutes a personal covenant of the covenanting Party and its successors, assigns, transferees, grantees, devisees, executors, administrators and representatives (collectively "Successors") (whether such Successors have succeeded to the Party's interest in the respective Property in whole or in part, directly, indirectly (whether by merger, consolidation, liquidation, reorganization, sale of assets or sale of stock of the Party), by operation of law or through foreclosure, deed in lieu of foreclosure, trustee's sale or otherwise), to and for the sole benefit of (i) the other Party (the "Benefited Party") and only such of the Benefited Party's successors, assigns, transferees, grantees, heirs, devisees, executors, administrators and representatives (x) who hold an interest in real property within the Project and (y) who have been expressly designated by the Benefited Party (in a written designation document recorded by the Benefited Party against the applicable Property) as being entitled to enforce all or certain specified provisions of this Covenants Agreement (collectively, a Party's "Designated Assigns") and (ii) the beneficial owner(s) of the Benefited Party's Property. Buyer further acknowledges and agrees that the indemnification obligation set forth in Section 1 above constitutes a personal covenant of Buyer and Buyer's Successors (whether such Buyer's Successors have succeeded to Buyer's interest in the Property in whole or in part, directly, indirectly (whether by merger, consolidation, liquidation, reorganization, sale of assets or sale of stock of Buyer), by operation of law or through foreclosure, deed in lieu of foreclosure, trustee's sale or otherwise), to and for the sole benefit of (i) FFLP and FFLP's Designated Assigns and including EAR and (ii) the beneficial owner(s) of the Retained Property. The indemnity and defense obligations set forth in this Section shall survive for twenty (20) years after the date of recordation of this Covenants Agreement notwithstanding that a Party may no longer possess any beneficial ownership interest in the Property. Except as expressly set forth above and in
Section 5 below, the covenants set forth in Section 2 above shall not be for the benefit of or enforceable by any other person or entity owning any property in the Project. Neither FFLP or Buyer or their Designated Assigns nor the beneficial owner(s) of either the Retained Property or the Conveyed Property shall have any obligation to enforce any such covenants for the benefit of any other person or entity.

         5. Covenants Running With the Land. All covenants and restrictions contained in Section 2 above shall also be covenants running with the land for the benefit of the Retained Property, or the Conveyed Property, as the case may be, and shall, in any event, and without regard to technical classification or designation, legal or otherwise, be to the fullest extent permitted by law and equity, binding for the benefit of and in favor of, and enforceable by any person (including, without limitation, the Parties and their Designated Assigns) having any beneficial ownership in the Retained Property or the Conveyed Property, as the case may be. Buyer and FFLP acknowledge and agree that given the close vicinity of the Conveyed Property and the Retained Property, that the development, construction and operation of the Improvements on the Properties pursuant to the covenants in Section 2 above shall directly benefit each Party's Property by enhancing the value of each Party's Property.

         6. Term. The Assumption and Indemnification set forth in Section 1 shall be of the same duration as that of the Redwood Shores Covenants Agreement. The covenants set forth in Sections 2.1, 2.2, and 2.4 above shall automatically terminate and become null and void on the date twenty (20) years after the recordation date of this Covenants Agreement. The covenants set forth in Section
2.3 above shall be of the same duration as that of the Park Declaration.

         7. Priority of Mortgage Lien. No violation or breach of the covenants, conditions, restrictions, provisions or limitations contained in this Covenants Agreement shall defeat or render invalid or in any way impair the lien or charge of any mortgage or deed of trust or security interest recorded against either the Conveyed Property or the Retained Property; provided, however, that any subsequent owner of the Conveyed Property or Retained Property, as the case may be, or portion thereof shall constitute a Successor and be bound by such remaining covenants, conditions, restrictions, limitations, and provisions, whether such owner's title was acquired by foreclosure, deed in lieu of foreclosure, trustee's sale or otherwise.

         8.       Defaults: No Waiver of Rights; Remedies.

                  8.1 Defaults. If a Party should breach any of the covenants set forth herein or default in the performance of any of its obligations hereunder, then the other Party, its Designated Assigns or the beneficial owner(s) of a Property shall have the immediate and absolute right to enforce any or all of the remedies set forth in Section 8.3 below without the necessity of providing the breaching Party with any notice of the default or opportunity to cure the default.

                  8.2 No Waiver of Rights. Any failures or delays by a non-breaching Party or its Designated Assigns or the beneficial owner(s) of a Property to provide any default notices to a breaching Party or to assert any of their rights and remedies as to any breach or default by a breaching Party under this Covenants Agreement shall not deprive them of their right to later institute and maintain any actions or proceedings which they or any one of them may deem necessary to protect, assert or enforce any such rights or remedies. Each Party acknowledges and agrees that the other Party reserves the right to determine whether or not and when, if at all, it will seek to enforce any of its rights and remedies with respect to a breach of any of the covenants in this Covenants Agreement and that any delay of or reservation in enforcing such rights and remedies shall not constitute a waiver or relinquishment of any future enforcement of this Covenants Agreement by a Party or its Designated Assigns or the beneficial owner(s) of a Property.

                  8.3 Remedies. A Party, its Designated Assigns or the beneficial owner(s) of a Property may institute any legal or equitable action to cure, correct, or remedy any default, to recover damages for any default, or to obtain any other remedy consistent with the purposes of this Covenants Agreement, including, without limitation, specific performance and/or injunctive relief (both mandatory and prohibitory), abatement proceedings, constructive trust or equitable liens. The rights and remedies of the Parties, their Designated Assigns and/or the beneficial owner of a Property are cumulative, and the exercise by the Parties, their Designated Assigns or the beneficial owner of a Property of one or more of such rights or remedies shall not preclude the exercise by it, at the same or different times, of any other rights or remedies for the same default or any other default.

         9.       General Provisions.

                  9.1 Attorneys' Fees. In the event of litigation between the parties in connection with this Covenants Agreement, the prevailing party shall be entitled to its reasonable costs and expenses incurred in connection with such litigation, including reasonable attorneys' fees and costs.

                  9.2 No Merger. None of the terms, covenants, agreements or conditions heretofore agreed upon in writing in any other agreements between the parties to this Covenants Agreement with respect to obligations to be performed, kept or observed by Buyer or FFLP in respect to said Conveyed Property or Retained Property or any part thereof shall be deemed to be merged with this Covenants Agreement.

                  9.3 Construction. Headings in this Covenants Agreement are for convenience and reference use only, and are not part of this Covenants Agreement, and shall be of no legal force or effect. When the context so requires, words in the masculine, feminine or neuter gender shall include each other gender; and words in the singular or plural shall include each other. Recitals A through E above and Exhibits A, B, and C, are incorporated into this Covenants Agreement by this reference. This Covenants Agreement is executed and delivered in the State of California, and shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

                  9.4 Notices. Any notice, demand or request which may be permitted, required or desired to be given in connection with this Covenants Agreement shall be given in writing and directed as follows:

                  If to FFLP:             Flatirons Funding, Limited Partnership
                                          c/o ML Leasing Equipment Corp.
                                          North Tower, 27th Floor
                                          World Financial Center
                                          250 Vesey Street
                                          New York, New York 10281-1327
                                          Attn:  Jean M. Tomaselli

                  With a copy to:         Electronic Arts Redwood, Inc.
                                          207 Redwood Shores Parkway
                                          Redwood City, California 94065
                                          Attn: James F. Healey, President

                  and a copy to:          Nossaman, Guthner, Knox & Elliott, LLP
                                          50 California Street, 34th Floor
                                          San Francisco, California  94111
                                          Attn:  Michael B. Wilmar, Esq.

                  If to Buyer:





                  With a copy to:




Notices shall be either (i) personally delivered (including delivery by Federal Express or other courier service) to the offices set forth above, in which case they shall be deemed delivered on the date of delivery to said offices; (ii) sent by telecopy, in which case they shall be deemed delivered on the date sent (provided, however, that any notices sent by telecopy shall also be sent by overnight courier on the same day); or (iii) sent by certified mail, postage prepaid, return receipt requested, in which case they shall be deemed delivered on the date shown on the receipt unless delivery is refused or delayed by the addressee, in which event the notice shall be deemed delivered on the date of deposit in the United States mail. The addresses and addressees may be changed by giving notice of such change in the manner provided for in this Section 9.4.

                  9.5 Severability. In the event any portion of this Covenants Agreement shall be declared by any court of competent jurisdiction to be invalid, illegal or unenforceable, such portion shall be deemed severed from this Covenants Agreement, and the remaining parts of this Covenants Agreement shall remain in full force and effect, as fully as though such invalid, illegal or unenforceable portion had never been part of this Covenants Agreement.

                  9.6 Due Execution. The persons executing this Covenants Agreement on behalf of Buyer, FFLP, and EAR, respectively, represent and warrant that they have the right, power, legal capacity and authority to execute this Covenants Agreement and to bind the party for whom they are signing.

                  9.7      No Liability of Parties.

                           (a) FFLP. None of FFLP, FFLP's Designated  Assigns or
the beneficial owner(s) of the Retained Property or any of their respective present or future partners, officers, directors, shareholders, agents, employees, guarantors, parents, subsidiaries or affiliates, and including EAR (collectively the "FFLP Parties") shall be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any person, entity or property (collectively, "Claims") arising from any construction on, or occupancy or use of, any of the Conveyed Property or Improvements, including, without limitation, any Claims caused by, or arising from: (i) any defect in any building, structure, grading, fill, landscaping or other improvements on the Conveyed Property or in any on-site or off-site improvement or other facility; (ii) any act or omission of Buyer or any of Buyer's agents, employees, independent contractors, licensees or invitees; (iii) any accident in, on or about the Conveyed Property or Improvements, or any fire, flood, or other casualty or hazard or Act of God thereon; (iv) the failure of Buyer, any of Buyer's licensees, employees, invitees, agents, independent contractors or other representatives to maintain all or any part of the Conveyed Property or the Improvements in a safe condition; and (v) any nuisance made or suffered on any part of the Conveyed Property or Improvements. In addition, none of the FFLP Parties shall be liable to Buyer or any other party on the basis of any actions or failure to act under this Covenants Agreement, including, without limitation, mistakes of judgment, negligent or otherwise, unless and to the extent resulting from the FFLP Parties' intentional torts or willful misconduct.

                           (b) Buyer. None of Buyer,  Buyer's Designated Assigns
or the beneficial owner(s) of the Conveyed Property or any of their respective present or future partners, officers, directors, shareholders, members, agents, employees, guarantors, parents, subsidiaries or affiliates (collectively the "Buyer Parties") shall be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any person, entity or property (collectively, "Claims") arising from any construction on, or occupancy or use of, any of the Retained Property or Improvements, including, without limitation, any Claims caused by, or arising from: (i) any defect in any building, structure, grading, fill, landscaping or other improvements on the Retained Property or in any on-site or off-site improvement or other facility; (ii) any act or omission of FFLP or any of FFLP's agents, employees, independent contractors, licensees or invitees, and including EAR; (iii) any accident in, on or about the Retained Property or Improvements, or any fire, flood, or other casualty or hazard or Act of God thereon; (iv) the failure of FFLP, any of FFLP's licensees, employees, invitees, agents, independent contractors or other representatives to maintain all or any part of the Retained Property or the Improvements in a safe condition; and (v) any nuisance made or suffered on any part of the Retained Property or Improvements. In addition, none of the Buyer Parties shall be liable to FFLP or any other party on the basis of any actions or failure to act under this Covenants Agreement, including, without limitation, mistakes of judgment, negligent or otherwise, unless and to the extent resulting from the Buyer Parties' intentional torts or willful misconduct.

                  9.8      Limitation on Liability.

                           (a) Buyer. Notwithstanding anything set forth in this
Agreement to the contrary, the officers, directors, shareholders, partners, members, and direct and indirect owners of Buyer shall not be liable for any debts or other obligations of Buyer or in respect of any claims against Buyer arising under this Covenants Agreement, and any such debts, obligations or claims shall be satisfied solely out of the assets of Buyer. No personal judgment shall be sought or obtained against any officer, director, shareholder, partner, member, or direct or indirect owner of Buyer.

                           (b) EAR.  Notwithstanding  anything set forth in this
Agreement to the contrary, the officers, directors, shareholders, partners, members, and direct and indirect owners of EAR shall not be liable for any debts or other obligations of EAR or in respect of any claims against EAR arising under this Covenants Agreement, and any such debts, obligations or claims shall be satisfied solely out of the assets of EAR. No personal judgment shall be sought or obtained against any officer, director, shareholder, partner, member, or direct or indirect owner of EAR.

                  9.9  Certain   Obligations   of  FFLP   Non-Recourse.   FFLP's
obligations hereunder are intended to be the obligations of the limited partnership and of the corporations which are the managing general partner and any other general partner thereof only, and no recourse for the payment of any amount due under this Covenants Agreement or for any claim based thereon or otherwise in respect thereof, shall be held against any limited partner of FFLP or any incorporator, shareholder, officer, director or affiliate, as such, past, present or future of such corporate managing general partner or other general partner or of any corporate limited partner or of any successor corporation to such corporate managing general partner or other general partner or any corporate limited partner of FFLP, or against any direct or indirect parent corporation of such corporate managing general partner or other general partner or of any limited partner of FFLP or any other subsidiary or affiliate of any such direct or indirect parent corporation or any incorporator, shareholder officer or director, as such, past, present or future, of any such parent or other subsidiary or affiliate, it being understood that FFLP is a limited partnership formed for the purpose of acquiring and owning the Project and acting as lessor to Electronic Arts Redwood, Inc., on the express understanding aforesaid. Nothing contained in this Section 9.9 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Covenants Agreement and any other documents referred to herein, of rights and remedies against the limited partnership or the corporate managing general partner or any other general partner of FFLP or the assets of the limited partnership or the corporate managing general partner or any other general partner of FFLP. As used in this Section 9.9, "affiliate" means any other person controlling, controlled by or under direct or indirect common control with such person; "person" means any individual, corporation, partnership, limited liability company, private limited company, joint venture, association joint-stock company, trust, unincorporated association, organ of government or any agency or political subdivision thereof; and "control," when used with any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  9.10 Amendment. This Covenants Agreement may be amended or modified only by a written amendment executed and acknowledged by each of Buyer and FFLP, (and EAR if such amendment or modification would affect EAR's rights or obligations under this Covenants Agreement), and their respective Successors (if any), Designated Assigns (if any, and if and to the extent Buyer or FFLP has granted them the right to participate in any amendments to this Covenant Agreement in the recorded designation document referred to in Section 4 above) and the beneficial owner(s) of the Retained Property or the Conveyed Property, as the case may be, and recorded with the San Mateo County recorder. The party recording such amendment shall be entitled to rely on such executed and acknowledged amendment as the valid, enforceable and insurable amendment to this Covenants Agreement. Each Party shall deliver to any of its Successor copies of all amendments to this Covenants Agreement (with written evidence of such notification to the other Party), all as more fully set forth in Section 4 above.

         THIS COVENANTS AGREEMENT IS EXECUTED as of the date first written above.


                                    FLATIRONS FUNDING, LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By:     Flatirons Capital, Inc.
                                            Managing General Partner

                                            By:
                                               --------------------------------
                                            Its:
                                                 ------------------------------


                                    BUYER

                                    -----------------------------------------,
                                    a
                                       ------------------------


                                    By:
                                        --------------------------------------
                                    Its:
                                        --------------------------------------

FOR VALUABLE CONSIDERATION, the receipt and adequacy of which is acknowledged hereby, the undersigned executes this Assignment and becomes a party thereto for the purposes of Sections 1.3, 6, and 9 only.


                                        ELECTRONIC ARTS REDWOOD, INC., a
                                        Delaware corporation



                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------

                                    EXHIBIT H

                                    EXHIBIT I


                                     FORM OF
                     ASSIGNMENT OF SEWAGE TREATMENT CAPACITY



                  THIS ASSIGNMENT ("Assignment") is made and entered into as of ___________________, 1999, by and between FLATIRONS FUNDING, LIMITED PARTNERSHIP, ("Assignor"), and _____________________________________________, a
__________________ ("Assignee").

                                    RECITALS

                  A. Electronic Arts Redwood, Inc. ("EAR") and Assignee, as successor-in-interest, are parties to that certain Agreement of Purchase and Sale dated ______________ (the "Purchase Agreement") whereby EAR agreed to sell to Assignee, and Assignee agreed to purchase from EAR, certain real property (as more particularly described in Exhibit "A" of the Purchase Agreement) (the "Property"), all in accordance with the terms and conditions of the Purchase Agreement.

                  B. Pursuant to the Purchase Agreement, EAR agreed to cause Assignor to assign to Assignee, at the closing under the Purchase Agreement ("Closing"), a sufficient allocation of sewage treatment capacity from sources available to Assignor to permit Assignee to construct up to an aggregate of Three Hundred Forty Thousand (340,000) square feet of Gross Building Floor Area on Zones 2 and 4 ("Maximum Square Footage") (but no more) on the Property. As used in this Assignment, the term "Gross Building Floor Area" or "GBFA" means the sum total of all floor areas contained within the exterior walls of all Buildings including, without limitation, stairways, elevator shafts, other shafts, mechanical rooms, vents, and internal support facilities, but excluding those portions of mechanical or utility structures and storage areas located on the roof to the extent such structures are not considered by the City as building floor area for purposes of determining parking requirements, traffic generation, building density or other similar development limitations.

                  C. Assignor holds certain rights to sewage treatment capacity applicable to the Property and other lands owned by Assignor consisting of (a) rights to sufficient sewage treatment capacity to construct 885,000 square feet of GBFA for office use derived by mesne assignments from a grant by the City of Redwood City (the "City") to Mobil Oil Estates (Redwood) Limited dated May 1, 1978 (the "Mobil Rights") which the City and Assignor confirmed in that certain Second Amendment to Development Agreement dated August 31, 1998, ("Second Amendment") and (b) rights to purchase additional sewage treatment capacity from the City up to 25,000 gallons per day ("gpd"), as needed, at $2.50 per gpd as confirmed in and pursuant to the Second Amendment (the "Purchase Rights"). Assignor intends to assign to

Assignee sufficient sewage treatment capacity from the Mobil Rights to enable Assignee to construct the Maximum Square Footage.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

                  1.  Assignment.   Assignor  hereby  assigns  to  Assignee  the
following rights to sewage treatment capacity (the "Sewage Capacity Rights"):

                           (a)  Assignor  assigns  to  Assignee  from its  Mobil
Rights sufficient sewage treatment capacity with the South Bayside System Authority ("SBSA") to permit construction of 340,000 square feet of GBFA for office use.

                           (b) If for any  reason  the  foregoing  grant  is not
sufficient to permit Assignee to construct the Maximum Square Footage, Assignee must purchase, lease, or otherwise acquire any needed sewage treatment capacity on the open market. Neither City, EAR, nor Assignor is in any way obligated to provide Assignee with sewage treatment capacity except as set forth herein, and in particular, neither EAR nor Assignor has any obligation to assign to Assignee any of the Purchase Rights. City has agreed in the Development Agreement to use its best efforts to assist Assignor in obtaining any additional capacity deemed necessary, and Assignor, to the extent such agreement of the City is assignable, hereby assigns to Assignee such agreement of the City to use best efforts.

                           (c)  Assignee   acknowledges   and  agrees  that  the
foregoing assignment of Sewage Capacity Rights specifically excludes any right by Assignee to sell, assign, convey or otherwise transfer in any way (and, therefore, Assignee is specifically prohibited from selling, assigning, conveying or otherwise transferring in any way) such Sewage Capacity Rights to any third party for any use outside the Property. Any Sewage Capacity Rights assigned hereunder but not actually required by Assignee for the construction of the Maximum Square Footage shall revert to Assignor. Assignee further acknowledges and agrees that, other than the limited assignment of the Sewage Capacity Rights hereunder, Assignor is not assigning, conveying or transferring to Assignee any other right, title or interest of Assignor of any nature whatsoever.

                  2. Representations and Warranties. Assignor represents and warrants that it holds sufficient Sewage Capacity Rights to enable it to make this Assignment and that it has due power and authorization to make this Assignment.

                  3. No Further Obligations. Neither Assignor nor EAR shall have any obligation or liability whatsoever with respect to the Sewage Capacity Rights, including, without limitation, any obligation to obtain the City's, the SBSA's or any other governmental or other entity's approval or consent to this Assignment, or to incur any costs, expenses or other liabilities or pay any fees (whether directly or indirectly), dedicate any land, provide any parking or reduce the density on, or the allotment of sewage treatment capacity with respect to, any other property owned by Assignor or EAR, or in any other manner adversely affect Assignor or EAR or any property owned by Assignor or EAR or take any action whatsoever with respect to the Sewage

Capacity Rights or in pursuit of any development rights or approvals whatsoever. Notwithstanding the foregoing, Assignor shall cooperate with and provide Assignee all reasonable assistance in perfecting Assignee's Sewage Capacity Rights hereunder.

                  4. Attorneys' Fees. In the event of litigation between the parties with respect to this Assignment, the prevailing party (by way of settlement, dismissal or final judgment) shall be entitled to its reasonable costs and expenses incurred in connection with such litigation, including, without limitation, reasonable attorneys' fees. For purposes of this provision, "prevailing party" shall include a party which dismisses such litigation in exchange for payment of the sum allegedly due, performance of covenants allegedly breached, or consideration substantially equal to the relief sought in the litigation.

                  5. Certain Obligations Non-Recourse. Assignor's obligations hereunder are intended to be the obligations of the limited partnership and of the corporations which are the managing general partner and any other general partner thereof only, and no recourse for the payment of any amount due under this Agreement or for any claim based thereon or otherwise in respect thereof, shall be held against any limited partner of Assignor or any incorporator, shareholder, officer, director or affiliate, as such, past, present or future of such corporate managing general partner or other general partner or of any corporate limited partner or of any successor corporation to such corporate managing general partner or other general partner or any corporate limited partner of Assignor, or against any direct or indirect parent corporation of such corporate managing general partner or other general partner or of any limited partner of Assignor or any other subsidiary or affiliate of any such direct or indirect parent corporation or any incorporator, shareholder officer or director, as such, past, present or future, of any such parent or other subsidiary or affiliate, it being understood that Assignor is a limited partnership formed for the purpose of acquiring and owning the Property and acting as lessor to Electronic Arts Redwood, Inc., on the express understanding aforesaid. Nothing contained in this Section 6 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement and any other documents referred to herein, of rights and remedies against the limited partnership or the corporate managing general partner or any other general partner of Assignor or the assets of the limited partnership or the corporate managing general partner or any other general partner of Assignor. As used in this Section 6, "affiliate" means any other person controlling, controlled by or under direct or indirect common control with such person; "person" means any individual, corporation, partnership, limited liability company, private limited company, joint venture, association joint-stock company, trust, unincorporated association, organ of government or any agency or political subdivision thereof; and "control," when used with any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  6. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

                  IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first written above.

                  ASSIGNOR:            FLATIRONS FUNDING, LIMITED PARTNERSHIP
                                       a Delaware limited partnership



                                       By:
                                            -----------------------------------
                                       Name:
                                              ---------------------------------
                                       Title:
                                              ---------------------------------


                  ASSIGNEE:            ---------------------------------------,
                                       a
                                         ------------------------------


                                        By:
                                            -----------------------------------

                                    EXHIBIT J


RECORDING REQUESTED BY, AND                          )
WHEN RECORDED MAIL TO:                               )
                                                     )
Nossaman, Guthner, Knox & Elliott, LLP               )
50 California Street, 34th Floor                     )
San Francisco, California  94111                     )
Attention:  David L. Kimport, Esq.                   )
                                                     )
--------------------------------------------------------------------------------

                                     FORM OF
                          ASSIGNMENT AND ASSUMPTION OF
                        DEVELOPMENT AGREEMENT AND PERMITS


         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made as of ___________, 1999, by and between FLATIRONS FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership ("Assignor"), and ____________________, a ________________________,
whose address is ________________________________________________  ("Assignee").
ELECTRONIC ARTS REDWOOD, INC., a Delaware corporation ("EAR"), is a party with respect to Sections 3 through 13 only.

                                    RECITALS


                  A. EAR and Assignee entered into that certain Agreement of Purchase and Sale dated ___________________, 1999 (the "Purchase Agreement") whereby EAR agreed to sell to Assignee, and Assignee agreed to purchase from EAR, certain real property as more particularly described in Exhibit "A" of the Purchase Agreement (the "Property"), which consists of Zones 2 and 4 as set forth in the Development Agreement, all in accordance with the terms and conditions of the Purchase Agreement.

                  B. Pursuant to the Purchase Agreement, EAR agreed to cause Assignor to assign to Assignee, and Assignee to assume, the Development Agreement dated November 7, 1996, by and between Assignor and the City of Redwood City and recorded November 8, 1996, as Instrument No. 96-138988, as the same may be amended from time to time (the "Development Agreement"), as the same applies to or affects the Property; and further to cause Assignor to assign to Assignee all permits, licenses, governmental approvals, and development rights pertaining to the Property, to the extent of Seller's rights, title, and interest therein and thereto and ability to assign the same (the "Other Rights"), subject to the terms and conditions set forth in this Assignment.

         NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions herein contained, the parties hereto (together, the "Parties," and each sometimes a "Party") hereby act and agree as follows:

         1. Assignment. Assignor hereby assigns, sets over and transfers to Assignee, and Assignee hereby takes and accepts from Assignor, (A) all of Assignor's rights in, under and to the Development Agreement as it applies to the Property and to all benefits and privileges hereafter accruing to Assignor thereunder, including without limitation Assignee's right to build an aggregate 340,000 square feet of Gross Building Floor Area (as that term is defined in the Development Agreement and subject to the restrictions set forth in Section 4(e) of the Development Agreement) distributed among Zones 2 and 4 in accordance with the Development Agreement, and, (B) to the extent assignable, all of Seller's right, title and interest (if any) in and to of the Other Rights.

         2. Assumption of Obligations and Liabilities by Assignee. Assignee hereby expressly and unconditionally assumes all of the obligations and liabilities of Assignor under the Development Agreement as it applies to the Property accruing from and after the date hereof. Assignee covenants that Assignee shall at all times fully comply with, and that the development, construction and use of the Property shall at all times be in full compliance with the Development Agreement.

         3. Covenant and Indemnification. Assignor and Assignee covenant to perform all their respective obligations under the Development Agreement. Assignee shall indemnify and hold Assignor and EAR harmless from any and all liability, cost, loss, damage, or expense, including attorneys fees, arising out of Assignee's failure to observe or perform any of the obligations or liabilities so assumed. EAR shall indemnify and hold Assignee harmless from any and all liability, cost, loss, damage, or expense, including attorneys fees, arising out of FFLP's or EAR's failure to observe or perform any of its obligations or liabilities under the Development Agreement other than those expressly assumed by Assignee hereunder.

         4. No Impairment of Purchase Agreement Provisions. Nothing contained in this Assignment shall be deemed to limit, waive or otherwise derogate from any warranty, representation, covenant or indemnification made in the Purchase Agreement by either Party, or to waive or abrogate any limits on liability specified in the Purchase Agreement, and none of such provisions in the Purchase Agreement shall be deemed to have merged into the assignment made by this Assignment. To the extent any rights granted under the Development Agreement may be limited or restricted by terms of the Purchase Agreement or of that certain Assumption and Covenants Agreement dated as of August 31, 1998, by and between Assignor and Assignee ("Covenants Agreement"), the terms of the Purchase Agreement or the Covenants Agreement shall prevail.

         5. Further Assurances. Assignor shall promptly execute and deliver to Assignee any additional instrument or other document which Assignee reasonably requests to evidence or better effect the assignment contained herein.

         6. Counterparts. This Assignment may be executed in any number of counterparts and by each Party on a separate counterpart or counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

         7. Governing Law. This Assignment shall be deemed to be an agreement made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with such laws.

         8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of each of the Parties and its successors and assigns.

         9. Warranty of Signers. Each individual executing and delivering this Assignment on behalf of a Party hereby represents and warrants to the other Party that such individual has been duly authorized and empowered to make such execution and delivery.

         10. Notices. Any notice, demand or request which may be permitted, required or desired to be given in connection with this Assignment shall be given in writing and directed as follows:

                  If to Assignor:       Flatirons Funding Limited Partnership
                                        c/o ML Leasing Equipment Corp.
                                        North Tower, 27th Floor
                                        World Financial Center
                                        250 Vesey Street
                                        New York, New York 10281-1327
                                        Attn:  Jean M. Tomaselli

                  With a copy to:       Electronic Arts Redwood, Inc.
                                        207 Redwood Shores Parkway
                                        Redwood City, California 94065
                                        Attn: James F. Healey, President

                  and a copy to:        Nossaman, Guthner, Knox & Elliott, LLP
                                        50 California Street, 34th Floor
                                        San Francisco, California  94111
                                        Attn:  Michael B. Wilmar, Esq.

                  If to Assignee:

                  With a copy to:




Notices shall be either (i) personally delivered (including delivery by Federal Express or other courier service) to the offices set forth above, in which case they shall be deemed delivered on the date of delivery to said offices; (ii) sent by telecopy, in which case they shall be deemed delivered on the date sent (provided, however, that any notices sent by telecopy shall also be sent by overnight courier on the same day); or (iii) sent by certified mail, postage prepaid, return receipt requested, in which case they shall be deemed delivered on the date shown on the receipt unless delivery is refused or delayed by the addressee, in which event the notice shall be deemed delivered on the date of deposit in the United States mail. The addresses and addressees may be changed by giving notice of such change in the manner provided for in this Section 10.

         11. No Liability. None of Assignor, Assignor's Assigns, or the beneficial owner(s) of the Property or any of their respective present or future partners, officers, directors, shareholders, agents, employees, guarantors, parents, subsidiaries or affiliates, and including Electronic Arts Redwood, Inc. (collectively the "Assignor Parties") shall be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any person, entity or property (collectively, "Claims") arising from any construction on, or occupancy or use of, any of the Property or Improvements, including, without limitation, any claims caused by, or arising from: (i) any defect in any building, structure, grading, fill, landscaping or other improvements on the Property or in any on-site or off-site improvement or other facility; (ii) any act or omission of Assignee or any of Assignee's agents, employees, independent contractors, licensees or invitees; (iii) any accident in, on or about the Property or Improvements, or any fire, flood, or other casualty or hazard or Act of God thereon; (iv) the failure of Assignee, any of Assignee's licensees, employees, invitees, agents, independent contractors or other representatives to maintain all or any part of the Property or the Improvements in a safe condition; and (v) any nuisance made or suffered on any part of the Property or Improvements. In addition, none of the Assignor Parties shall be liable to Assignee or any other party on the basis of any actions or failure to act under this Assignment, including, without limitation, mistakes of judgment, negligent or otherwise, unless and to the extent resulting from the Assignor Parties' intentional torts or willful misconduct.

         12.      Limitation on Liability.

                  (a) Assignee. Notwithstanding anything set forth in this Assignment to the contrary, the officers, directors, shareholders, partners, members, and direct and indirect owners of Assignee shall not be liable for any debts or other obligations of Assignee or in respect of any claims against Assignee arising under this Assignment, and any such debts, obligations or claims shall be satisfied solely out of the assets of Assignee. No personal judgment shall be sought or obtained against any officer, director, shareholder, partner, member, or direct or indirect owner of Assignee.

                  (b) EAR. Notwithstanding anything set forth in this Assignment to the contrary, the officers, directors, shareholders, partners, members, and direct and indirect owners of EAR shall not be liable for any debts or other obligations of EAR or in respect of any claims against EAR arising under this Assignment, and any such debts, obligations or claims shall be satisfied solely out of the assets of EAR. No personal judgment shall be sought or obtained against any officer, director, shareholder, partner, member, or direct or indirect owner of EAR.

         13. Certain Obligations of Assignor Non-Recourse. Assignor's obligations hereunder are intended to be the obligations of the limited partnership and of the corporations which are the managing general partner and any other general partner thereof only, and no recourse for the payment of any amount due under this Assignment or for any claim based thereon or otherwise in respect thereof, shall be held against any limited partner of Assignor or any incorporator, shareholder, officer, director or affiliate, as such, past, present or future of such corporate managing general partner or other general partner or of any corporate limited partner or of any successor corporation to such corporate managing general partner or other general partner or any corporate limited partner of Assignor, or against any direct or indirect parent corporation of such corporate managing general partner or other general partner or of any limited partner of Assignor or any other subsidiary or affiliate of any such direct or indirect parent corporation or any incorporator, shareholder officer or director, as such, past, present or future, of any such parent or other subsidiary or affiliate, it being understood that Assignor is a limited partnership formed for the purpose of acquiring and owning the Project and acting as lessor to Electronic Arts Redwood, Inc., on the express understanding aforesaid. Nothing contained in this Section 13 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Assignment and any other documents referred to herein, of rights and remedies against the limited partnership or the corporate managing general partner or any other general partner of Assignor or the assets of the limited partnership or the corporate managing general partner or any other general partner of Assignor. As used in this Section 13, "affiliate" means any other person controlling, controlled by or under direct or indirect common control with such person; "person" means any individual, corporation, partnership, limited liability company, private limited company, joint venture, association joint-stock company, trust, unincorporated association, organ of government or any agency or political subdivision thereof; and "control," when used with any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed and delivered by their respective representatives, thereunto duly authorized, as of the date first above written.

                                       ASSIGNOR

                                       FLATIRONS FUNDING, LIMITED PARTNERSHIP,
                                       a Delaware limited partnership



                                       By:
                                            -----------------------------------
                                       Name:
                                              ---------------------------------
                                       Title:
                                              ---------------------------------

                                       ASSIGNEE

                                       ---------------------------------------,
                                       a
                                         ----------------------------

                                       By:
                                            -----------------------------------
                                       Name:
                                              ---------------------------------
                                       Title:
                                              ---------------------------------

FOR VALUABLE CONSIDERATION, the receipt and adequacy of which is acknowledged hereby, the undersigned executes this Assignment and becomes a party thereto for the purposes of Sections 3 through 13 only.

                                       ELECTRONIC ARTS REDWOOD, INC., a
                                       Delaware corporation




                                       By:
                                            -----------------------------------
                                       Name:
                                              ---------------------------------
                                       Title:
                                              ---------------------------------

                                    EXHIBIT K

                                     FORM OF
                                 PROMISSORY NOTE

                                                        Redwood City, California
$____________________                                     ________________, 1999


         FOR VALUE RECEIVED, the undersigned, [Buyer], a __________________________ (herein called "Maker"), and subject to the terms hereof, hereby promises to pay on or before June 20, 2001 to the order of ELECTRONIC ARTS REDWOOD, INC., a Delaware corporation (herein together with all subsequent holders hereof called "Holder"), at 207 Redwood Shores Parkway, Redwood City, California, or at any other address identified by Holder for that purpose, in lawful money of the United State of America, the principal sum of _______________________ Dollars ($___________), together with interest thereon at the rate of _____ percent (__%) per annum until paid. This Note is executed and delivered pursuant to that certain Agreement of Purchase and Sale and Escrow Instructions between Maker and Holder dated ______________, 1999 (the "Purchase Agreement").

         1.Payment. Principal and interest shall be payable in level quarterly installments of ________________________ Dollars ($_____________) each, due the twentieth day of March, June, September, and December of each year ("payment dates"), commencing September 20, 1999, and continuing until paid in full. The entire principal and all accrued and unpaid interest, if any, shall be due and payable on June 20, 2001. Notwithstanding the foregoing, Holder may demand payment of all or any part of the outstanding principal on a payment date upon thirty (30) days prior written notice to Maker.

         2. Security. This Note is secured by a Deed of Trust and Assignment of Rents ("Deed of Trust") of even date herewith encumbering certain unimproved real property ("Property") in the City of Redwood City, County of San Mateo, State of California and by [description of Guaranty] (the "Guaranty").

         3. Default; Acceleration. Failure to pay an installment of principal and interest when due shall, upon three (3) business days notice from Holder, constitute a default hereunder. In addition to any other remedies specified herein, upon the occurrence of any default in payment hereunder, or of an event of default specified in the Purchase Agreement, the Deed of Trust, or the Guaranty, Holder shall have the option of declaring the principal balance hereof and all accrued and unpaid interest to be immediately due and payable.

         4. No Prepayment. Except upon demand by Holder pursuant to Section 1 or acceleration by Holder pursuant to Section 3, this Note may not be prepaid.

         5. Maker's Waiver. Maker and all endorsers of this Note hereby severally waive demand, presentment, notice of dishonor, notice of default, notice of protest and nonpayment and diligence in taking any action to collect any sums owed under this Note.

         6. Waiver. No waiver of any default or failure of condition under the terms of this Note, the Deed of Trust, or the Guaranty shall be implied from any failure of Holder to take, or any delay by Holder in taking, action with respect to any default or failure of condition, or from any previous waiver. A waiver of any term in this Note must be made in writing and shall be limited to the express written terms of such waiver.

         7. Attorneys' Fees. In the event Holder incurs any attorneys' fees or other costs because of Maker's default or to enforce or defend any provision of this Note, Maker shall pay reasonable attorneys' fees and all costs incurred by Holder. All costs and fees incurred by Holder together with interest thereon shall be added to the principal owing hereunder and shall also be secured by the Deed of Trust.

         8. Time of Essence. Time is of the essence with respect to every provision hereof.

         9. Controlling Law. This Note shall be construed, interpreted and enforced in accordance with laws of the State of California.

         10. Remedies Cumulative. The remedies of Holder as provided herein or in the Deed of Trust or in the Guaranty or in law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively, or together at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or a release thereof.

         11. Purchase Money Note. This Note is given as part of the purchase price for the Property.

         12. Binding Nature. The terms, covenants and conditions contained herein shall be binding upon the heirs, successors and assigns of Maker and shall inure to the benefit of the successors and assigns of Holder.

                                       [BUYER], a _____________________________




                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                    EXHIBIT L

Recording requested by:

And when recorded mail to:

NOSSAMAN, GUTHNER, KNOX & ELLIOTT, LLP
50 California Street, 34th Floor
San Francisco, California  94111
Attention:  David L. Kimport, Esq.

================================================================================

                    SPACE ABOVE THIS LINE FOR RECORDER'S USE


                                     FORM OF
                                  DEED OF TRUST

         ATTENTION: COUNTY RECORDER--THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A DEED OF TRUST, BUT ALSO AS A FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF THE TRUSTOR (DEBTOR) AND BENEFICIARY (SECURED PARTY) ARE SET FORTH IN SECTION 5.06 OF THIS DEED OF TRUST.


                  THIS DEED OF TRUST AND FIXTURE FILING (this "Deed of Trust") dated as of _____________, 1999, for reference purposes only, is made by ______________________, a _______________________ ("Trustor"), whose principal place  of  business  is  ______________________  ___________________,  to  FIRST
AMERICAN TITLE COMPANY, as Trustee ("Trustee"), for the benefit of ELECTRONIC ARTS REDWOOD, INC., a Delaware corporation ("Beneficiary"), whose address is 207 Redwood Shores Parkway, Redwood City, California 94065.

                  THIS DEED OF TRUST is given in connection with that certain Promissory Note made as of _______________, 1999 by Trustor to the order of Beneficiary (the "Note")

                  FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt and adequacy of which are hereby acknowledged, Trustor hereby irrevocably grants, transfers, sets over, conveys and assigns to Trustee, IN TRUST, WITH POWER OF SALE, for the benefit and security of Beneficiary, under and subject to the terms and conditions hereinafter set forth, all rights, titles, interests, estates, power and privileges that Trustor now has or may hereafter acquire in or to the following property and interests therein to the extent the same constitute real property under the laws of the State of California (collectively, the "Trust Estate"):

                  THAT CERTAIN REAL PROPERTY in San Mateo County, State of California, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Land");

                  TOGETHER WITH any and all buildings, landscaping and other improvements now or hereafter erected in or on the Land, including, without limitation, the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings and improvements (collectively, the "Improvements," and together with the Land, the "Property"), all of which shall be deemed and construed to be a part of the realty;

                  TOGETHER WITH all interests, estates or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Property;

                  TOGETHER WITH all easements, rights-of-way and rights now owned or hereafter acquired by Trustor used in connection with the Property as a means of access to the Property, including, without limiting the generality of the foregoing, all rights pursuant to any trackage agreement and all rights to the nonexclusive use of common drive entries, and all tenements, hereditaments and appurtenances thereof and thereto, and all water and water rights and shares of stock evidencing the same;

                  TOGETHER WITH all oil and gas and other mineral rights in or pertaining to the Land, if any, and all royalty, leasehold and other rights of Trustor pertaining thereto;

                  TOGETHER WITH all right, title and interest now owned or hereafter acquired by Trustor in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Land, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Land or the Property;

                  TOGETHER WITH all furniture, furnishings, fixtures, equipment, appliances, machinery, attachments, construction materials and supplies, goods, agreements with architects and engineers relating to the design of the Improvements, plans and specifications and permits for the development and construction of the Improvements, agreements with contractors and vendors relating to the construction and installation of the Improvements, and other personal property (to the extent any of which constitute personal property under applicable law) (the "Personal Property"), and all replacements, additions, substitutions and proceeds thereof or thereto, now or hereafter owned by Trustor or in which Trustor now or hereafter has any rights and which is now or hereafter located on or at, or affixed or attached to, or used in connection with the ownership, development, design, construction, operation, management, maintenance or repair of the Property or the Improvements; and

                  TOGETHER WITH all the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Trustor now has or may hereafter acquire in the Property, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Trust Estate including, without limitation, any award resulting from a change of grade of streets and any award for severance damages (collectively, "Proceeds").

FOR THE PURPOSE OF SECURING:

         1. Payment and performance of all obligations of Trustor under the Note, as the same may be modified, amended, restated and supplemented from time to time.

         2. Performance of all obligations of Trustor under this Deed of Trust and performance of each covenant and agreement of Trustor in this Deed of Trust, and all modifications, amendments, replacements, extensions and renewals thereof and substitutions therefor.

         3. Payment of all sums advanced by Beneficiary to protect the security of this Deed of Trust or the Trust Estate, with interest thereon at the rate of 11% per annum (the "Advance Interest Rate").

         This Deed of Trust, the Note, and any other instrument (excluding any guaranty or indemnity not secured by this Deed of Trust) given to evidence or further secure the payment and performance of any indebtedness or obligation secured hereby may hereafter be referred to collectively as the "Loan Instruments." Capitalized terms used but not defined herein shall have the meanings set forth in the Note.

TO PROTECT THE PREMISES AND THE SECURITY GRANTED BY THIS DEED OF TRUST, TRUSTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:


                                    ARTICLE I
                       COVENANTS AND AGREEMENTS OF TRUSTOR

         1.01. Payment of Secured Obligations. Trustor shall pay when due the principal, interest, premium, if any, and all other amounts due to Beneficiary under the Loan Instruments; the principal of and interest on any sum advanced in the future and secured by this Deed of Trust; and the principal of and interest on any other sum secured by this Deed of Trust.

         1.02. Maintenance, Repair, Alterations. Trustor: (i) shall maintain, keep and preserve the Trust Estate in good condition and repair; (ii) shall comply with all laws, ordinances, rules, regulations, covenants, conditions and restrictions now or hereafter affecting the Trust Estate or any part thereof or requiring any alteration or improvement to be made thereon or thereto, subject to Trustor's right to contest Impositions as defined in Subsection 1.08(a) of this Deed of Trust in accordance with the provisions of Subsection 1.08(d) hereof; (iii) shall not commit, suffer or permit any act to be done in, upon or to the Trust Estate or any part thereof in violation of any law, ordinance, rule, regulation or order; (iv) shall not commit or permit any waste or deterioration of the Trust Estate; (v) shall keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair;
(vi) will not take any action which, if taken (or fail to take any action, if not taken), would increase in any way the risk of fire or other hazard occurring to or affecting the Property or otherwise would impair the security of Beneficiary in the Trust Estate; (vii) shall not abandon the Trust Estate or any portion thereof or leave the Property unprotected, unguarded, vacant or deserted, provided, however, nothing in this clause (vii) shall require Trustor to protect or guard the Property more than a prudent operator would protect or guard property similar to the Property under the same or similar conditions;
(viii) shall secure and maintain in full force and effect all permits necessary for the use, occupancy and operation of the Trust Estate; and (ix) except as otherwise prohibited or restricted by the Loan Instruments, or any of them, shall do any and all other acts which may be reasonably necessary to protect and preserve the value of the Trust Estate and the rights of Trustee and Beneficiary with respect thereto.

         1.03.  Required Insurance.

                  (a) Trustor shall at all times provide, maintain, keep in full force and effect or cause to be provided, maintained, and kept in full force and effect, at no expense to Trustee or Beneficiary, policies of standard broad form/all-risk insurance excluding earthquake in such form and amounts, with such deductibles, and issued by companies, associations or organizations reasonably satisfactory to Beneficiary.

                  (b) All policies of insurance required by the terms of this Deed of Trust or the Note shall either have attached thereto a lender's loss payable endorsement for the benefit of Beneficiary in form satisfactory to Beneficiary or shall name Beneficiary as additional insured and shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Trustor or any party holding under Trustor which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim and deduction against Trustor.

         1.04. Delivery of Policies; Payment of Premium. At Beneficiary's option, Trustor shall furnish Beneficiary with an original certificate of insurance for each policy of insurance required under Section 1.03 hereof setting forth the coverage, the limits of liability, the deductibles, if any, the name of the carrier, the policy number, and the period of coverage, which certificates shall have been executed by authorized officials of the companies issuing such insurance, or by agents or attorneys-in-fact authorized to issue said certificates (in which event each such certificate shall be accompanied by a notarized affidavit, agency agreement or power of attorney evidencing the authority of the signatory to issue such certificate on behalf of the insurer named therein). If Beneficiary consents, Trustor may provide any of the required insurance through blanket policies carried by Trustor and covering more than one location, or by policies procured by a tenant or other party holding under Trustor; provided, however, all such policies shall be in form and substance and issued by companies satisfactory to Beneficiary. At least thirty (30) days prior to the expiration of each required policy, Trustor shall deliver to Beneficiary evidence satisfactory to Beneficiary of the payment of premium and the renewal or replacement of such policy continuing insurance in form as required by this Deed of Trust. All such policies shall contain a provision that, notwithstanding any contrary agreement between Trustor and the insurance company, such policies will not be canceled, allowed to lapse without renewal, surrendered or materially amended (which term shall include any reduction in the scope or limits of coverage) without at least thirty (30) days' prior written notice to Beneficiary. All consents and approvals of Beneficiary required by this Section
1.04 shall be given or withheld in the reasonable discretion of Beneficiary. If Trustor fails to provide, maintain, keep in force or deliver to Beneficiary the policies of insurance required by this Deed of Trust or by any of the Loan Instruments, Beneficiary may (but shall have no obligation to) procure such insurance, or single interest insurance for such risks covering Beneficiary's interests, and Trustor will pay all premiums therefor promptly upon demand by Beneficiary; and until such payment is made by Trustor, the amount of all such premiums, together with interest thereon at the Advance Interest Rate, shall be secured by this Deed of Trust.

         l.05. Casualties. Trustor shall give prompt written notice thereof to Beneficiary after the happening of any casualty to or in connection with the Trust Estate or any part thereof, whether or not covered by insurance.

         1.06. Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the debt secured hereby, then, except with respect to blanket policies of insurance carried by Trustor, all right, title and interest of Trustor in and to all other policies of insurance required by Section 1.03 hereof and any unearned premiums paid thereon shall, without further act, be assigned to and shall inure to the benefit of and pass to the successor in interest to Trustor or the purchaser or grantee of the Trust Estate, and Trustor hereby irrevocably appoints Beneficiary its lawful attorney-in-fact to execute an assignment thereof and any other document necessary to effect such transfer. The foregoing power of attorney is coupled with an interest and cannot be revoked.

         1.07.  Subrogation: Waiver of Offset.

                  (a) Trustor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Trustor, the Trust Estate, Trustor's property or the property of others under Trustor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust; provided, however, that this waiver of subrogation shall not be effective with respect to any policy of insurance permitted or required by this Deed of Trust if (i) such policy prohibits, or if coverage thereunder would be reduced as a result of, such waiver of subrogation and (ii) Trustor is unable to obtain from a carrier issuing such insurance a policy that, by special endorsement or otherwise, permits such a waiver of subrogation.

                  (b) Except as otherwise specifically provided herein, all sums payable by Trustor pursuant to this Deed of Trust shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; (ii) any restriction or prevention of or interference by any unaffiliated third party with any use of the Trust Estate or any part thereof; (iii) any title defect or encumbrance or any eviction from the Property or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (v) any claim which Trustor has or might have against Beneficiary; (vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Trustor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.

         1.08  Taxes and Impositions.

                  (a) Trustor shall pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever including, without limitation, non-governmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate, which are assessed or imposed upon the Trust Estate, or upon Trustor as owner or operator of the Trust Estate, or become due and payable, and which create, may create or appear to create a lien upon the Trust Estate or any part thereof, or upon any personal property, equipment or other facility used in the operation or maintenance thereof (all of the above hereinafter referred to, collectively, as "Impositions"); provided, however, that if, by law, any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

                  (b) If at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on the Trust Estate in lieu of or in addition to the Impositions payable by Trustor pursuant to subsection 1.08(a) hereof, or (ii) a license fee, tax or assessment imposed on Beneficiary and measured by or based in whole (or in part) upon the amount of the outstanding obligations secured hereby, then all (or said part of) such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in subparagraph (a) hereof, and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions. If Trustor fails to pay such Impositions prior to delinquency or if Trustor is prohibited by law from paying such Impositions, Beneficiary may at its option declare all obligations secured hereby together with all accrued interest thereon, immediately due and payable. Anything to the contrary herein notwithstanding, Trustor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Beneficiary or on the obligations secured hereby.

                  (c) Subject to the provisions of Subsection 1.08(d) and upon request by Beneficiary, Trustor shall deliver to Beneficiary within thirty (30) days after the date upon which any such Imposition is delinquent official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payment thereof.

                  (d) Trustor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate legal proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Trustor's covenant to pay any such Imposition at the time and in the manner provided herein unless Trustor has given prior written notice to Beneficiary of Trustor's intent to so contest or object to an Imposition, and unless, at Beneficiary's sole option, (i) Trustor shall demonstrate to Beneficiary's satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Trust Estate, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; or (ii) Trustor shall furnish a good and sufficient bond, surety or other assurances of payment as requested by and satisfactory to Beneficiary; or
(iii) Trustor shall demonstrate to Beneficiary's satisfaction that Trustor has provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale.

                  (e) Trustor shall not suffer, permit or initiate the joint assessment of any real and personal property which may constitute all or a portion of the Trust Estate or suffer, permit or initiate any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Trust Estate as a single lien.

         1.09. Utilities. Trustor shall pay or shall cause to be paid when due all utility charges which are incurred for the benefit of the Trust Estate (excluding therefrom utility charges, if any, incurred by tenants which are not the obligation of the Trustor to pay under the terms of the leases) or which may become a charge or lien against the Trust Estate for gas, electricity, water or sewer services furnished to the Trust Estate and all other assessments or charges of a similar nature, whether public or private, affecting or related to the Trust Estate or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon.

         1.10. Defense of Actions and Costs. Trustor, at no cost or expense to Beneficiary or Trustee, shall appear in and defend any action or proceeding purporting to affect the security hereof, the other Loan Instruments, any additional or other security for the obligations secured hereby, the interest of Beneficiary, or the rights, powers or duties of Beneficiary hereunder. If Beneficiary elects to become a party to such action or proceeding, or is made a party thereto or to any other action or proceeding, of whatever kind or nature, concerning the Note, this Deed of Trust, any of the Loan Instruments, the Trust Estate or any part thereof or interest therein, or the occupancy thereof, Trustor shall to the extent such action or proceeding relates to or arises from events occurring subsequent to Trustor's acquisition of the Property: (i) indemnify, defend and hold Trustee and Beneficiary harmless from all liability, damage, cost and expense incurred by Trustee and Beneficiary, or either of them, by reason of said action or proceeding (including, without limitation, Trustee's fees and expenses, the fees of attorneys for Trustee and for Beneficiary, and other expenses, of whatever kind or nature, incurred by Trustee or Beneficiary, or either of them, as a result of such action or proceeding), whether or not such action or proceeding is prosecuted to judgment or decision; and (ii) upon written notice from Trustee or Beneficiary, assume the investigation and defense of said action or proceeding, including the employment of counsel reasonably acceptable to Beneficiary and the payment of all expenses. Trustee or Beneficiary, as the case may be, shall have the right to employ separate counsel in any action or proceeding and to participate in the defense thereof, but unless such separate counsel is employed with the Trustor shall not be required to pay the fees and expenses of such separate counsel.

                  Notwithstanding the foregoing,  however, this provisions shall not require Trustor to indemnify Beneficiary or Trustee for any claims, costs, fees, expenses or liabilities arising from (i) the gross negligence or willful misconduct of Beneficiary or Trustee and/or (ii) related to or arising from events or conditions occurring prior to Trustor's acquisition and possession of the Property. Immediately upon demand therefor by Trustee or Beneficiary, Trustor shall pay thereto an amount equal to Trustor's liability to such person under this Section 1.10, together with interest thereon from date of expenditure at the Advance Interest Rate; and until paid, such sums shall be secured hereby.

         1.11. Action by Beneficiary to Preserve Trust Estate. If Trustor fails to make any payment or to do any act as and in the manner provided in any of the Loan Instruments, Beneficiary, in its own discretion, without obligation so to do, without releasing Trustor from any obligation, and subject only to the notice and cure provisions of the Note, may make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. In connection therewith (without limiting their general and other powers, whether conferred herein, in another Loan Instrument or by law), Beneficiary shall have and is hereby given the right, but not the obligation:
(i) to enter upon and take possession of the Trust Estate; (ii) to make additions, alterations, repairs and improvements to the Trust Estate which Beneficiary may consider necessary or proper to keep the Trust Estate in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of Beneficiary may affect or appears to affect the security of this Deed of Trust or to be prior or superior hereto; and (v) in exercising such powers, to pay necessary expenses, including employment of counsel or other necessary or desirable consultants. Trustor shall, immediately upon demand therefor by Beneficiary pay to Beneficiary an amount equal to all costs and expenses incurred by it in connection with the exercise by Beneficiary of the foregoing rights including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver's, trustee's and attorneys' fees, costs and expenses whether or not an action is actually commenced in connection therewith, together with interest thereon from the date of such expenditures until Beneficiary has been repaid such amount at the Advance Interest Rate and, until paid, said sums shall be secured hereby.

         1.12. Survival of Warranties. Trustor shall fully and faithfully satisfy and perform the obligations of Trustor contained in the Loan
Instruments, each agreement of Trustor incorporated by reference therein or herein and each agreement the performance of which is secured hereby, and any modification or amendment thereof. All representations, warranties and covenants of Trustor contained in any such Loan Instrument or agreement between Trustor and Beneficiary shall survive the execution and delivery hereof and shall remain continuing obligations of Trustor during any time when any portion of the obligations secured hereby remain outstanding.

         1.13. Condemnation and Other Awards. Immediately upon its obtaining knowledge of the institution or the threatened institution of any proceeding for the condemnation or other taking for public or quasi-public use of the Trust Estate or any part thereof, or if the same be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Trustor receive any notice or other information regarding such proceeding, action, taking or damage, Trustor shall promptly notify Trustee and Beneficiary of such fact. Trustor shall then, if requested by Beneficiary, file or defend its rights thereunder and prosecute the same with due diligence to its final disposition and shall cause any award or settlement to be paid over to Beneficiary for disposition pursuant to the terms of this Deed of Trust. If the Trust Estate or any part thereof is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, all compensation, awards, damages, rights of action, proceeds and settlements payable to Trustor by virtue of its interest in the Trust Estate (the "Condemnation Proceeds") shall be and hereby are assigned, transferred and set over unto Beneficiary to be held by it, in trust, subject to the lien and security interest of this Deed of Trust. Any such Condemnation Proceeds shall be first applied to reimburse Trustee and Beneficiary for all costs and expenses, including reasonable attorneys fees, incurred in connection with the collection of such award or settlement and costs of any restoration of the Property. The balance of such award or settlement shall be applied in accordance with the terms of the Note, as applicable. Application or release of the Condemnation Proceeds as provided herein shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         1.14. Additional Security. No other security now existing, or hereafter taken, to secure the obligations secured hereby nor the liability of any maker, surety, guarantor or endorser with respect to such obligations, or any of them, shall be impaired or affected by the execution of this Deed of Trust; and all additional security shall be taken, considered and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of any maker, surety, guarantor or endorser for the payment of said indebtedness. In the event Beneficiary at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently, or after a sale is made hereunder.

         1.15. Inspections. Beneficiary, Trustee and the agents, representatives or workers of each of them, are authorized to enter upon reasonable notice at any reasonable time upon or in any part of the Trust Estate for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform hereunder or under the terms of any of the Loan Instruments.

         1.16. Liens. Except for liens, encumbrances and charges approved by Beneficiary in writing, Trustor shall pay and promptly discharge when due, at Trustor's cost and expense, all liens, encumbrances and charges upon the Trust Estate, or any part thereof or interest therein; provided that the existence of any mechanic's, laborer's, materialman's, supplier's or vendor's lien or right thereto shall not constitute a violation of this Section 1.16 if payment is not yet due under the contract which is the foundation thereof and if such contract does not postpone payment for more than forty-five (45) days after the performance thereof. Trustor shall have the right to contest in good faith the validity of any such lien, encumbrance or charge, provided Trustor shall first deposit with Beneficiary a bond or other security satisfactory to Beneficiary in such amounts as Beneficiary shall reasonably require, but not more than one hundred fifty percent (150%) of the amount of the claim, and provided further that Trustor shall thereafter diligently proceed to cause such lien, encumbrance or charge to be removed and discharged. If Trustor shall fail either to remove and discharge any such lien, encumbrance or charge or to deposit security in accordance with the preceding sentence, if applicable, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same, without inquiring into the validity of such lien, encumbrance or charge nor into the existence of any defense or offset thereto, either by paying the amount claimed to be due, or by procuring the discharge of such lien, encumbrance or charge by depositing in a court a bond or the amount claimed or otherwise giving security for such claim, or in such manner as is or may be prescribed by law. Trustor shall, immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing right to discharge any such lien, encumbrance or charge, together with interest thereon from the date of such expenditure at the Advance Interest Rate, and, until paid, such sums shall be secured hereby. Notwithstanding the foregoing, Beneficiary consents to the lien of any deed(s) of trust securing financing for the construction of the Improvements provided such lien shall be subordinate to the lien of this Deed of Trust. Beneficiary further agrees to execute such agreements and/or other documents as reasonably requested by the beneficiary of any such subordinate deed of trust in connection with any financing of the Improvements, including reasonable amendments to this Deed of Trust, provided the same shall not materially impair the first lien priority position of this Deed of Trust or Beneficiary's rights hereunder or the adequacy of the Property to secure Trustor's obligations hereunder.

         1.17. Beneficiary's Powers. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the full amount of all unpaid obligations,

Beneficiary may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey or cause to be released or reconveyed at any time at Beneficiary's option any parcel, portion or all of the Trust Estate, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. By accepting payment or performance of any obligation secured by this Deed of Trust after the payment or performance thereof is due or after the filing of a notice of default and election to sell, Beneficiary shall not have thereby waived its right to require prompt payment or performance, when due, of all other obligations secured hereby, or to declare a default for failure so to pay or perform, or to proceed with the sale under any notice of default and election to sell theretofore given by Beneficiary, or with respect to any unpaid balance of the indebtedness secured hereby. The acceptance by Beneficiary of any sum in an amount less than the sum then due shall not constitute a waiver of the obligation of Trustor to pay the entire sum then due. Trustor's failure to pay the entire sum then due shall continue to be a default, notwithstanding the acceptance of partial payment, and, until the entire sum then due shall have been paid, Beneficiary or Trustee shall at all times be entitled to declare a default and to exercise all the remedies herein conferred, and the right to proceed with a sale under any notice of default and election to sell shall in no way be impaired, whether or not such amounts are received prior or subsequent to such notice. No delay or omission of Trustee or Beneficiary in the exercise of any right or power hereunder shall impair such right or power or any other right or power nor shall the same be construed to be a waiver of any default or any acquiescence therein.

         1.18.  Environmental Compliance.

                  (a) As used in this Deed of Trust, the following definitions shall apply:

                           (i)  "Environmental  Laws"  shall  mean all  federal,
state and local laws, ordinances, rules and regulations now or hereafter in force, as amended from time to time, in any way relating to or regulating human health or safety, or industrial hygiene or environmental conditions, or protection of the environment, or pollution or contamination of the air, soil, surface water or groundwater, and includes the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss 6901, et seq., the Clean Water Act, 33 U.S.C. ss 1251, et seq., the Hazardous Substance Account Act, California Health and Safety Code ss 25100, et seq., the Medical Waste Management Act, California Health and Safety Code ss 25015, et seq., and the Porter-Cologne Water Quality Control Act, California Water Code ss 13000, et seq.

                           (ii) "Hazardous  Substances" shall mean any substance
or material that is described as a toxic or hazardous substance, waste or material or a pollutant or contaminant, or words of similar import, in any of the Environmental Laws, and includes asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive matter, medical waste, and chemicals which may cause cancer or reproductive toxicity.

                           (iii)  "Person"  shall mean any natural  person,  any
organization or legal entity of any kind, and any government or governmental agency or authority of any kind, including the U.S. Environmental Protection Agency, the California Environmental Protection Agency and the California Department of Toxic Substances Control.

                           (iv)  "Release"  shall  mean any  spilling,  leaking,
pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment, including continuing migration, of Hazardous Substances into or through soil, surface water or groundwater.

                  (b) Trustor shall not use, produce, process, manufacture, generate, treat, handle, store or dispose of any Hazardous Substances in, on or under the Trust Estate, or use the Trust Estate for any such purposes, or Release any Hazardous Substances into any air, soil, surface water or groundwater comprising the Trust Estate, or permit any Person using or occupying the Trust Estate or any part thereof to do any of the foregoing. The preceding sentence shall not prohibit the ordinary use of Hazardous Substances normally used in the operation or maintenance of properties similar to the Trust Estate, provided that the amount of such Hazardous Substances does not exceed the quantity necessary for the normal operation and maintenance of the Trust Estate in the ordinary course of business and the use, storage and disposal of such Hazardous Substances strictly comply with all applicable Environmental Laws. Trustor shall comply, and shall cause all Persons using or occupying the Trust Estate or any part thereof to comply, with all Environmental Laws applicable to the Trust Estate, or the use or occupancy thereof, or any operations or activities therein or thereon. Trustor shall obtain all permits, licenses and approvals required by all applicable Environmental Laws for the use and occupancy of, and all operations and activities in, the Trust Estate, comply fully with all such permits, licenses and approvals, and keep all such permits, licenses and approvals in full force and effect. Immediately after Trustor obtains any information indicating that any Hazardous Substances may be present or any Release or threatened Release of any Hazardous Substances may have occurred in, on or under the Trust Estate (or any nearby real property which could migrate to the Trust Estate) or that any violation of any Environmental Laws may have occurred at the Trust Estate, Trustor shall give notice thereof to Beneficiary with a reasonably detailed description of the event, occurrence or condition in question. Trustor shall immediately furnish to Beneficiary copies of all written communications received by Trustor from any Person (including notices, claims or citations that any Release or threatened Release of any Hazardous Substances or any violation of any Environmental Laws has actually or allegedly occurred) or given by Trustor to any Person concerning any past or present Release or threatened Release of any Hazardous Substances in, on or under the Trust Estate (or any nearby real property which could migrate to the Trust Estate) or any past or present violation of any Environmental Laws at the Trust Estate. If Beneficiary obtains any information that Beneficiary believes in good faith indicates a reasonable possibility that any Hazardous Substances may be present or any Release or threatened Release of any Hazardous Substances may have occurred in, on or under the Trust Estate (or any nearby real property which could migrate to the Trust Estate) or any violation of any Environmental Laws may have occurred at the Trust Estate, then Trustor shall, at the expense of Trustor, promptly after a request by Beneficiary, have a qualified environmental engineer investigate the presence, Release or threatened Release of such Hazardous Substances and the existence of such violation of Environmental Laws and prepare and submit to Beneficiary a written report containing the findings and conclusions resulting from such investigation. The environmental engineer who will prepare the report, the scope of the investigation to be undertaken (which may include soil and groundwater sampling) and the methodology to be used shall be subject to the prior approval of Beneficiary. Beneficiary (and its representatives) shall have the right, at all reasonable times and after reasonable prior notice (except no notice shall be required in an emergency), to inspect the Trust Estate and every part thereof and to review all books, records and files of Trustor relating to any past or present Release or threatened Release of any Hazardous Substances in, on or under the Trust Estate or any past or present violation of any Environmental Laws at the Trust Estate. Trustor shall give Beneficiary (and its representatives) access to the Trust Estate and every part thereof at all reasonable times (and at any time in an emergency) for such purposes. Trustor shall promptly furnish in writing to Beneficiary all information concerning any past or present Release or threatened Release of any Hazardous Substances in, on or under the Trust Estate or any past or present violation of any Environmental Laws at the Trust Estate that is requested from time to time by Beneficiary.

                  (c) If any Release or threatened Release of any Hazardous Substances in, on or under the Trust Estate exists or occurs, Trustor shall immediately give notice of the condition to Beneficiary, and Trustor shall promptly clean up and remove all Hazardous Substances and restore the Trust Estate (the "Remediation Work"). Trustor shall comply with the orders and directives of all Persons having jurisdiction over the Trust Estate or the Remediation Work. Trustor shall submit to Beneficiary, for Beneficiary's prior approval, complete plans and specifications for all Remediation Work to be done by Trustor before any Remediation Work is performed, except in an emergency. Such plans and specifications shall be prepared by qualified licensed engineers or contractors approved in writing by Beneficiary, shall comply with all applicable Environmental Laws and other applicable laws, ordinances, rules and regulations, shall be in a form sufficient to secure the approval of all Persons with jurisdiction over the Trust Estate or the Remediation Work, and shall be otherwise satisfactory to Beneficiary. Trustor shall cause all Remediation Work to be performed in a good and workmanlike manner by a qualified licensed contractor approved in writing by Beneficiary, under the supervision of a qualified environmental engineer approved in writing by Beneficiary, in accordance with the plans and specifications for the Remediation Work approved in writing by Beneficiary, and in compliance with all applicable Environmental Laws and other applicable laws, ordinances, rules and regulations. Trustor shall obtain all required permits, licenses and approvals for the Remediation Work, prosecute the Remediation Work diligently, and complete the Remediation Work in a timely manner. Trustor shall pay for all Remediation Work, including the cost of plans and specifications, utilities, permits, fees, taxes and insurance premiums in connection therewith. Trustor shall, on demand, pay to Beneficiary all direct costs and reimburse Beneficiary for all expenses incurred by Beneficiary in connection with any review, approval or inspection by Beneficiary relating to any Remediation Work, together with interest thereon from the date of expenditure until paid at the Advance Interest Rate except to the extent the Remediation Work relates to or arises from events or conditions occurring prior to Trustor's acquisition and possession of the Property. Under no circumstances shall Beneficiary be liable to Trustor for any damage, loss, cost or expense incurred by Trustor on account of any plans and specifications for the Remediation Work, the performance of any Remediation Work, or any delay in completion of any Remediation Work except to the extent the Remediation Work relates to or arises from events or conditions occurring prior to Trustor's acquisition and possession of the Property. Trustor shall furnish to Beneficiary, promptly upon receipt or preparation, copies of all reports, studies, analyses, investigations, contracts, correspondence, claims, complaints, pleadings and other information and communications received or prepared by Trustor at any time in connection with any Remediation Work, or any past or present Release or threatened Release of any Hazardous Substances in, on or under the Trust Estate (or any nearby real property which could migrate to the Trust Estate), or any past or present violation of any Environmental Laws at the Trust Estate. Beneficiary shall have the right, but no obligation, to participate in any action or proceeding relating to any past or present Release or threatened Release of any Hazardous Substances in, on or under the Trust Estate, or any past or present violation of any environmental Laws at the Trust Estate, or the necessity for or adequacy of any Remediation Work.

                  (d) Trustor shall indemnify and defend Beneficiary (and its directors, officers, employees, agents and representatives) against and hold Beneficiary (and its directors, officers, employees, agents and representatives) harmless from all claims, demands, liabilities, losses, damages, costs and expenses (collectively, "Claims") in any way arising from, relating to or connected with the existence, location, nature, use, generation, manufacture, storage, disposal, handling, or present or future Release or threatened Release of any Hazardous Substances in, on or under the Trust Estate, or any present or future violation of any Environmental Laws at the Trust Estate, or any breach of any representation or warranty made by Trustor in this Deed of Trust, or any failure to perform any obligation of Trustor in accordance with this Deed of Trust except to the extent such Claims relate to or arise from events or conditions occurring prior to Trustor's acquisition and possession of the Property. The foregoing indemnification shall include all expenses of investigation and monitoring, costs of containment, abatement, removal, repair, cleanup, restoration and remedial work, penalties and fines, attorneys' fees and disbursements, and other response costs. If Trustor fails to perform any obligation of Trustor in accordance with this Deed of Trust, Beneficiary shall have the right, but no obligation, to perform such obligation on behalf of Trustor. Trustor shall, on demand, pay to Beneficiary all sums expended by Beneficiary in the performance of any such obligations of Trustor, together with interest thereon from the date of expenditure until paid at the Advance Interest Rate. If any Event of Default occurs under this Deed of Trust, Beneficiary shall have the right, but no obligation, at the expense of Trustor, to have a comprehensive environmental assessment of the Trust Estate, including soil and groundwater sampling and in scope satisfactory to Beneficiary, prepared by an engineer selected by Beneficiary in order to ascertain whether any hazardous substances are present or any Release or threatened

Release of any Hazardous Substances has occurred in, on or under the Trust Estate (or any nearby real property which could migrate to the Trust Estate) or any violation of any Environmental Laws exists at the Trust Estate. Trustor shall, on demand, pay to Beneficiary all sums expended by Beneficiary in connection with any such comprehensive environmental assessment, together with interest thereon from the date of expenditure until paid at the Advance Interest Rate.

                  (e) The obligation of Trustor under this Section 1.18 are separate from and in addition to the payment and performance of the other obligations under this Deed of Trust and the Note. The liability of Trustor under this Section 1.18 shall not be limited to or measured by the amount of the indebtedness owed under the Note or this Deed of Trust or the value of the Trust Estate. Trustor shall be fully and personally liable for all obligations of Trustor under this Section 1.18 and a separate action may be brought and prosecuted against Trustor under this Section 1.18. The liability of Trustor under this Section 1.18 shall not be subject to any limitation set forth in the Note or elsewhere in this Deed of Trust, or the recourse of Beneficiary for satisfaction of such obligations. Trustor agrees that no action for the enforcement of or recovery of damages under this Section 1.18 shall constitute an action within the meaning of California Code of Civil Procedure ss 726, which shall not apply to this Section 1.18, and no judgment against Trustor in any action pursuant to this Section 1.18 shall constitute a money judgment or a deficiency judgment within the meaning of California Code of Civil Procedure ss ss 580a, 580b, 580d or 726. This Section 1.18 and the obligations of Trustor hereunder shall survive, and remain in full force and effect after, any reconveyance of this Deed of Trust or any foreclosure of this Deed of Trust (whether by judicial action, exercise of the power of sale, deed in lieu of foreclosure, or otherwise) with respect to any past, present or future Release or threatened Release of any Hazardous Substances in, on or under the Trust Estate or any past, present or future violation of any Environmental Laws at the Trust Estate which occurred, or the onset of which occurred, before such reconveyance or foreclosure, and Beneficiary shall have the right to enforce this Section 1.18 after any such reconveyance or foreclosure. Trustor waives the right to assert any statute of limitations as a bar to the enforcement of this
Section 1.18 or to any action brought to enforce this Section 1.18. This Section
1.18 shall not affect, impair or waive any rights or remedies of Beneficiary or Trustor or any obligations of Beneficiary or of Trustor with respect to Hazardous Substances created or imposed by Environmental Laws (including Beneficiary's rights of reimbursement or contribution under Environmental Laws). The remedies in this Section 1.18 are cumulative and in addition to all remedies provided by law.

         1.19. Other Instruments. Except as otherwise expressly provided in Subsection 1.08(d) hereof with respect to Impositions, Trustor shall punctually pay all amounts due and payable, and shall promptly and faithfully perform or observe each and every other obligation or condition to be performed or observed, under each deed of trust, mortgage or other lien or encumbrance, lease, sublease, declaration, covenant, condition, restriction, license, order or other instrument or agreement which affects or appears to affect the Trust Estate, whether at law or in equity.


                                   ARTICLE II


                              INTENTIONALLY OMITTED

                                   ARTICLE III
                               SECURITY AGREEMENT

         3.01. Creation of Security Interest. Trustor hereby grants to Beneficiary a security interest in the Personal Property and in all amounts of money now or at any time hereafter deposited with or in the possession of Beneficiary (all of the foregoing items are referred to collectively as the "Collateral") for the purpose of securing the indebtedness and obligations secured by this Deed of Trust.

         3.02. Warranties, Representations and Covenants of Trustor. Trustor hereby warrants, represents and covenants as follows:

                  (a) Except for the security interest granted hereby, Trustor is, and as to portions of the Collateral to be acquired after the date hereof will be, the sole owner of the Collateral, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever. Trustor shall notify Beneficiary of, and shall indemnify and defend Beneficiary and the Collateral against, all claims and demands of all persons at any time claiming the Collateral or any part thereof or any interest therein.

                  (b) The Collateral is not, and shall not be, used or bought for personal, family or household purposes.

                  (c) The Personal Property shall be kept on or at the Property and Trustor shall not remove the Personal Property from the Property without the prior consent of Beneficiary, except for such portions or items of Personal Property as are consumed or worn out in ordinary usage, all of which Trustor shall promptly replace with new items of equal or better quality.

                  (d) Trustor maintains a place of business in the State of California at the address set forth in this Deed of Trust and Trustor shall immediately notify Beneficiary in writing of any change in its place of business.

                  (e) At the request of Beneficiary, Trustor shall execute one or more financing statements and continuations and amendments thereof pursuant to the Uniform Commercial Code of California in form satisfactory to Beneficiary, and Trustor shall pay the cost of filing the same in all public offices whenever and wherever filing is deemed by Beneficiary to be necessary or desirable.

                  (f) All covenants and agreements of Trustor in this Deed of Trust relating to the Trust Estate shall be deemed to apply to the Personal Property whether or not expressly referred to herein.

                  (g) This Deed of Trust constitutes a security agreement as that term is used in the Uniform Commercial Code of California. This Deed of Trust is also a financing statement (fixture filing), covers goods which are or are to become fixtures, and is to be recorded in the real estate records. Trustor is the record owner of the Property.


                                   ARTICLE IV
                              REMEDIES UPON DEFAULT

         4.01. Event of Default. Any of the following events shall be deemed to be an event of default ("Event of Default") hereunder:

                  (a) Default shall be made in the payment, when due, of any sum secured hereby and such default is not cured within ten (10) days of written notice to Trustor that such sums are due; or

                  (b) There shall occur a breach of or default under any other covenant, agreement or obligation of Trustor contained herein, and such breach or default shall remain unremedied for thirty (30) days following written notice to Trustor of such default unless such default cannot reasonably be remedied within such thirty (30) day period and provided Trustor commences and diligently proceeds to remedy the default within such period;

                  (c) There shall occur a default under the Note beyond any applicable grace period; or

                  (d) There shall occur a default under any of the other Loan Instruments.

         4.02. Acceleration Upon Default: Additional Remedies. Upon the occurrence of an Event of Default, Beneficiary may, at its option, declare all indebtedness and obligations secured hereby to be immediately due and payable without any presentment, demand, protest or notice of any kind; and whether or not Beneficiary exercises said option, Beneficiary may:

                  (a) Either in person or by agent, with or without bringing any action or proceeding, appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the name of Trustee, and do any act which it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Trust Estate. The entering upon and taking possession of the Trust Estate shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession by Trustee, Beneficiary or a receiver of all or any portion of the Trust Estate, the Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Instruments or by law upon occurrence of any Event of Default, including the right to exercise the power of sale;

                  (b) Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

                  (c) Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Trustor's interest in the Trust Estate to be sold, which notice the Trustee or Beneficiary shall cause to be duly filed for record in the Official Records of the County in which the Land is located; or

                  (d) Exercise all other rights and remedies provided herein, in any Loan Instrument or other document or agreement now or hereafter securing all or any portion of the obligations secured hereby, or provided by law.

         4.03.  Foreclosure By Power of Sale.

                  (a) Should Beneficiary elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

                  (b) Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Default and Election to Sell as is then required by law. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items, and in such order as Beneficiary may direct Trustee so to do, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any person including, without limitation, Trustor, Trustee or Beneficiary may purchase at such sale.

                  (c) After deducting all costs, fees and expenses of Beneficiary and Trustee, including costs of evidence of title in connection with sale, Beneficiary shall apply the proceeds of sale in the following priority, to payment of (i) first, all sums expended under the terms hereof, not then repaid, with accrued interest at the Advance Interest Rate; (ii) second, all other sums then secured hereby; and (iii) the remainder, if any, to the person or persons legally entitled thereto.

                  (d) Subject to California Civil Code Section 2924g, Trustee may postpone sale of all or any portion of the Trust Estate by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

                  (e) A sale of less than the whole of the Trust Estate or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein; and subsequent sales may be made hereunder until all obligations secured hereby have been satisfied, or the entire Trust Estate sold, without defect or irregularity.

         4.04.  Intentionally Omitted.

         4.05. Application of Funds After Default. Except as otherwise herein provided, upon the occurrence and during the continuance of an Event of Default hereunder, Beneficiary may, at any time without notice, apply any or all sums or amounts received and held by Beneficiary to pay insurance premiums, Impositions, or either of them, or as rents or income of the Trust Estate, or as insurance or condemnation proceeds, and all other sums or amounts received by Beneficiary from or on account of Trustor or the Trust Estate, or otherwise, upon any indebtedness or obligation of Trustor secured hereby, in such manner and order as Beneficiary may elect, notwithstanding that said indebtedness or the performance of said obligation may not yet be due. The receipt, use or application of any such sum or amount shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust, or any of the rights or powers of Beneficiary or Trustee under the terms of the Loan Instruments, or any of the obligations of Trustor or any guarantor under the Loan Instruments; or to cure or waive any default or notice of default under any of the Loan Instruments or to invalidate any act of Trustee or Beneficiary.

         4.06. Costs of Enforcement. If any Event of Default occurs, Beneficiary and Trustee, and each of them, may employ an attorney or attorneys to protect their rights hereunder. Trustor promises to pay to Beneficiary, on demand, the reasonable fees and expenses of such attorneys and all other actual costs of enforcing the obligations secured hereby including, without limitation, recording fees, the expense of a Trustee's Sale Guarantee, Trustee's fees and expenses, receivers' fees and expenses, and all other expenses, of whatever kind or nature, incurred by Beneficiary and Trustee, and each of them, in connection with the enforcement of the obligations secured hereby, whether or not such enforcement includes the filing of a lawsuit. Until paid, such sums shall by secured hereby and shall bear interest, from date of expenditure, at the Advance Interest Rate.

         4.07. Remedies Not Exclusive. Trustee and Beneficiary, and each of them, shall be entitled to enforce payment and performance of any indebtedness or obligation secured hereby and to exercise all rights and powers under this Deed of Trust or under any Loan Instrument or other agreement or any law now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by guaranty, mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by Beneficiary or Trustee in such order and manner as they may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Instruments to Trustee or Beneficiary or to which either of them may be otherwise entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies.

         4.08. Request For Notices. Trustor hereby requests that a copy of any notice of default and a copy of any notice of sale hereunder be mailed to it at the addresses specified for Trustor in Section 4.06 hereof.


                                    ARTICLE V
                     MISCELLANEOUS COVENANTS AND AGREEMENTS

         5.01. Amendments. This instrument cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought. A copy of said instrument shall be sent by said party to all other parties in the manner specified in Section 5.06 hereof.

         5.02. Trustor's Waiver of Rights. Trustor waives, to the extent permitted by law, (i) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Trust Estate, and, whether now existing or hereafter arising or created, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created, and (iii) all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties; provided, however, nothing contained herein shall be deemed to be a waiver of Trustor's rights under Section 2924c of the California Civil Code.

         5.03. Statement by Trustor. Trustor shall, within ten (10) days after written notice thereof from Beneficiary, deliver to Beneficiary a written statement setting forth the amounts then unpaid and secured by this Deed of Trust and stating whether any offset or defense exists against payment of such amounts.

         5.04. Beneficiary Statement. For any statement or accounting requested by Trustor or any other entitled person pursuant to Section 2943 or Section 2954 of the California Civil Code or pursuant to any other provision of applicable law, or any other document or instrument furnished to Trustor by Beneficiary, Beneficiary may charge the maximum amount permitted by law at the time of the request therefor, or if there be no such maximum, then in accordance with Beneficiary's customary charges therefor or the actual cost to Beneficiary therefor, whichever is more.

         5.05. Reconveyance by Trustee. So long as no default shall have occurred in the performance or observance of Trustor's covenants, agreements and obligations under the Note, then upon written request of Beneficiary stating that all sums and obligations secured hereby have been paid and fully performed, and upon surrender by Beneficiary of this Deed of Trust to Trustee for cancellation and retention and upon payment by Trustor of Trustee's fees and the costs and expenses of executing and recording any requested Reconveyance, Trustee shall reconvey to Trustor, or to the person or persons legally entitled thereto, without warranty, any portion of the Trust Estate then held hereunder. The recitals in any such reconveyance of any matter of fact shall be conclusive proof of the truthfulness thereof. The grantee in any such reconveyance may be described as "the person or persons legally entitled thereto."

         5.06. Notices. All notices and other communications to be made or permitted to be made hereunder to any party hereto shall be in writing and shall be delivered to the addresses shown below or such other addresses that the parties may provide to one another in accordance herewith. Such notices and other communications shall be given by any of the following means: (a) by personal service; (b) by prepaid telegram; (c) by national express air courier, provided such courier maintains written verification of actual delivery; or (d) by facsimile, provided such facsimile transmission is confirmed by sending a written copy of same by national express air courier. Any notice or other communication given by subsection (a) or (c) above shall be deemed effective upon the date of receipt or of refusal to accept delivery by the party to whom such notice or other communication has been sent. Any notice or other communication given by subsection (b) or (d) above shall be deemed effective on the Business Day immediately following the date on which the telegraphic or facsimile transmission, as applicable, occurs.

         To Beneficiary:            Electronic Arts, Redwood, Inc.
                                    207 Redwood Shores Parkway
                                    Redwood City, California  94065
                                    Fax:  (650) 628-________
                                    Attn:  James F. Healy, President

         with a copy to:            Nossaman, Guthner, Knox & Elliott, LLP
                                    50 California Street, 34th Floor
                                    San Francisco, California  94111
                                    Attn:  David L. Kimport, Esq.

         To Trustor:







         with a copy to:

         5.07. Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust is duly executed and acknowledged and is made a public record as provided by law.

         5.08. Captions. The captions or headings at the beginning of Articles, Sections and Subsections hereof are for the convenience of the parties, are not a part of this Deed of Trust, and shall not be used in construing it.

         5.09. Invalidity of Certain Provisions. Every provision of this Deed of Trust is intended to be severable. In the event any term or provision hereof is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

         5.10. No Merger of Leases. Upon the foreclosure of the lien created by this Deed of Trust on the Trust Estate pursuant to the provisions hereof, any lease or sublease then existing and affecting all or any portion of the Trust Estate shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice of such termination to such tenant or subtenant. If both the lessor's and lessee's estate under any lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by recording a written declaration so stating, and, unless and until Beneficiary so elects, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary hereunder as to the separate estates.

         5.11. Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of California.

         5.12. Statute of Limitations. Except insofar as now or hereafter prohibited by law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Trustor.

         5.13. Joint and Several Obligations. Should this Deed of Trust be signed by more than one party, all obligations herein contained shall be deemed to be the joint and several obligations of each party executing this Deed of Trust. Any married person signing this Deed of Trust agrees that recourse may be had against community assets and against his or her separate property for the satisfaction of all obligations contained herein.

         5.l4. Interpretation. In this Deed of Trust the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires; and the word "person" shall include corporation, partnership or other form of association.

         5.15. Trust Irrevocable: No Offset. The Trust created hereby is irrevocable by Trustor. No offset or claim that Trustor now or may in the future have against Beneficiary shall relieve Trustor from paying the indebtedness or performing any other obligation contained herein or secured hereby.

         5.16. Corrections. Trustor shall, upon request of Beneficiary, promptly correct any defect, error or omission which may be discovered in the contents hereof or in the execution or acknowledgment hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Beneficiary to carry out more effectively the purposes hereof, to subject to the lien and security interest hereby created any of Trustor's properties, rights or interest covered or intended to be covered hereby, or to perfect and maintain such lien and security interest.

         5.17. Further Assurances. Trustor, Beneficiary and Trustee agree to do or to cause to be done such further acts and things and to execute and deliver or to cause to be executed and delivered such additional assignments, agreements, powers and instruments, as any of them may reasonably require or deem advisable to keep valid and effective the charges and lien hereof, to carry into effect the purposes of this Deed of Trust or to better assure and confirm unto any of them their rights, powers and remedies hereunder; and, upon request by Beneficiary, shall supply evidence of fulfillment of each of the covenants herein contained concerning which a request for such evidence has been made.

         5.18. Execution of Documents by Trustee. At any time, and from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust, and without affecting the personal liability of any person for payment of the indebtedness or the performance of any other obligation secured hereby or the effect of this Deed of Trust upon the remainder of said Trust Estate, Trustee may (i) reconvey any part of said Trust Estate, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement, agreement subordinating the lien or charge hereof, or other agreement or instrument relating hereto or to the Trust Estate or any portion thereof.

         5.19. Appointment of Successor Trustee. Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days' written notice to Beneficiary. Regardless of whether such resignation occurs, Beneficiary may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if Beneficiary, in its sole discretion, so elects, Beneficiary may substitute such successor or successors by recording in the office of the recorder of the county or counties where the Land is situated, an instrument executed by Beneficiary, and containing the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed of Trust is recorded and the name and address of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall succeed, without conveyance from the predecessor Trustee, all its title, estate, rights, powers and duties hereunder.

         5.20. Successors and Assigns. This Deed of Trust applies to, inures to the benefit of and binds Trustor and its heirs, legatees, devisees, administrators, personal representatives, executors and the successors and assigns thereof, Trustee and Beneficiary. As used herein, the term "Beneficiary" shall mean the holder or holders of the Note from time to time, whether or not named as Beneficiary herein; the term "Trustee" shall mean the trustee appointed hereunder from time to time, whether or not notice of such appointment is given; and the term "Trustor" shall mean the Trustor named herein and the successors-in-interest, if any, of said named Trustor in and to the Trust Estate or any part thereof. If there be more than one Trustor hereunder, their obligations shall be joint and several.

         5.21. Priority. This Deed of Trust is intended to have and retain priority over all other liens and encumbrances upon the Trust Estate, excepting only: (i) such impositions as at the date hereof have, or by law gain, priority over the lien created hereby; (ii) covenants, conditions, restrictions, easements, and rights of way which are of record or are disclosed of record and which affect the Trust Estate on the date hereof; and (iii) leases, liens, encumbrances and other matters as to which Beneficiary hereafter expressly subordinates the lien of this

Deed of Trust by written instrument in recordable form. Under no circumstance shall Beneficiary be obligated or required to subordinate the lien hereof to any lease, lien, encumbrance, covenant or other matter affecting the Trust Estate or any portion thereof. Beneficiary may, however, at Beneficiary's option, exercisable in its sole and absolute discretion, subordinate the lien of this Deed of Trust, in whole or in part, to any or all leases, liens, encumbrances or other matters affecting all or any portion of the Trust Estate by executing and recording in the Office of the County Recorder of the County and State in which the Land is located, a unilateral declaration of such subordination specifying the lease, lien, encumbrance or other matter or matters to which this Deed of Trust shall thereafter be subordinate. Notwithstanding the foregoing, upon the request of Trustor, Beneficiary agrees to execute a nondisturbance and attornment agreement with tenant(s) under any lease(s) of the Property providing that so long as such tenant is not in default of the terms of its lease, upon and following a foreclosure of this Deed of Trust, Beneficiary shall not disturb the possession of such tenant in accordance with the terms of its lease.

         5.22.  Financing Statement and Fixture Filing.

                  (a) This Deed of Trust constitutes a financing statement and fixture filing in the Official Records of the County Recorder of the County and State in which the Property is located with respect to any and all Fixtures (as hereinafter defined) included with the term "Improvements" as used herein and with respect to any goods, collateral or other personal property that may now be or hereafter become Fixtures. As used herein, the term "Fixtures" shall mean all fixtures located upon or within the Improvements or now or hereafter installed in, or used in connection with any of the Improvements, including, but not limited to, any and all partitions, screens, awnings, motors, engines, boilers, furnaces, pipes, plumbing, elevators, cleaning and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, air conditioning, and air cooling equipment, refrigerators, washer and dryer units, and gas and electric machinery, appurtenances and equipment, whether or not permanently affixed to the Property or Improvements.

                  (b) It is understood and agreed that, to protect the Beneficiary against the effect of California Commercial Code Section 9313, as amended from time to time, in the event that (x) any Fixture owned by the Trustor in the Trust Estate, or any part thereof, is replaced or added to, or any new Fixture owned by the Trustor is installed by the Trustor, and in each case such Fixture has a cost or fair market value in excess of Ten Thousand Dollars ($10,000.00), and (y) such Fixture is or may be subject to a security interest held by a seller or any other party:

                           (i)  Trustor  or any  owner of all or any part of the
Trust Estate shall, before the replacement, addition, or installation of any such Fixture, obtain the prior written approval of the Beneficiary, and give the Beneficiary written notice that a security agreement with respect to such Fixture has been or will be consummated, which notice shall contain the following information:

                                    (A)     a description  of the Fixtures to be
                                            replaced,  added  to,  installed  or
                                            substituted;

                                    (B)     a recital of the  location  at which
                                            the Fixtures will be replaced, added
                                            to, installed or substituted;

                                    (C)     a statement  of the name and address
                                            of  the  holder  and  amount  of the
                                            security interest; and

                                    (D)     the  date  of the  purchase  of such
                                            Fixtures.

                  Neither this subparagraph nor any consent by the Beneficiary pursuant to this subparagraph shall constitute an agreement to subordinate any right of the Beneficiary in Fixtures or other property covered by this Deed of Trust.

                           (ii) The Beneficiary may, at its option, at any time,
pay the balance due under said security agreement and the amount so paid shall be (A) secured by this Deed of Trust and shall be a lien on the Trust Estate enjoying the same priorities vis-a-vis the estates and interests encumbered hereby as this Deed of Trust, and (B) payable on demand with interest at the Advance Interest Rate from the time of such payment as aforesaid; and the Beneficiary shall have the privilege of acquiring by assignment from the holder of said security interest any and all contract rights, accounts receivable, chattel paper, negotiable or non-negotiable instruments, or other evidence of the Trustor's indebtedness for such Fixtures, and, upon acquiring such interest aforesaid by assignment, shall have the right to enforce the security interest as assignee thereof, in accordance with the terms and provisions of the California Commercial Code, as amended or supplemented, and in accordance with the law.

                           (iii)  Whether  or not the  Beneficiary  has  paid or
taken an assignment of such security interest, if at any time the Trustor shall be in default under the security agreement covering the Fixtures beyond the applicable cure period therefor, if any, as specified therein, such default shall be a material breach of the Trustor's covenants under this Deed of Trust, and shall at the option of the Beneficiary constitute a default under this Deed of Trust.

                           (iv) The provisions of  subparagraphs  (ii) and (iii)
above shall not apply if the goods which may become Fixtures are of at least equivalent value and quality as any property being replaced and if the rights of the party holding such security interest have been expressly subordinated, at no cost to the Beneficiary, to the lien of this Deed of Trust in a manner satisfactory to the Beneficiary, including, without limitation, at the option of the Beneficiary, providing to the Beneficiary a satisfactory opinion of counsel to the effect that this Deed of Trust constitutes a valid and subsisting first lien on such Fixtures which is not subordinate to the lien of such security interest under any applicable law, including, without limitation, the provisions of Section 9313 of the California Commercial Code.


                  IN WITNESS THEREOF, Trustor has caused this Deed of Trust to be executed by its duly authorized agents and representatives as of the date first above written.

                                       TRUSTOR
                                       ______________________, a _______________



                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                    EXHIBIT A
                          Legal Description of the Land

                                    EXHIBIT M


                                     FORM OF
                               CONTINUING GUARANTY



         To induce ELECTRONIC ARTS REDWOOD, INC. (hereinafter called "Lender") to grant credit and or make financial accommodation to ____________________________, a _____________________________ (hereinafter called "Borrower") and in consideration thereof of any loans, advances, or financial accommodations heretofore or hereafter granted by Lender to or for the account of Borrower, the undersigned (hereinafter called "Guarantor") unconditionally guarantees and promises to pay Lender, or order, on demand, in lawful money of the United States, any and all indebtedness (as hereinafter defined) of Borrower to Lender under any existing or future agreement or otherwise, and also guarantee the due performance by Borrower of all of its obligations under all existing and future contracts and agreements with Lender.

         1. The word "indebtedness" means the loan evidenced by that certain Promissory Note made by Borrower to Lender in the original principal amount of ________________________________Dollars ($________________) (the "Note"),
secured by a deed of trust on the property located at Redwood Shores, Redwood City, California, as described in Exhibit A attached hereto, together with all renewals, extensions, modifications and/or substitutions of or for the Note, including all principal, interest, collection costs and expenses relating to the Note or any collateral for the Note. Collection costs and expenses include, without limitation, all of Lender's attorneys' fees and legal expenses, whether or not suit is instituted, and all foreclosure expenses.

         2. This Guaranty is a Continuing Guaranty which shall remain effective until all of the indebtedness has been finally paid in full, at which time it shall be of no further force or effect.

         3. The obligations hereunder are joint and several, and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor, whether action is brought against Borrower or whether Borrower is joined in any such action or actions, and Guarantor waives the benefit of any statute of limitations affecting their liability hereunder or the enforcement hereof.

         4. Guarantor authorizes Lender, without notice or demand and without affecting their liability hereunder, from time to time to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof; (b) take and hold security for the payment of this Guaranty or the indebtedness guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Lender in its sole discretion may determine; and (d) assign, without notice, this Guaranty in whole or in part and/or Lender's rights hereunder to anyone at any time.

         5. Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, and/or any similar law of California, or of any other State, or of the United States. Guarantor waives any right to require Lender to (a) proceed against Borrower; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Lender's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Guarantor also agrees that nothing shall discharge or satisfy the liability of Guarantor hereunder except the full payment and performance of all of Borrower's debts and obligations to Lender with interest. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of default, notices of acceptance of this Guaranty and all other notices to which Guarantors or any of them might otherwise be entitled, and the right to a jury trial in any action hereunder or arising out of Lender's transactions with Borrower.

         6. Guarantor agrees that it is its responsibility to keep informed of the financial status of Borrower and of any circumstance which may affect Guarantor's obligations or Borrower, and Guarantor recognizes and agrees that Lender is not obligated to keep Guarantor informed of any such circumstances. Where Borrower is a corporation or partnership it is not necessary for Lender to inquire into the powers of Borrower, of the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         7. Guarantor agrees to pay a reasonable attorney's fee and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty or any claim hereunder or under any other instrument or guaranty.

         8. No termination or modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of Lender authorized to do so.

         9. All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the laws of the State of California.

         10. Guarantor shall deliver, or caused to be delivered, to Lender audited year end financial statements, prepared by a certified public accounting firm, of Guarantor within 90 days of each fiscal year end and, if reasonably requested by Lender, more frequently (but in no event more than quarterly).

         IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty this ____ day of __________, 1999.

                                       GUARANTOR:

                                       ___________________, a

                                       __________________



                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                    EXHIBIT N

                                LEGAL DESCRIPTION
                                       of
                               NO-BUILD ZONE No. 1
                            Lands of Electronic Arts



All that real property being a portion of Parcel 2, as shown on that certain Parcel Map entitled "Parcel Map No. 98-6," recorded in Volume 70 of Parcel Maps at Pages 78-79, Records of San Mateo County, State of California, bounded to the northwest by the northwesterly property line of said Parcel 2, designated North 43 degrees 19'38" East 169.07 feet, bounded to the southeast by a line parallel to and offset 127.00 feet southeasterly from said northwesterly properly line of said Parcel 2, bounded to the southwest by the southwesterly property line of said Parcel 2, and bounded to the northeast by the northeasterly property line of said Parcel 2.




                                LEGAL DESCRIPTION
                                       of
                               NO-BUILD ZONE No. 2
                            Lands of Electronic Arts



All that real property being a portion of Parcel 2, as shown on that certain Parcel Map entitled "Parcel Map No. 98-6," recorded in Volume 70 of Parcel Maps at Pages 78-79, Records of San Mateo County, State of California, bounded to the northeast by the northeasterly property line of said Parcel 2, bounded to the southwest by a line parallel to and offset 79.00 feet southwesterly from the northeasterly property line of said Parcel 2 designated North 46 degrees 40'22" West 292.00 feet, bounded to the northwest by a line parallel to and offset
127.00 feet southeasterly from said northwesterly properly line of said Parcel 2 designated North 43 degrees 19'38" East 169.07 feet, and bounded to the southeast by a line parallel to and offset 400.00 feet southeasterly from the northwesterly property line of said Parcel 2 designated North 43 degrees 19'38" East 169.07 feet.

                                    EXHIBIT O

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:



================================================================================

                    SPACE ABOVE THIS LINE FOR RECORDER'S USE


                                     FORM OF
                               EASEMENT AGREEMENT
                                    (ACCESS)


         This Easement Agreement is made this _____ day of _________________, 1999, by and between FLATIRONS FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership ("FFLP"), ELECTRONIC ARTS REDWOOD, INC., a Delaware corporation ("EAR"), and _____________________, a _____________________ ("Buyer").

         WHEREAS, FFLP is the owner of certain real property located in Redwood City, San Mateo County, California, more particularly described in Exhibit A attached hereto, hereinafter referred to as the "Servient Tenement;" and

         WHEREAS, EAR is the lessee of the Servient Tenement and adjacent buildings; and

         WHEREAS, Buyer is the owner of certain real property adjacent to the Servient Tenement, more particularly described in Exhibit B attached hereto, hereinafter referred to as the "Dominant Tenement;" and

         WHEREAS, EAR as of the date hereof has sold the Dominant Tenement to Buyer, and one of the conditions of the sale is that FFLP grants the easement described herein to Buyer, its successors and assigns, on the terms and conditions hereinafter set forth; and

         WHEREAS, FFLP wishes to grant the easement and EAR consents to such grant;

         NOW, THEREFORE, it is agreed as follows:

         1. Grant of Easement. FFLP hereby grants to Buyer, its successors and assigns, in perpetuity, as appurtenant to the Dominant Tenement, a non-exclusive right-of-way easement as described in Section 2 below (the "Right-of-Way Easement"). Persons designated in Section 2 as entitled to use the Right-of-Way Easement are collectively referred to as "Permittees."

         2. Description of Right-Of-Way Easement. The Right-of-Way Easement granted herein is a right-of-way for Buyer, its successors, assigns, and tenants of the buildings located or to be located on the Dominant Tenement, and their respective employees, agents, visitors, and invitees, to cross that portion of the Servient Tenement described in Exhibit C attached hereto en route to or from the entrance to the buildings located or to be located on the Dominant Tenement.

         3. Maintenance, Repair, and Replacement. FFLP shall be responsible for the maintenance, repair, and replacement of the right of way located on the Servient Tenement.

                  (a) Costs. FFLP shall be responsible for the cost of such maintenance, repair, or replacement; provided, however, that if any repair or maintenance to the right of way is required by reason of the negligence, willful misconduct or other fault of Buyer or its Permittees, unless otherwise agreed Buyer shall be obligated to pay for the entire cost of such repair or maintenance. If FFLP initially pays the cost of such maintenance or repair, Buyer shall remit payment in full to FFLP within thirty (30) days from the date of receipt of a written request for payment from FFLP. Nothing contained in this Agreement shall limit the right of Buyer to charge, allocate, pass through or apportion all or any part of such expense to any Permittees of Buyer.

                  (b) Access. For purposes of repairing, maintaining, or replacing the right of way, FFLP shall have the right to temporarily suspend or block use of or access to portions of the Servient Tenement to the extent reasonably necessary to undertake such repairs or maintenance, without being deemed to be in violation of the terms and conditions of this Agreement; provided, however, that, except in an emergency, such work shall be performed at times and in a manner reasonably convenient to the continued and uninterrupted operation of the businesses located on the Dominant Tenement.

                  (c) Reallocation of Obligations. Maintenance and repair obligations and costs may be reallocated between the parties and/or additional or substitute parties in the future by an amendment to this Agreement signed, acknowledged and duly recorded by the parties.

         4. Damage and Destruction; Eminent Domain. In the event of any damage to or destruction of all or any portion of the Servient Tenement, or a taking of all or any portion of the Servient Tenement by power of eminent domain, FFLP shall rebuild and restore the remainder, if any, of the Servient Tenement to the extent possible. In the event of a taking by power of eminent domain of part or all of the Servient Tenement, the obligations of FFLP pursuant to this Agreement shall cease as of the date of the taking with respect to the portion of the Servient Tenement so taken. Nothing contained herein shall be construed to give Buyer any interest in any award or payment made to FFLP in connection with any exercise of eminent domain or transfer in lieu thereof affecting any portion of the Servient Tenement.

         5. Payment of Property Taxes. FFLP shall pay or cause to be paid promptly when due all real property taxes and other special taxes and assessments which may be levied or assessed against the Servient Tenement; provided, however, that in the event any real property taxes or other special taxes or assessments are separately assessed or levied against Buyer's interest under this Agreement, Buyer shall pay or cause to be paid promptly when due all such taxes or assessments.

         6. Insurance. Each of FFLP and Buyer shall provide, keep in force, and maintain commercial general liability insurance with a reputable and solvent insurance company covering their respective interests in the Servient Tenement. Such policies (a) shall insure against bodily injury, death and property damage with a combined single limit of coverage of not less than Five Million Dollars ($5,000,000); (b) shall name the other party and EAR as an additional insured; and (c) shall be increased from time to time to amounts reasonable and customary for similar properties in the area where the Servient Tenement is located. All such policies shall provide that the same shall not be canceled without thirty
(30) days' prior written notice to the named and additional insureds. Each of FFLP and Buyer shall provide the other with certificates of insurance on July 1 of each year and upon any renewal or replacement of insurance during the year. If a party fails to procure the required insurance, the other party may obtain such insurance in the defaulting party's name and bill the defaulting party for such costs.

         7. Indemnity. Buyer shall indemnify, defend and hold harmless against all penalties, losses, liability and claims of any nature whatsoever, including, without limitation, claims or liabilities for loss or damage to property or for injury to or death of persons, and all costs and attorneys' fees, arising out of the activities of Buyer or its Permittees upon or using the Servient Tenement; provided, however, that the foregoing indemnification shall not apply to matters resulting directly or indirectly from the negligence or willful misconduct of FFLP or EAR, or their respective successors, assigns, tenants, visitors, or invitees.

         8. Default. In the event a party hereunder breaches or defaults in its obligations hereunder, the other party may sue for damages in the event of failure to pay money or seek specific performance in the event of a failure to maintain or repair. Neither party may block or inhibit access to the Servient Tenement as a result of a breach or default hereunder.

         9. EAR Consent and Assumption. FFLP hereby assigns and delegates all of its duties and obligations hereunder to EAR, its successors and assigns, for so long as EAR, its successors and assigns, are tenants of the Servient Tenement under lease from FFLP or its successors or assigns. EAR accepts such assignment and delegation, hereby consents to FFLP's granting the within easements, and hereby subordinates its leasehold interest to the within easements.

         10. Mortgages. No breach of this Agreement shall defeat, render invalid, diminish or impair the lien of any first mortgage or deed of trust on the Servient Tenement made in good faith and for value, but the covenants, conditions and restrictions contained herein shall be binding upon and effective against any mortgagee who acquires title to either of the Parcels or any portion thereof by foreclosure, trustee's sale, deed in lieu of foreclosure or otherwise, pursuant to a mortgage or deed of trust created after the date of this Agreement.

         11. Entire Agreement. This instrument contains the entire agreement between the parties relating to the rights herein granted and the obligations herein assumed. Any oral representations or modifications concerning this instrument shall be of no force or effect except in a subsequent modification in writing, signed by the party to be charged.

         12. Attorney's Fees. In the event of any controversy, claim, or dispute relating to this instrument or the breach thereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorney's fees, and costs.

         13. Binding Effect. This instrument shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of FFLP, EAR, and Buyer, and each of them.

         14. No Dedication. Nothing contained in this Agreement shall be deemed to be a gift or dedication of any portion of the Servient Tenement to or for the general public or for any public purposes whatsoever. It is the intention of the parties that this Agreement shall be strictly limited to and for the purposes expressed herein.

         15. Covenants Running With the Land. All of the provisions, agreements, rights, powers, covenants, conditions and obligations contained in this Agreement shall be binding upon and shall inure to the benefit of the FFLP, Buyer, EAR and their respective successors (by merger, consolidation or otherwise), assigns, and representatives, and all other persons acquiring an interest in all or any portion of the Servient Tenement or the Dominant Tenement. All of the provisions of this Agreement shall constitute covenants running with the land and equitable servitudes pursuant to any and all applicable laws.

         16. Estoppel Certificates. Either FFLP, EAR, or Buyer may, at any time and from time to time, in connection with the sale, transfer, financing or refinancing of its Tenement, deliver a written notice to the other parties requesting that the other parties execute a certificate certifying that the requesting party is not in default in the performance of its obligations under this Agreement or, if in default, describing therein the nature and amount of any default. Such certificate shall be executed and returned within ten (10) days following the receipt of the notice from the requesting party. Failure by a party to execute and return the certificate within the specified period shall be deemed an admission by such party that the requesting party is current and not in default in the performance of its obligations under this Agreement. Any such certificate may be relied upon by all transferees, mortgagees, and deed of trust beneficiaries.

         17. Certain Obligations of FFLP Non-Recourse. FFLP's obligations hereunder are intended to be the obligations of the limited partnership and of the corporations which are the managing general partner and any other general partner thereof only, and no recourse for the payment of any amount due under this Easement Agreement or for any claim based thereon or otherwise in respect thereof, shall be held against any limited partner of FFLP or any incorporator, shareholder, officer, director or affiliate, as such, past, present or future of such corporate managing general partner or other general partner or of any corporate limited partner or of any successor corporation to such corporate managing general partner or other general partner or any corporate limited partner of FFLP, or against any direct or indirect parent corporation of such corporate managing general partner or other general partner or of any limited partner of FFLP or any other subsidiary or affiliate of any such direct or indirect parent corporation or any incorporator, shareholder officer or director, as such, past, present or future, of any such parent or other subsidiary or affiliate, it being understood that FFLP is a limited partnership formed for the purpose of acquiring and owning property including the Servient Tenement and acting as lessor to Electronic Arts Redwood, Inc., on the express understanding aforesaid. Nothing contained in this Section 17 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Easement Agreement and any other documents referred to herein, of rights and remedies against the limited partnership or the corporate managing general partner or any other general partner of FFLP or the assets of the limited partnership or the corporate managing general partner or any other general partner of FFLP. As used in this
Section 17, "affiliate" means any other person controlling, controlled by or under direct or indirect common control with such person; "person" means any individual, corporation, partnership, limited liability company, private limited company, joint venture, association joint-stock company, trust, unincorporated association, organ of government or any agency or political subdivision thereof; and "control," when used with any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         IN WITNESS WHEREOF, the parties hereto have executed this Easement Agreement as of the date first-above written.

                                       FLATIRONS FUNDING, LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By:      Flatirons Capital, Inc.
                                                Managing General Partner

                                       By:  ___________________________________

                                       Its:  __________________________________



                                       _______________________________,

                                       a  _______________________



                                       By:  ___________________________________

                                       Its:  __________________________________




                                       ELECTRONIC ARTS REDWOOD, INC.,
                                       a Delaware corporation


                                       By:  ___________________________________

                                       Name:  _________________________________

                                       Title:  ________________________________

                                 Acknowledgment

State of California
County of _____________


         On  ________________,  1999,  before me,  ____________________________, personally appeared _________________________________________  [personally known to me or proved to me on the basis of satisfactory evidence] to be the person[s] whose name[s] _______________ ____________________________________ [is or are]
subscribed   to   the   within   instrument   and   acknowledged   to  me   that
_______________________   [he  or  she   or   they]   executed   the   same   in
______________________________    [his    or    her   or    their]    authorized
______________________ [capacity or capacities], and that by [his or her or their] signature[s] on the instrument the person[s], or the entity upon behalf of which the person[s] acted, executed the instrument.

         WITNESS my hand and official seal.



____________________________________              _____________________________
[Signature]                                                   [Seal]

                                    EXHIBIT P


                                     FORM OF
                                 EXERCISE NOTICE


Electronic Arts, Redwood, Inc.
207 Redwood Shores Parkway
Redwood City, California  94065
Attn:  James F. Healy, President


                  Re: Option Agreement, Agreement of Purchase and Sale and Joint Escrow Instructions, dated _______________, 1999 (the "Purchase Agreement") between Electronic Arts Redwood, Inc. ("Seller") and ______________________________("Buyer")

Gentlemen and Ladies:

         This letter constitutes the Exercise Notice contemplated by the above-referenced Purchase Agreement and is delivered to exercise Buyer's option granted under the Purchase Agreement to purchase the Property (as defined in the Purchase Agreement) on the terms and for the price stated in the Purchase Agreement.

         Buyer hereby expressly confirms to Seller that Buyer has completed to its satisfaction the inspection and review contemplated by Article 2 of the Purchase Agreement. Buyer further confirms that it has deposited the full Deposit (as defined in the Purchase Agreement) with the Escrow Agent.

         Accordingly, Buyer is prepared to proceed with the purchase of the Property in accordance with the terms of the Purchase Agreement subject only to the satisfaction or waiver of the conditions described in Section 4.2 of the Purchase Agreement.

                                Very truly yours,

                                       [BUYER]


                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                    EXHIBIT Q

                                     FORM OF
                              ESTOPPEL CERTIFICATE


TO:      [BUYER]

Re:      Development Agreement dated November 7, 1996

         The undersigned The City of Redwood City (the "City") understands that [BUYER] has contracted to purchase that certain real property located in Redwood City, California, identified as Zones 2 and 4 of the Electronic Arts Business Park (the "Property"), which is subject to the terms and conditions of that certain Development Agreement dated as of November 7, 1996, by and between Flatirons Funding, Limited Partnership, a Delaware limited partnership ("FFLP"), and the City and recorded November 8, 1996, as Instrument No. 96-138988, Official Records, San Mateo County, California, as the same may be amended through the date hereof (the "Development Agreement"). The City hereby certifies the following information with respect to the Development Agreement and agrees that you and your assigns may rely upon the same in purchasing said real property:

         1. The Development Agreement is in full force and effect, constitutes a binding obligation of the parties, and has not been modified or amended either orally or in writing except by (i) that First Amendment to Development Agreement dated as of April 15, 1998 and recorded on April 15, 1998, as Instrument No. 98-054809, Official Records, San Mateo County, California; (ii) that First Amendment to Development Agreement dated as of April 6, 1998 and recorded on August 25, 1998 (recorded to correct typographical errors of the First Amendment recorded on April 15, 1998), as Instrument No. 98-135753, Official Records, San Mateo County, California; and (iii) that Second Amendment to Development Agreement dated as of August 31, 1998 and recorded on September 2, 1998, as Instrument No. 98-141937, Official Records, San Mateo County, California.

         2. The City finds that FFLP has demonstrated good faith compliance with the terms of the Development Agreement and has met all its obligations, both monetary and non-monetary, under the Development Agreement.

         3. The City asserts no claim of default under the Development Agreement and to the best of the City's knowledge and belief, there is no default by FFLP under the Development Agreement.

                            Dated:  __________, 1999.

                                              Very truly yours,

                                              THE CITY OF REDWOOD CITY


                                              By
                                                 _______________________________

                                                       Michael Church
                                                       Planning and
                                                       Redevelopment Manager


                                      -1-